prospectus

dated October 31, 1998

Deutsche Top 50 World
(Class A Shares and Class B Shares)
Deutsche Top 50 Europe

(Class A Shares, Class B Shares and Class C Shares)

Deutsche Top 50 Asia
(Class A Shares and Class B Shares)
Deutsche Top 50 US

(Class A Shares, Class B Shares and Class C Shares)


An Open-End
Management
Investment
Company

DEUTSCHE TOP 50 WORLD (Class A Shares and Class B Shares)

DEUTSCHE TOP 50 EUROPE (Class A Shares, Class B Shares and Class C Shares)

DEUTSCHE TOP 50 ASIA (Class A Shares and Class B Shares)

DEUTSCHE TOP 50 US (Class A Shares, Class B Shares and Class C Shares)

5800 Corporate Drive

Pittsburgh, PA 15237-7010

For information call toll-free 888-4-DEUTSCHE (888-433-8872)



This Prospectus relates to the Deutsche Top 50 World ("Top 50 World"), Deutsche Top 50 Europe ("Top 50 Europe"), Deutsche Top 50 Asia ("Top 50 Asia"), and Deutsche Top 50 US ("Top 50 US")(each, a "Fund" and collectively, the "Funds"). Each Fund is a non-diversified series of the Deutsche Funds, Inc., an open-end management investment company organized as a Maryland corporation (the "Corporation") (together with the Funds, the "Deutsche Funds"). The investment objective of each Fund is primarily to achieve high capital appreciation and, as a secondary objective, reasonable dividend income.



Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding non-diversified open-end management investment company (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is a series of the Deutsche Portfolios (the "Portfolio Trust") and has the same investment objective as its corresponding Fund. Each Fund invests in its corresponding Portfolio through the Hub and Spoke(R) master-feeder investment fund structure. "Hub and Spoke" is a registered service mark of Signature Financial Group, Inc.

Each Portfolio is managed by Deutsche Fund Management, Inc. ("DFM" or the "Manager"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution.



This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing and it should be retained for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission ("SEC") in a Statement of Additional Information dated October 31, 1998 (as supplemented from time to time). This information is incorporated herein by reference and is available without charge upon written request from the Funds' transfer agent, Federated Shareholder Services Company, or by calling toll-free 888-4-DEUTSCHE.



INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, DEUTSCHE BANK AG OR ANY OTHER BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN CLASS A SHARES, CLASS B SHARES OR CLASS C SHARES IS SUBJECT TO RISKS THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Prospectus dated October 31, 1998



                               TABLE OF CONTENTS

Expense Summary........................................   2
Financial Highlights...................................   4

The Funds..............................................   6
Investment Objective, Policies and Restrictions........   6
 All Funds.............................................   7
Risk Factors...........................................  10
 Equity Investments....................................  10
 Foreign Investments (Each Portfolio Except Top 50
 US Portfolio).........................................  10
 Emerging Markets (Each Portfolio Except Top 50
 US Portfolio).........................................  11
 Fixed Income Securities...............................  11
 Futures, Options and Warrants.........................  11
 Geographic Investment Emphasis........................  12
 Local Securities Markets..............................  12
Management of the Corporation and the Portfolio Trust..  12
 Manager...............................................  12
 Adviser...............................................  12
 Portfolio Management..................................  13
 Administrator.........................................  13
 Operations Agent......................................  13
 Administrative Agent..................................  13
 Distributor...........................................  14
 Transfer Agent, Custodian and Fund Accountant.........  14
 Year 2000 Statement...................................  14
 Expenses..............................................  15
 Portfolio Brokerage...................................  15
Investing in the Funds.................................  16
 Class A Shares........................................  16
 Class B Shares........................................  16
 Class C Shares........................................  16
 Other Share Differences...............................  16
Purchase of Shares.....................................  16
 Investing in Class A Shares...........................  16
 Investing in Class B Shares and Class C Shares........  18
 Conversion of Class B Shares..........................  18
 Purchasing Shares Through a Financial Intermediary....  18
 Purchasing Shares by Wire.............................  19
 Purchasing Shares by Check............................  19
Special Purchase Features..............................  19
 Systematic Investment Program.........................  19
 Retirement Plans......................................  19
Exchange Privilege.....................................  19
 Class A Shares........................................  19
 Class B Shares........................................  19
 Class C Shares........................................  19
 Requirements for Exchange.............................  19
 Tax Consequences......................................  19
 Making an Exchange....................................  20
 Telephone Instructions................................  20
Redemption of Shares...................................  20
 Redeeming Shares Through a Financial Intermediary.....  20
 Redeeming Shares by Telephone.........................  20
 Redeeming Shares by Mail..............................  20
Special Redemption Features............................  21
 Systematic Withdrawal Program.........................  21
Contingent Deferred Sales Charge.......................  21
 Class A Shares........................................  21
 Class B Shares........................................  21
 Class C Shares........................................  21
 Class A Shares, Class B Shares and Class C Shares.....  21
 Elimination of Contingent Deferred Sales Charge.......  21
Account and Share Information..........................  22
 Certificates and Confirmations........................  22
 Accounts with Low Balances............................  22
Dividends and Distributions............................  22
Net Asset Value........................................  22
Organization...........................................  22
Taxes..................................................  23
Additional Information.................................  24
Appendix A.............................................  24


                                EXPENSE SUMMARY



The following table summarizes estimated shareholder transaction and annual operating expenses of Class A Shares and Class B Shares of each Fund and Class C Shares for Top 50 Europe and Top 50 US, and the allocable operating expenses of their corresponding Portfolios. The Directors of the Corporation believe that the aggregate per share expenses of each Fund and the allocable operating expenses of its corresponding Portfolio will be approximately equal to and may be less than the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets directly in portfolio securities. Actual expenses may vary. A hypothetical example based on the summary is also shown. For more information concerning the expenses of each Fund and its corresponding Portfolio, see "Management of the Corporation and the Portfolio Trust."



                        Shareholder Transaction Expenses

                                                                                              Class A      Class B      Class C
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                  5.50%     None         None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)       None      None         None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
redemption proceeds, as applicable)                                                            0.00%(1)     5.00%(2)     1.00%(3)
Redemption Fees (as a percentage of amount redeemed, if applicable)                            None      None         None
Exchange Fees                                                                                  None      None         None

 (1) Class A Shares purchased without an initial sales charge (i) based on an initial investment of $1,000,000 or more or (ii) with proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Edgewood, may be charged a contingent deferred sales charge of 1.00% for redemptions made within one full year of purchase. See "Contingent Deferred Sales Charge."

 2)  In the first year, declining to 1.00% in the sixth year and 0% thereafter.

 (3) The contingent deferred sales charge assessed is 1.00% of the lesser of the original purchase price or the net asset value of Shares redeemed within one year of their purchase date. For a more complete description, see "Contingent Deferred Sales Charge."

                                 Expense Table
            Annual Operating Expenses (After Expense Reimbursement)
                    (As a percentage of average net assets)

                                                                                  Top 50 World
                                                                 Top 50 Europe    Top 50 Asia               Top 50 US
                                                                    Class B                                  Class B
                                                                      and                                      and
                                                          Class A   Class C   Class A   Class B   Class A    Class C
Advisory fees                                                1.00%     1.00%     1.00%     1.00%     0.85%       0.85%
12b-1 Fees
Service                                                      0.25%     0.25%     0.25%     0.25%     0.25%       0.25%
 Distribution                                                0.00%     0.75%     0.00%     0.75%     0.00%       0.75%
Other Expenses (after expense reimbursement)                 0.35%     0.35%     0.35%     0.35%     0.40%       0.40%

Total Operating Expenses (after expense reimbursement)       1.60%     2.35%     1.60%     2.35%     1.50%       2.25%


                          EXPENSE SUMMARY (CONTINUED)

Example
An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:


                                                                                         Top 50 World
                                                                  Top 50 Europe          Top 50 Asia                 Top 50 US
                                                            Class A  Class B  Class C  Class A  Class B  Class A  Class B  Class C
1 Year                                                         $ 70     $ 74     $ 34     $ 70     $ 75     $ 69     $ 74     $ 33
3 Years                                                        $103     $105     $ 73     $103     $106     $100     $103     $ 70
5 Years                                                        $137     $148     $126     $137     $148     $132     $143     $120
10 Years                                                       $235     $269     $269     $235     $269     $224     $258     $258
An investor would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) no redemption at the end of each time period:
1 Year                                                         $ 70     $ 24     $ 24     $ 70     $ 24     $ 69     $ 23     $ 23
3 Years                                                        $103     $ 73     $ 73     $103     $ 73     $100     $ 70     $ 70
5 Years                                                        $137     $126     $126     $137     $126     $132     $120     $120
10 Years                                                       $235     $269     $269     $235     $269     $224     $258     $258



The above expense table is designed to assist investors in understanding the various estimated direct and indirect costs and expenses that investors in a Fund would bear. Wire transferred redemptions of less than $5,000 may be subject to additional fees. The fees and expenses included in "Other Expenses" are estimated for each Fund's fiscal year ending August 31, 1999 and include (i) fees paid to the Administrator, Administrative Agent, Operations Agent, Transfer Agent, Fund Accounting Agent and Custodian (as each are defined herein); (ii) amortization of organizational expenses; and (iii) other usual and customary expenses of each Fund and each Portfolio. DFM has agreed that it will reimburse the expenses of each Fund through at least August 31, 1999, to the extent necessary to maintain each Fund's ratio of total operating expenses to average annual net assets at the level indicated above. Absent reimbursement of expenses, estimated "Other Expenses" for the first fiscal year of the Top 50 World, Top 50 Europe, Top 50 Asia and the Top 50 US were 126.24%%, 15.28%, 245.80% and 10.48%, respectively, and "Total Operating Expenses" were 127.49%, 16.53%, 247.05% and 11.58%, respectively, of the Fund's average daily net assets attributed to Class A Shares and 128.24%, 17.28%, 247.80% and 12.33%, respectively, of the Fund's average daily net assets attributed to Class B Shares, and 17.28% and 12.33%, respectively of the Top 50 Europe and the Top 50 US average daily net assets attributed to Class C Shares. For a more detailed description of contractual fee arrangements, including expense reimbursements, see "Management of the Corporation and the Portfolio Trust." In connection with the above example, investors should note that $1,000 is less than the minimum investment requirement for each class of each Fund. See "Purchase of Shares." Because the fees paid under the 12b-1 Plan of the Fund are charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of the maximum front-end sales charge that such Fund would be permitted to charge. The example is hypothetical; it is included solely for illustrative purposes. It should not be considered a representation of future performance; actual expenses may be more or less than those shown.





                              FINANCIAL HIGHLIGHTS

                              Deutsche Funds, Inc.

      For the period from Commencement of Operations to August 31, 1998(a)

Selected data for a Class A share of common stock outstanding throughout the period.

The following table has been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants. Their report dated October 16, 1998, on the Funds' financial statements for the period ended August 31, 1998, and on the following table for the periods presented, is included in the Funds' Annual Report. This table should be read in conjunction with the Funds' financial statements and notes thereto, which is included in the Funds' Annual Report. The Annual Report is incorporated by reference into and accompanies the Statement of Additional Information. They may be obtained from the Funds free of charge. Class C Shares were not offered to the public prior to September 1, 1998.

                                                                        Deutsche            Deutsche   Deutsche    Deutsche
                                                                         Top 50              Top 50     Top 50      Top 50
                                                                         World               Europe      Asia         US
Net asset value at beginning of period                                            $ 12.50   $  12.50   $  12.50   $   12.50
Investment operations:
 Net investment income (loss)                                                        0.01       0.02       0.01       (0.03)
 Net realized and unrealized gain (loss) on investments and
  foreign currency
allocated from corresponding Deutsche Portfolio                                     (0.16)      0.51      (4.33)       0.15
 Increase (decrease) from investment operations                                     (0.15)      0.53      (4.32)       0.12
Net asset value at end of period                                                  $ 12.35   $  13.03   $   8.18   $   12.62
Total Return (based on net asset value)(c)*                                        (1.20)%      4.24%   (34.56)%       0.96%
Ratios and Supplemental Data:
 Net assets, end of period (000's)                                                $   181   $  1,208   $     41   $   2,056
 Ratios to average net assets:
 Expenses(b)**                                                                       1.60%      1.60%      1.60%       1.50%
 Net investment income (loss)(b)**                                                   0.13%      0.50%      0.15%     (0.44)%
(a) Commencement of operations:                                                    10/2/97    10/2/97    10/14/97   10/2/97

(b) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

Expenses to average net assets**                 127.49%    16.53%    247.05%    11.58%
Net investment loss to average net assets**    (125.76)%  (14.43)%  (245.30)%  (10.52)%

(c) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at commencement of operations, reinvestment of distributions at net asset value and a sale on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
 * Not annualized
 **  Annualized





                        FINANCIAL HIGHLIGHTS (CONTINUED)

                              Deutsche Funds, Inc.

            For the period from Inception Date to August 31, 1998(a)

Selected data for a Class B share of common stock outstanding throughout the period.

The following table has been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants. Their report dated October 16, 1998, on the Funds' financial statements for the period ended August 31, 1998, and on the following table for the periods presented, is included in the Funds' Annual Report. This table should be read in conjunction with the Funds' financial statements and notes thereto, which is included in the Funds' Annual Report. The Annual Report is incorporated by reference into and accompanies the Statement of Additional Information. They may be obtained from the Funds free of charge. Class C Shares were not offered to the public prior to September 1, 1998.

                                                                              Deutsche      Deutsche   Deutsche   Deutsche
                                                                               Top 50        Top 50     Top 50     Top 50
                                                                                World         Europe      Asia        US
Net asset value at beginning of period                                          $  12.50    $ 12.50   $  12.50   $  12.50
Investment operations:
 Net investment loss                                                               (0.01)     (0.01)     (0.02)     (0.06)
 Net realized and unrealized loss on investments and foreign currency
allocated from corresponding Deutsche Portfolio                                    (1.41)     (0.84)     (3.20)     (1.48)
 Decrease from investment operations                                               (1.42)     (0.85)     (3.22)     (1.54)
Net asset value at end of period                                                $  11.08    $ 11.65   $   9.28   $  10.96
Total Return (based on net asset value)(c)*                                      (11.36)%    (6.80)%   (25.76)%   (12.32)%
Ratios and Supplemental Data:
 Net assets, end of period (000's)                                              $     90    $ 3,120   $     50   $    436
 Ratios to average net assets:
 Expenses(b)**                                                                      2.35%      2.35%      2.35%      2.25%
 Net investment loss(b)**                                                         (0.84)%    (0.46)%    (0.51)%    (1.35)%
(a)                                                                      Inception date:     5/4/98    3/30/98     5/5/98   3/18/98

(b) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment loss to average net assets would have been as follows:

Expenses to average net assets**                 128.24%    17.28%    247.80%    12.33%
Net investment loss to average net assets**    (126.73)%  (15.39)%  (245.96)%  (11.43)%

 (c) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at inception date, reinvestment of distributions at net asset value and a sale on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
 * Not annualized
 **  Annualized



                                   THE FUNDS



Each Fund is a non-diversified, open-end management investment company and is a series of shares of common stock of the Corporation (see "Organization"). The investment objective of each Fund is primarily to achieve high capital appreciation and, as a secondary objective, reasonable dividend income.



Each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio that has the same investment objective as the Fund. The Top 50 World invests all of its investable assets in the Top 50 World Portfolio (US Dollar) ("Top 50 World Portfolio"); the Top 50 Europe invests all of its investable assets in the Top 50 Europe Portfolio (US Dollar) ("Top 50 Europe Portfolio"); the Top 50 Asia invests all of its investable assets in the Top 50 Asia Portfolio (US Dollar) ("Top 50 Asia Portfolio"); and the Top 50 US invests all of its investable assets in the Top 50 US Portfolio (US Dollar) ("Top 50 US Portfolio"). Each Portfolio is an open-end management investment company and a series of shares of beneficial interest in the Deutsche Portfolios, a trust organized under the laws of the State of New York (see "Organization").

Shares of the Funds are sold continuously by the Funds' distributor, Edgewood Services, Inc. ("Edgewood" or the "Distributor"). The Funds require a minimum initial investment of $5,000. The minimum subsequent investment is $500 (see "Purchase of Shares"). If a shareholder reduces his or her investment in a Fund to less than the applicable minimum investment, the investment is subject to mandatory redemption. See "Account and Share Information--Accounts with Low Balances."



Proceeds from the sale of shares of each Fund are invested in its corresponding Portfolio, which then invests its assets in accordance with its investment objective and policies. DWS International Portfolio Management GmbH is the investment adviser of the Portfolios other than Top 50 US Portfolio (the "DWS Adviser"). Deutsche Bank Securities Investment Management Inc. is the investment adviser of the Top 50 US Portfolio (the "DBSIM Adviser"); and together with the DWS Adviser or severally as the context may require, the "Adviser." DFM and the Advisers are indirect subsidiaries of Deutsche Bank AG. Federated Services Company is the administrator of the Funds (the "Administrator") and the operations agent of the Portfolios ("Operations Agent"). IBT Fund Services (Canada) Inc. ("IBT (Canada)") is the fund accounting agent of the Funds and the Portfolios ("Fund Accounting Agent"). Federated Shareholder Services Company is the transfer agent and dividend disbursing agent of the Funds ("Transfer Agent"). IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") is the administrative agent of the Portfolios ("Administrative Agent"). Investors Bank & Trust Company ("IBT") is the custodian of the Funds and the Portfolios ("Custodian"). The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of the Funds and of the Portfolios, respectively. The Directors who are not "interested persons" of the Corporation as defined in the Investment Company Act of 1940 (the "1940 Act")(the "Independent Directors"), are the same as the Trustees who are not "interested persons" of the Portfolio Trust as defined in the 1940 Act (the "Independent Trustees"). A majority of the Corporation's Directors and the Portfolio Trust's Trustees are not affiliated with the Manager, the Adviser or the Distributor. For further information about the Directors of the Corporation and the Trustees of the Portfolio Trust, see "Management of the Corporation and the Portfolio Trust" herein and "Directors, Trustees, and Officers" in the Statement of Additional Information.



                         INVESTMENT OBJECTIVE, POLICIES

                                AND RESTRICTIONS

The investment objective of each Fund is primarily to achieve high capital appreciation and, as a secondary objective, reasonable dividend income. No Fund represents a complete investment program, nor is each Fund suitable for all investors.



Each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio, an open-end management investment company that has the same investment objective and investment policies as the Fund. Since the investment characteristics and experience of each Fund will correspond directly with those of its corresponding Portfolio, the discussion in this Prospectus focuses on the investments and investment policies of the Portfolios.




The number of issuers of equity securities held in each Portfolio is generally fifty. Each of the Portfolios generally invests only in those companies that the portfolio managers consider to be of outstanding quality in their particular field. In selecting the fifty issuers, the Adviser will emphasize some or all of the following attributes:

 .  strong market position within its respective market;

 . profitability, predictability and duration of earnings growth, reflected in sound balance sheet ratios and financial statements;

 . high quality of management with an orientation toward strong, long-term earnings;

 .  long-range strategic plans in place;



 . generally publicly-held with a broad distribution of financial information related to the company's operations.


Companies selected for each Portfolio will be monitored on a consistent basis to detect risk in the form of possible changes in their earnings outlook and/or financial condition. The Adviser will monitor the annual and interim financial statements of a broad universe of companies, conduct sector and industry analyses and maintain company contact, including company visits and attendance at company meetings and analyst presentations. In addition, the Adviser will assess macroeconomic and stock market conditions in the various countries in which the companies held in each Portfolio are domiciled or have their primary stock market listings.



The Adviser will consider the geographic market focus of each Portfolio in considering companies proposed for investment, which may cause modest differences in style or investment approach among the respective Portfolios.

Because each Portfolio is classified as "non-diversified" under the 1940 Act, the performance of each Portfolio may be subject to greater fluctuation than that of a diversified investment company. See "Fundamental Investment Restrictions" below.



The Top 50 World Portfolio pursues its (and the Top 50 World's) investment objective by investing at least 65% of its total assets in equity securities. In selecting securities for the Portfolio, emphasis will be placed on international diversification. While there are no specific percentage limitations on investments in any single country, the Portfolio generally expects to maintain a significant investment in at least three regions around the world--e.g., Europe, North America, Asia.



The Portfolio invests in companies with a strong market position, which are globally competitive, have outstanding growth potential and offer above-average opportunities to take advantage of one or more of the following global future trends ("megatrends"):

1.   Strong population growth in emerging markets;
2. Aging population in industrialized nations, leading to growing demands for the products and services of healthcare and related industries;
3. Transition to an information and communications society; 4. Growing demand for brand names; 5. Growing oil/energy consumption worldwide.


The Top 50 Europe Portfolio pursues its (and the Top 50 Europe's) investment objective by investing at least 65% of its total assets in the equity securities of issuers located in European countries, including those which are member states of the European Union ("Member States"), those which are party to the Convention on the European Economic Area ("CEEA"), Poland, Switzerland, Slovakia, Czech Republic, and Hungary.


The Portfolio invests primarily in European companies with above-average potential for capital gain. The Adviser places strong emphasis on companies that have clear strategic goals, that concentrate on their core businesses, and whose management gives appropriate consideration to return on investment.



The Top 50 Asia Portfolio pursues its (and the Top 50 Asia's) investment objective by investing at least 65% of its total assets in the equity securities of issuers with a domicile or business focus in Asian countries, including China, Hong Kong, India, Indonesia, Japan, South Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand. A company has its business focus in Asia when the majority of its profits or sales are made there.



In selecting securities for the Portfolio, the Adviser will seek companies with some or all of the following attributes: strong prospects for medium-term growth, solid market position, with favorable financial performance and indicators, and high quality management whose aim is toward longer-term earnings, with a strategic view of their companies and markets.



The Top 50 US Portfolio pursues its (and the Top 50 US's) investment objective by investing at least 65% of its total assets in the equity securities of issuers domiciled or headquartered in the United States. These companies may also conduct a substantial part of their business outside the United States.



The Portfolio will invest primarily in companies that dominate their markets and maintain a leadership position through the combination of management talent, product or service differentiation, economies of scale and financial strength. These companies, in the opinion of the Adviser, are aggressive and tenacious companies, generally referred to as "Bulldogs," that are leading-edge U.S. corporations and have a "no holds barred" attitude geared toward market share dominance.



The investment style of the Portfolio will also place great emphasis on the market valuation of a company's earnings (i.e. price/earnings or P/Eratio), as well as the predictability and durability of its earnings growth. The analysis of industry trends will also play an important part in the portfolio management process.



Although the assets of the Portfolio are invested primarily in common stocks, other securities with equity characteristics may be purchased, including securities convertible into common stock, and warrants. The Portfolio may participate in initial public offerings from time to time and may only invest in publicly traded securities.

All Funds
Listed Securities


Each Portfolio will invest primarily in listed securities ("Listed Securities"). For purposes of this Prospectus, Listed Securities are defined as securities meeting at least one of the following requirements: (a) they are listed on a stock exchange in a Member State or in another state which is a party to the CEEA, or are included on another regulated market in a Member State or in another state party to the CEEA which market is recognized, open to the public and operates regularly; (b)they are admitted to the official listing on one of the stock exchanges listed in Appendix A or included on one of the regulated markets listed in Appendix A; or (c) application is to be made for admission to official listing on one of the aforementioned stock exchanges or inclusion in one of the aforementioned regulated markets and such admission or inclusion is to take place within 12 months of their issue.



Unlisted Securities and Notes
Up to a total of 10% of the net assets of each Portfolio may be invested in:

  (a) securities that are consistent with the Portfolio's investment objective and policies, which are not admitted to official listing on one of the stock exchanges or included on one of the regulated markets, described above;
  (b) interests in loans which are portions of an overall loan granted by a third party and for which a note has been issued ("Notes"), provided these Notes can be assigned at least twice after purchase by the Portfolio, and the Note was issued by:

  . the Federal Republic of Germany ("Germany"), a special purpose fund of Germany, a state of Germany, the European Union or a member state of the Organisation for Economic Cooperation and Development (an "OECD Member"),

  . another German domestic authority, or a regional government or local authority of another Member State or another state party to the CEEA for which a zero weighting was notified according to Article 7 of the Council Directive 89/647/EEC of 18 December 1989 on a solvency ratio for credit institutions (Official Journal EC No. L386, p. 14),

  . other corporate bodies or institutions organized under public law and registered domestically in Germany or in another Member State or another state party to the CEEA,
  . other debtors, if guaranteed as to the payment of interest and repayment of principal by one of the aforementioned bodies, or
  . companies which have issued securities which are admitted to official listing on a German or other foreign stock exchange.
Investments in Notes are subject to each Portfolio's overall 20% limitation on fixed income securities. See "Fixed Income Securities" below.



The current Member States, the states party to the CEEA, and OECD Members are listed in Appendix A.



Fixed Income Securities

Each Portfolio is permitted to invest in fixed income securities, although it intends to remain invested in equity securities to the extent practical in light of its objective. Each Portfolio's investment in fixed income securities (excluding bank deposits and money market instruments) will not exceed 20% of the Portfolio's net assets. For purposes of each Portfolio's investments, convertible bonds and bonds with warrants would be considered equities, not fixed income securities.



The fixed income securities in which each Portfolio may invest will be rated on the date of investment within the four highest rating categories of Moody's Investors Service, Inc. ("Moody's"), currently Aaa, Aa, A and Baa, or of Standard & Poor's ("S&P"), currently AAA, AA, A and BBB, or if unrated, will be, in the opinion of the Adviser, of comparable quality to such rated securities discussed above. Fixed income securities rated Baa by Moody's or BBB by S&P have speculative characteristics. See Appendix B to the Statement of Additional Information for a description of these ratings.



Bank Deposits and Money Market Instruments


Each Portfolio may temporarily invest in bank deposits and money market instruments maturing in less than 12 months. These instruments include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by Germany, the states of Germany, the European Union, OECD Members or quasi-governmental entities of any of the foregoing.



Under normal circumstances each Portfolio will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, each Portfolio may temporarily invest in bank deposits and money market instruments, up to 49% of its net assets, as a measure taken in the Adviser's judgment during, or in anticipation of, adverse market conditions. For each Portfolio, except the Top 50 US Portfolio, certificates of deposit from the same credit institution may not account for more than 10% of a Portfolio's total assets. See "Investment Objectives and Policies" in the Statement of Additional Information.

Options Transactions on Securities

Options transactions may be carried out for each Portfolio if the securities options are admitted to official listing on a recognized futures or securities exchange and the securities underlying the options are within the applicable investment objective and policies of the Portfolio. Each of these instruments is a derivative instrument as its value derives from the underlying asset. Each Portfolio may use options for hedging and risk management purposes and may purchase call options and sell put options for speculation. See "Risk Factors."

By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). The purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price.

Put options on securities may be purchased only if the securities underlying the option transaction are held by a Portfolio at the time of the purchase of the put option.

When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it.

Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option.



Call options on securities may be sold (written) only if the securities underlying the option transaction are held by a Portfolio at the time of the sale. These securities may not be sold during the maturity of the call option and may not be the subject of a securities loan.



There is no limitation on the value of the options that may be purchased or written by a Portfolio. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of each Portfolio, may not exceed 20% of net assets of the Portfolio. See "Risk Factors." Options on securities may only be purchased or granted to a third party to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of a Portfolio, do not exceed 10% of the net assets of the Portfolio. Options on securities may only be written (sold) to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of a Portfolio, do not exceed 2% of the net assets of the Portfolio. When an option transaction is offset by a back-to-back transaction (e.g., where a Portfolio writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

Futures Contracts, Options on Futures and Securities Indices and Warrants


Each Portfolio may purchase and sell stock index futures contracts and interest rate futures contracts and may purchase options on interest rate futures contracts, options on securities indices, options and warrants on futures contracts and stock indices. A Portfolio will engage in transactions in such instruments only if they are admitted to official listing on a recognized futures or securities exchange and meet certain other requirements stated below. A Portfolio may use these techniques for hedging or risk management purposes or, subject to certain limitations, for the purposes of obtaining desired exposure to certain securities or markets.



For the purpose of hedging a Portfolio's assets, the Portfolio may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described above. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Portfolio for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Portfolio. In carrying out a particular hedging strategy, a Portfolio may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Portfolio's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. A Portfolio may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

Each Portfolio may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. Each Portfolio other than the Top 50 US Portfolio may enter into transactions for non-hedging purposes only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Portfolio for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Portfolio and (2) such instruments relate to categories of assets which the Portfolio is permitted to hold. The Top 50 US Portfolio does not limit its purchase or sale of stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants for other than hedging purposes.

Currency Forward Contracts, Option Rights and Warrants on Currencies and Currency Futures Contracts (Each Portfolio Except Top 50 US Portfolio)


Each Portfolio, except for 50 US Portfolio, may enter into foreign currency transactions to hedge currency risks associated with the assets of the Portfolio denominated in foreign currencies. A Portfolio may purchase or sell foreign currency contracts for forward delivery. A Portfolio may also purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

Each Portfolio does not currently intend to engage in foreign currency transactions as an investment strategy. However, each Portfolio (except for Top 50 US Portfolio) may enter into forward contracts to hedge against changes in foreign currency exchange rates that would affect the value of existing investments denominated or principally traded in a foreign currency.



Securities Loans

Subject to applicable investment restrictions, each Portfolio is permitted to lend its securities. These loans may not exceed 33/1//\\3% of each Portfolio's total assets. The Portfolios may pay reasonable administrative and custodial fees in connection with the loan of securities. The following conditions will be met whenever portfolio securities of a Portfolio are loaned: (1) the Portfolio must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as payments in respect of any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian and finder's fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Portfolio must terminate the loan and regain the right to vote the securities if a material event conferring voting rights and adversely affecting the investment occurs. In addition, a Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution. No Portfolio will lend its securities to any officer, Trustee, Director, employee or other affiliate of the Corporation or the Portfolio Trust, the Manager, the Adviser or the Distributor, unless otherwise permitted by applicable law.\\

Each Portfolio may lend its securities on a demand basis provided the market value of the assets transferred in securities loans together with the market value of the securities already transferred as a securities loan for the Portfolio's account to the same borrower does not exceed 10% of total net assets of the Portfolio.

Borrowing

Each Portfolio may borrow money from banks for temporary or short-term purposes and then only in amounts not to exceed 10% of each Portfolio's, except the Top 50 US Portfolio's, total assets at the time of such borrowing. The Top 50 US Portfolio may take up short-term loans up to a limit of one-third of the Portfolio's total assets.

Warrants

Each Portfolio may purchase warrants in value of up to 10% of the Portfolio's net assets. The warrants in which the Portfolios invest are a type of security that entitles the holder to buy a fixed amount of securities of such issuer at a specified price at a fixed date or for a fixed period of time (which may be in perpetuity) or to demand settlement in cash based on the price performance of the underlying security. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Convertible Securities

The convertible securities in which the Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

Short-Term Trading

Each Portfolio intends to manage its portfolio actively in pursuit of its investment objective. A Portfolio may take advantage of short-term trading opportunities that are consistent with its objective. To the extent a Portfolio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs. See "Taxes" below.

Investment Restrictions

The investment objective of each Fund and each Portfolio, together with the fundamental investment restrictions described below and in the Statement of Additional Information, except as noted, are deemed fundamental policies, i.e., they may be changed only with the approval of the holders of a majority of the outstanding voting securities of a Fund and its corresponding Portfolio. Each Fund has the same investment restrictions as its corresponding Portfolio, except that each Fund may invest all of its investable assets in the corresponding Portfolio. References below to the Portfolios' investment restrictions also include the Funds' investment restrictions. Any other investment policies of the Portfolios and the Funds described herein or in the Statement of Additional Information are not fundamental and may be changed without shareholder approval.

Fundamental Investment Restrictions

Each Portfolio is classified as "non-diversified" under the 1940 Act, which means that each corresponding Fund is not limited by the 1940 Act with respect to the portion of its assets which may be invested in securities of a single company (although certain diversification requirements are in effect imposed by the Internal Revenue Code of 1986, as amended (the "Code")). The possible assumption of large positions in the securities of a small number of companies may cause the performance of a Fund to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the companies.



The Top 50 World Portfolio will invest at least 65% of its total assets in equity securities. The Top 50 Europe Portfolio will invest at least 65% of its total assets in the equity securities of issuers located in European countries. The Top 50 Asia Portfolio will invest at least 65% of its total assets in the equity securities of issuers with a domicile or business focus in Asian countries. The Top 50 US Portfolio will invest at least 65% of its total assets in the equity securities of issuers located in the United States.

No Portfolio may purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio's total assets, provided that the foregoing limitation shall not apply to investments in securities issued by the U.S. government or its agencies or instrumentalities.



Non-Fundamental Investment Restrictions


Each Portfolio is permitted to borrow money although, as an operating policy, generally will not borrow money. Each Portfolio may not issue senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder. Each Portfolio, except the Top 50 US Portfolio, may not invest more than 10% of its net assets in the securities of any one issuer or invest more than 40% of its net assets in the aggregate in the securities of those issuers in which the Portfolio has invested in excess of 5% but not more than 10% of its net assets.



For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see "Investment Restrictions" in the Statement of Additional Information.

RISK FACTORS
Equity Investments

Because the assets of each Portfolio are invested primarily in equity securities, the Portfolios are subject to market risk and the risks associated with the individual companies in which the Portfolios invest, meaning that stock prices in general may decline over short or extended periods of time. As with any equity-based investment company, the investor should be aware that unfavorable economic conditions can adversely affect corporate earnings and cause declines in stock prices.

Foreign Investments (Each Portfolio Except Top 50 US Portfolio)

Each Portfolio, except the Top 50 US Portfolio, invests primarily in foreign securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes (such as capital gain taxes) which may decrease the net return on foreign investments as compared to dividends and interest paid to a Portfolio by U.S. domestic companies.

Investors should realize that the value of a Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolios must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

Since each Portfolio's investments in foreign securities involve foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Because the Top 50 Europe Portfolio does not presently intend to engage in currency transactions to hedge currency risks, this Portfolio may be more exposed to the aforementioned currency risks. See "Foreign Currency Exchange Transactions" in the Statement of Additional Information.



On January 1, 1999, eleven of the fifteen Member States will have their currency exchange rate irrevocably fixed to a single European currency, the euro. The euro will become legal tender in those countries from this date. National currencies will continue to circulate until they are replaced by euro coins and bank notes on July 1, 2002. The pending unification of European currency and decision by certain countries not to participate are likely to create uncertainty in the European markets and thereby increase volatility of the various currencies and securities. The European securities markets may become less liquid. These events can adversely affect the Portfolios' investment and performance, as detailed under "European Currency Unification" in the Statement of Additional Information.



Certain of the risks associated with foreign investments are heightened for the Top 50 Asia Portfolio and Top 50 World Portfolio, which invest in certain Asian countries. In some cases, political uncertainty and political corruption in such countries could threaten to reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and further disruptions in Asian securities markets could result. In addition, certain Asian countries have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, may have a disruptive and negative effect on foreign investors. For example, in 1997 the Thai baht lost 46.75% of its value against the U.S. dollar. A number of Asian companies are highly dependent on foreign loans for their operation. In 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund and other supranational organizations which impose strict repayment term schedules and require significant economic and financial restructuring. There can be no assurance that such restructurings will not have an adverse effect on individual companies, or securities markets, in which the Top 50 Asia Portfolio or the Top 50 World Portfolio is invested. The Top 50 Asia Portfolio may invest in Hong Kong, which reverted to Chinese administration in 1997. Investments in Hong Kong may be subject to expropriation, nationalization or confiscation, and to the risk that the Hong Kong dollar will be devalued. The Corporation cannot predict the effects of a possible loss of investor confidence in the currency or stock market of Hong Kong.

Emerging Markets (Each Portfolio Except Top 50 US Portfolio)

Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. Investments in developing and emerging markets may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (ii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iii) foreign taxation; (iv) the absence, until recently, of a capital market structure or market oriented economy as well as issuers without a long period of successful operations; (v) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries or their neighboring countries; and (vi) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability.



The risks involved in making investments in securities of issuers in emerging markets have been underscored by recent events. For example, issuers in the Asia region have experienced currency volatility, political instability and economic declines in recent months. In response to these declines, Malaysia has recently enacted currency exchange controls, restricting the repatriation of assets for a period of one year. Earlier this year, Russia declared a moratorium on repayment of its own debt, substantially devalued its currency and suspended the government-

sponsored foreign exchange market for its currency.

Fixed Income Securities


The value of fixed income securities generally goes down when interest rates go up, and vice versa. Furthermore, the value of fixed income securities may vary based on anticipated or potential changes in interest rates. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.

Prices of fixed income securities fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities. It is possible that some issuers will be unable to make required payments on fixed income securities.

Futures, Options and Warrants

Each Portfolio's successful use of futures, options and warrants depends on the ability of the Adviser to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Portfolio's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of a Portfolio's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If a Portfolio has hedged portfolio securities by purchasing put options or selling futures contracts, the Portfolio could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Portfolio's securities. As noted, a Portfolio may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, a Portfolio may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by a Portfolio in entering into such transactions. The ability of a Portfolio to close out a futures, options or warrants position depends on a liquid secondary market.



The use of futures contracts potentially exposes the Portfolios to the effects of "leveraging," which occurs when futures are used so a Portfolio's exposure to the market is greater than it would have been if the Portfolio had invested directly in the underlying instruments. Leveraging increases a Portfolio's potential for both gain and loss. As noted above, the Portfolios intend to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Portfolios. See "Futures Contracts and Options on Futures Contracts" in the Statement of Additional Information.



Geographic Investment Emphasis

From time to time, due to investment opportunities perceived by the Manager to be attractive, a Portfolio or a Fund may invest a relatively larger portion of its assets in the issuers of securities domiciled, or principally traded, in one or more individual countries. In the event that such geographic investment emphasis occurs, the relevant Portfolio or Fund could be subject to greater risk due to unanticipated, and negative, economic events and/or market action in such country or countries.

Local Securities Markets
The German Securities Markets


Equity securities trade on the country's eight regional stock exchanges of which Frankfurt accounted for approximately 78% of the total volume as of August 31, 1998.

Share prices of companies traded on German stock exchanges declined in 1991 and 1992 as the German economy entered a recessionary period following unification of eastern and western Germany in 1990. The DM total return of the CDAX German Composite Index of stocks was 6.39% in 1992, 44.56% in 1993, 5.83% in 1994, 4.75% in 1995, 22.14% in 1996, 40.83% in 1997, and 3.22% year-to-date as of
August 31, 1998.

Trading volume tends to concentrate on the relatively few companies having both large market capitalization and a broad distribution of their stock with few or no large holders. The five companies having the largest annual trading volume of their stock as of June 30, 1998 represented 24.2% of total trading volume on the German stock exchanges: Daimler Benz AG with DM 312 billion, Deutsche Bank AG with DM 242 billion, Siemens AG with DM 190 billion, SAP AG with DM 175 billion, and VWAG with DM 173 billion.



                         MANAGEMENT OF THE CORPORATION
                            AND THE PORTFOLIO TRUST



The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of each Fund and each Portfolio, respectively. Each Fund has retained the services of Federated Services Company as Administrator, Federated Shareholder Services Company as Transfer Agent, IBT (Canada) as Fund Accounting Agent and IBT as Custodian, but has not retained the services of an investment manager or adviser since each Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio. Each Portfolio has retained the services of DFM as Manager, Federated Services Company as Operations Agent, IBT (Canada) as Fund Accounting Agent, IBT (Cayman) as Administrative Agent and IBT as Custodian. DFM has retained the services of DWS International Portfolio Management GmbH as Adviser of each Portfolio except the Top 50 US Portfolio. DFM has retained the services of DBSIM as Adviser of the Top 50 US Portfolio.



Manager
The Portfolio Trust has retained the services of DFM as investment manager to each Portfolio. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Advisers Act of 1940.



DFM is a wholly-owned subsidiary of Deutsche Fonds Holding GmbH ("DFH"), a company with limited liability organized under the laws of Germany and a consolidated subsidiary of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $672.4 billion and 74,100 employees as of June 30, 1998, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by a Portfolio.

DFH subsidiaries include German-based DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH ("DWS") and others based in Luxembourg, Austria, Switzerland, France, Poland and Italy. Together, DFH subsidiaries serve as manager and/or investment adviser to more than 160 mutual funds, having aggregate assets under management of more than the equivalent of $77 billion as of June 30, 1998. DFH and its subsidiaries employ approximately 600 professionals and is one of the largest mutual fund operators in Europe based on assets under management.

The primary subsidiary of DFH is DWS. Founded in 1956, it is the largest mutual fund company in Germany, holding a 25% share of the German mutual fund market based on assets under management as of June 30, 1998. DFH and its subsidiaries are known in the financial market as "DWS Group, Investment Group of Deutsche Bank."



DFH subsidiaries have received widespread industry recognition in Europe. For example, Micropal, Europe's leading fund rating organization, has accorded DWS the following awards: 1994: best fund manager for 1-, 3-, and 5-year periods; 1995: best fund manager for 1-, 3-, and 5-year periods; 1996: best fund manager for 3- and 5-year periods; 1997: best fund manager for 3- and 5-year periods. These awards were given to fund managers having 10 or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objective defined by Micropal. Fund rankings are based on above-average performance in Deutsche Mark ("DM") terms and below-average volatility.

Subject to the overall supervision of the Portfolio Trust's Trustees, DFM is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of each Portfolio's investments and provides certain supervisory services. Under its investment management agreement with the Portfolio Trust (the "Management Agreement"), DFM is permitted, subject to the approval of the Board of Trustees of the Portfolio Trust, to delegate to a third party responsibility for management of the investment operations of each Portfolio. DFM has delegated this responsibility to the Adviser. DFM retains overall responsibility, however, for supervision of the investment management program for each Portfolio. See "Manager" in the Statement of Additional Information.



As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to each Portfolio, DFM receives a fee from each Portfolio, which is computed daily and paid monthly, equal to 1.00% of the average daily net assets of each Portfolio, except Top 50 US Portfolio, and equal to 0.85% of the average daily net assets of Top 50 US Portfolio on an annualized basis for the Portfolio's then-current fiscal year. See also "Expenses."



Adviser
Pursuant to an investment advisory agreement ("Advisory Agreement") between DFM and the relevant Adviser, the Adviser provides investment advice and portfolio management services to each Portfolio. Subject to the overall supervision of DFM, the Adviser conducts the day-to-day investment decisions of each Portfolio, arranges for the execution of portfolio transactions and furnishes a continuous investment program for each Portfolio.

Each Adviser is an SEC-registered investment adviser and an indirect subsidiary of Deutsche Bank AG. The offices of the DWS Adviser are located at Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany. The offices of the DBSIM Adviser are located at 31 West 52nd Street, New York, New York 10019.


For these services, the Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.75% of the average daily net assets of each Portfolio except the Top 50 US Portfolio and equal to 0.60% of the average daily net assets of the Top 50 US Portfolio on an annualized basis for the Portfolio's then-current fiscal year.


Portfolio Management


Klaus Kaldemorgen is the senior portfolio manager for the Top 50 Asia Portfolio and Top 50 World Portfolio. Mr. Kaldemorgen also serves as senior portfolio manager for the Top 50 Asien and Top 50 Welt, German registered mutual funds with the same investment objective, policies and restrictions as the respective Portfolio. He has held this position since the inception of these funds in April 1996, and January 1997, respectively. Mr. Kaldemorgen has 16 years experience as an investment manager, joining the DWS Group in 1982. Mr. Kaldemorgen is Senior Investment Officer, head of the global equity team, DWS Group, Investment Group of Deutsche Bank, supervising funds holding assets under management of DM 13.9 billion ($7.4 billion) as of June 30, 1998.

Klaus Martini and Elisabeth Weisenhorn are co-senior portfolio managers for the Top 50 Europe Portfolio. Mr. Martini joined the DWS Group in 1984, where he has managed European stock funds since 1988. Mr. Martini also serves as senior portfolio manager for Top 50 Europa, a German registered mutual fund with the same investment objective, policies and restrictions as the Top 50 Europe Portfolio. He is Senior Investment Officer, head of the European equity team, supervising funds holding assets under management of DM 9.0 billion ($5.0 billion) as of June 30, 1998. Ms. Weisenhorn also serves as the senior portfolio manager for the Investa Portfolio and the Provesta Portfolio, additional series of the Portfolio Trust. Ms. Weisenhorn has 13 years of experience as an investment manager and joined the DWS Group in 1985. She is Senior Investment Officer, head of the German equity team, supervising funds holding assets under management of DM 18.4 billion ($10.1 billion) as of June 30, 1998. Mr. Martini and Ms. Weisenhorn are based at DWS Group's office in Frankfurt, Germany.



James E. Moltz, the chief investment officer of Deutsche Bank Securities Inc., is the senior portfolio manager of the Top 50 US Portfolio. Mr. Moltz is also the chief equities strategist of Deutsche Bank Securities Inc., and previously served as chief investment strategist for 20 years with an acquired firm, C.J. Lawrence Inc. He was also chairman and president of C.J. Lawrence Inc. from 1973 to 1994. Mr. Moltz is a former Director of both the New York Stock Exchange and the Securities Industry Association. He is a member of the New York Society of Security Analysts and a Chartered Financial Analyst.

Administrator


Under a master agreement for administration services with the Corporation, Federated Services Company serves as Administrator to the Funds. In connection with its responsibilities as Administrator, Federated Services Company, among other things, (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory documents; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation; (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.

As Administrator, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at the annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of the average daily net assets of each Fund greater than $200 million for the Fund's then-current fiscal year. The Administrator will receive a minimum fee of $75,000 per Fund annually, except that during the first two years of the agreement (commencing in 1997), a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Fund's operation and $125,000 for the second year will be paid to the Operations Agent and the Administrator.



Operations Agent

Under an operations agency agreement with the Portfolio Trust, Federated Services Company serves as Operations Agent to the Portfolio. In connection with its responsibilities as Operations Agent, Federated Services Company, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations; (iii) prepares expense projections; (iv)prepares materials for the Trustees of the Portfolio Trust, (v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; (vii) prepares investor meeting materials; and (viii) monitors and supervises collection of tax reclaims.



As Operations Agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year. The Operations Agent of the Portfolios will receive a minimum fee of $60,000 per Portfolio annually, except that during the first two years of the agreement minimum aggregate fees for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Portfolio's operation and $125,000 for the second year will be paid to the Operations Agent and the Administrator.



Administrative Agent

Under an administration agreement with the Portfolio Trust, IBT (Cayman) provides certain services to the Portfolios, including (i) filing and maintaining the governing documents, registration statements and other regulatory filings; (ii) maintaining a telephone line; (iii) approving annual expense budgets; (iv) authorizing expenses; (v) distributing materials to the Trustees of the Portfolio Trust; (vi) authorizing dividend distributions; (vii) maintaining books and records; (viii) filing tax returns; and (ix) maintaining the investor register.



The Portfolio Trust has entered into an administrative agreement with IBT (Cayman). As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from each Portfolio, which is computed daily and paid monthly at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year.

Distributor

Edgewood serves as principal Distributor for shares of each Fund. Edgewood is located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829. It is a New York corporation organized on October 26, 1993, and is the principal Distributor for a number of investment companies. Edgewood is a subsidiary of Federated Investors, Inc. and an affiliate of Federated Services Company.

Securities laws may require certain financial intermediaries such as depository institutions to register as dealers. The Distributor may pay dealers an amount up to 5.0% of the net asset value of Class B Shares and 1.0% of the net asset value of Class C Shares purchased by their clients or customers as an advance payment. These payments will be made directly by the Distributor from its assets, and will not be made from the assets of a Fund. Dealers may voluntarily waive receipt of all or any portion of these advance payments. The Distributor may pay all or a portion of the distribution fee discussed below to Financial Intermediaries that waive all or any portion of the advance payments.



Under a distribution and services plan adopted in accordance with Rule 12b-1 of the 1940 Act, Class B Shares and Class C Shares are subject to a distribution plan (the "Distribution Plan") and Class A Shares, Class B Shares and Class C Shares are subject to a service plan (the "Service Plan").



Under the Distribution Plan, Class B Shares and Class C Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of a Fund represented by Class B Shares and Class C Shares to finance any activity which is principally intended to result in the sale of Class B Shares and Class C Shares of a Fund subject to the Distribution Plan. Because distribution fees to be paid by a Fund to the Distributor may not exceed an annual rate of 0.75% of Class B Shares' and Class C Shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales services and distribution-related support services pursuant to the Distribution Plan.



The Distribution Plan is a compensation-type plan. As such, a Fund makes no payments to the Distributor except as described above. Therefore, a Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from a Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from payments made by shares under the Distribution Plan.



Under the Service Plan, each Fund pays to DFM for the provision of certain services to the holders of Class A Shares, Class B Shares and Class C Shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and financial intermediaries and services related to the maintenance of shareholder accounts, and other services. DFM determines the amounts to be paid to financial intermediaries, the schedules of such fees and the basis upon which such fees will be paid.

DFM may pay financial intermediaries a shareholder services fee of up to 0.25% of the amount invested in Class A Shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Deutsche Funds or certain other products made available by the Distributor to such plans or programs is $1,000,000 or more ("Eligible Benefit Plans"). Shares in the Deutsche Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. DFM reserves the right to cease paying these fees at any time. DFM may pay such fees from its own funds in addition to amounts received from the Funds under the Service Plan, including past profits or any other source available to it. Such payments are subject to a reclaim from the financial intermediary should the assets leave the plan or program within 12 months after purchase.

Furthermore, with respect to Class A Shares, Class B Shares and Class C Shares, the Distributor may offer to pay a fee from its own assets to financial intermediaries as financial assistance for providing substantial sales services, distribution related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of a Fund. Such assistance may be predicated upon the amount of shares the Financial Intermediary sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the Financial Intermediary.



Transfer Agent, Custodian and Fund Accountant


Federated Shareholder Services Company, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, serves as the Transfer Agent and dividend disbursing agent for each Fund. IBT, 200 Clarendon Street, Boston, MA 02116 acts as the Custodian of each Fund's and each Portfolio's assets. Securities held for a Portfolio may be held by a sub-custodian bank approved by the Trustees or the Custodian of the Portfolio Trust. IBT (Canada) provides fund accounting services to the Funds and the Portfolios, including (i) calculation of the daily net asset value for the Funds and the Portfolios; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal securities and other regulatory requirements; and (iii) monitoring each Fund's and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.

Year 2000 Statement

Like other mutual funds and business organizations worldwide, the Funds' service providers (among them, the Manager, Adviser, Distributor, Administrator, Custodian and Transfer Agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing and accounting services. The Funds and their service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and the Funds' service providers have represented to the Funds that they believe their systems will be year 2000 compliant when required. Analysis continues regarding whether the financial impact of instituting a year 2000 compliant program will have any financial impact on the Funds' operations.



Expenses

In addition to the fees payable under the various agreements discussed above, each Fund and each Portfolio is responsible for usual and customary expenses associated with its respective operations. Such expenses may include organization expenses, legal fees, audit fees and expenses, insurance costs, the compensation and expenses of the Directors or Trustees, as the case may be, registration fees under applicable securities laws, fund accounting fees, custodian fees and extraordinary expenses. For each Fund, such expenses also include transfer, registrar and dividend disbursing costs, and the expenses of printing and mailing reports and notices and proxy statements to Fund shareholders. For each Portfolio, such expenses also include brokerage expenses.



DFM has agreed that it will reimburse each Fund through at least August 31, 1999, to the extent necessary to maintain each Fund's total operating expenses (which includes expenses of the Fund and its corresponding Portfolio but does not cover extraordinary expenses during the period) at not more than 1.60% and 2.35% of the average annual net assets of Class A Shares and Class B Shares, respectively, of the Top 50 World, and Top 50 Asia and not more than 1.60%, 2.35% and 2.35% of Class A Shares, Class B Shares and Class C Shares, respectively, of the Top 50 Europe, and not more than 1.50%, 2.25% and 2.25% of the average annual net assets of Class A Shares, Class B Shares and Class C Shares, respectively, of Top 50 US. There is no assurance that DFM will continue this reimbursement beyond the specified period.



Expenses of Class A Shares, Class B Shares and Class C Shares


Holders of Class A Shares, Class B Shares and Class C Shares bear their allocable portion of a Fund's expenses along with their allocable share of the corresponding Portfolio's operating expenses. At present, the only expenses which are allocated specifically to Class A Shares, Class B Shares and Class C Shares as classes are expenses under the Distribution Plan and expenses under the Service Plan. However, the Directors reserve the right to allocate certain other expenses to holders of Class A Shares, Class B Shares and Class C Shares ("Class Expenses"). In any case, Class Expenses would be limited to: distribution fees; shareholder services fees; transfer agent fees as identified by the Transfer Agent as attributable to holders of Class A Shares, Class B Shares and Class C Shares; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders as attributable to holders of Class A Shares, Class B Shares and Class C Shares; registration fees paid to the SEC and to state securities commissions as attributable to holders of Class A Shares, Class B Shares and Class C Shares; expenses related to administrative personnel and services as required to support holders of Class A Shares, Class B Shares and Class C Shares; legal fees relating solely to Class A Shares, Class B Shares or Class C Shares; and Directors' fees incurred as a result of issues related solely to Class A Shares, Class B Shares or Class C Shares.



Portfolio Brokerage


Although each Portfolio does not intend to invest for the purpose of seeking short-term profits, securities in the Portfolios will be sold whenever the Adviser believes it is appropriate to do so in light of the investment objective of each Fund and each Portfolio, without regard to the length of time a particular security may have been held. The estimated annual portfolio turnover rate for the Top 50 World Portfolio, Top 50 Europe Portfolio, Top 50 Asia Portfolio and Top 50 US Portfolio is generally not expected to exceed 80%, 80%, 100% and 80%, respectively. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of each Portfolio may exceed that of certain other mutual funds with the same investment objective. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of a Fund tend to increase as the level of portfolio activity increases. See "Taxes."



In effecting securities transactions, the Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided to the Adviser by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

The Adviser may direct a portion of a Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from a Portfolio to pay other unaffiliated service providers on behalf of that Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by a Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.



Deutsche Bank AG or one of its subsidiaries or affiliates ("Deutsche Agent") may act as one of the agents of the Portfolios in the purchase and sale of portfolio securities, futures contracts or options on futures contracts when, in the judgment of the Adviser, that Deutsche Agent will be able to obtain a price and execution at least as favorable as other qualified brokers or futures commission merchants, as applicable. As one of the primary brokers used by the Portfolios, Deutsche Bank AG or its affiliates receives brokerage commissions from each Portfolio, and may receive compensation for executing futures transactions.



On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect a Portfolio.



From commencement of operations through August 31, 1998, the Top 50 World Portfolio, Top 50 Europe Portfolio, Top 50 Asia Portfolio, and the Top 50 US Portfolio paid the following aggregate brokerage commissions, respectively:
$46,910, $39,913, $233,262, and $24,027.



                             INVESTING IN THE FUNDS

Each Fund offers investors classes of shares that carry sales charges and contingent deferred sales charges in different forms and amounts and which bear different levels of expenses.

Class A Shares

An investor who purchases Class A Shares of a Fund pays a maximum sales charge of 5.50% at the time of purchase. Certain purchases of Class A Shares are not subject to a sales charge. See "Purchase of Shares--Investing in Class A Shares." As a result, Class A Shares are not subject to any charges when they are redeemed (except for special programs offered under "Purchase of Shares-- Purchases with Proceeds From Redemptions of Unaffiliated Investment Companies" and except for shares purchased without a sales charge that are redeemed within one year of purchase as described under "Contingent Deferred Sales Charge--Class A Shares"). Certain purchases of Class A Shares qualify for reduced sales charges. See "Purchase of Shares--Reducing or Eliminating the Sales Charge." Class A Shares have no conversion feature.

Class B Shares
Class B Shares of each Fund are sold without an initial sales charge, but are subject to a contingent deferred sales charge in accordance with the following schedule:

                 Contingent
Year of Redemption  Deferred
After Purchase  Sales Charge
First     5.00%
Second    4.00%
Third     3.00%
Fourth    3.00%
Fifth     2.00%
Sixth     1.00%
Seventh and thereafter  0.00%

Class C Shares

Class C Shares are sold without an initial sales charge, but a contingent deferred sales charge of 1.00% will be charged on assets redeemed within the first full 12 months following purchase.

Other Share Differences

Class B Shares and Class C Shares also bear a fee pursuant to a Distribution Plan, adopted in accordance with Rule 12b-1 under the 1940 Act, while Class A Shares do not bear such a fee. Class A Shares, Class B Shares and Class C Shares will bear shareholder services fees. Class B Shares will automatically convert into Class A Shares, based on relative net asset value, on or about the fifteenth of the month eight full years after the purchase date. Class B Shares and Class C Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion in the case of Class B Shares) will have a higher expense ratio and pay lower dividends than Class A Shares due to the higher 12b-1 fees.

                               PURCHASE OF SHARES



Shares of each Fund are sold on days on which the New York Stock Exchange ("NYSE") is open. Shares of a Fund may be purchased as described below, either through a financial intermediary (such as a bank or broker/dealer which has a sales agreement with the Distributor) or by sending a wire or a check directly to the Fund, with a minimum initial investment of $5,000. Additional investments can be made for as little as $500. The minimum initial investment for retirement plan participants is $1,000. The minimum subsequent investment for retirement plan participants is $100. (financial intermediaries may impose different minimum investment requirements on their customers and may separately charge a fee for Fund transactions.)



In connection with any sale, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Funds reserve the right to reject any purchase request. An account must be established through a Financial Intermediary or by completing, signing, and returning the new account form available from the Funds before shares can be purchased.

Investing in Class A Shares
Class A Shares of each Fund are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                                       Sales Charge           Dealer
                                    as a Percentage of    Concession as
                                                 Net     a Percentage of
                                   Offering    Amount    Public Offering
      Amount of Transaction          Price    Invested        Price
Less than $50,000                      5.50%      5.82%       5.00%
$50,000 but less
than $100,000                          4.50%      4.71%       3.75%
$100,000 but less
than $250,000                          3.50%      3.63%       2.75%
$250,000 but less
than $500,000                          2.50%      2.56%       2.00%
$500,000 but less
than $1 million                        2.00%      2.04%       1.75%
$1 million but less
than $2 million                      None       None          1.00%*
$2 million but less
than $5 million                      None       None          0.80%*
$5 million but less
than $50 million                     None       None          0.50%*
$50 million but less
than $100 million                    None       None          0.25%*
$100 million or more                 None       None          0.15%*
*See "Dealer Concession" below.

Dealer Concession


Dealer concession will be paid to dealers who initiate and are responsible for purchases of $1 million or more. The dealer concession may be changed from time to time and any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. However, the distributor may offer to pay dealers up to 100% of the sales charge retained by it. The Distributor, at its expense, may provide additional promotional incentives to dealers. Such payments may take the form of cash or promotional incentives, such as reimbursement of certain expenses of qualified employees to attend informational meetings about the Funds or other special events at recreational type facilities, or items of material value.



In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant numbers of shares of the Fund or other Deutsche Funds.

The sales charge for shares sold other than through registered broker/ dealers will be retained by the Distributor. The Distributor may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of shares.

Reducing or Eliminating the Sales Charge
The sales charge can be reduced or eliminated on the purchase of Class A Shares through:

 .  sales charge waiver;

 .  quantity discounts and accumulated purchases;

 .  concurrent purchases;

 .  signing a 13-month letter of intent;

 .  using the reinvestment privilege; or

 . purchases with proceeds from redemptions of unaffiliated investment company shares.

Sales Charge Waiver

Sales charges may be waived on Class A Shares of the Fund (subject to appropriate documentation furnished to the Distributor as it may request from time to time in order to verify eligibility for this privilege) if purchased by:


1. Full-time employees of the National Association of Securities Dealers, Inc. ("NASD") member firms and full-time employees of other financial intermediaries which have entered into a supplemental agreement with the Distributor pertaining to the sale of Fund shares, either for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children. This privilege also applies to full-time employees of financial intermediaries affiliated with NASD member firms whose full-time employees are eligible to purchase Class A Shares at net asset value;

2. Current full-time, part-time or retired employees of Deutsche Bank AG and its affiliates or subsidiaries, current or former directors or trustees of Deutsche Bank AG and its affiliates or subsidiaries, current or former Board members of a fund advised by Deutsche Bank AG or any of its affiliates or subsidiaries, including the Directors of the Corporation, or the spouse or minor child of the foregoing, including an employee of Deutsche Bank AG or any of its affiliates or subsidiaries who acts as custodian for a minor child;
3. Registered representatives, bank trust officers, certified financial planners and other employees (and their immediate families) of investment professionals who have entered into a supplemental agreement with the Distributor;
4. IRA Rollover accounts sponsored by Deutsche Bank Securities Inc., Deutsche Bank Trust Company, or any of their affiliates as administrator, trustee or custodian, provided that the distribution proceeds are made from a qualified retirement plan or from a 403(b)(7) plan that is sponsored, administered or custodied by Deutsche Bank Trust Company or any of its affiliates, and provided that, at the time of such distribution, such qualified retirement plan or 403(b)(7) plan met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in the Deutsche Funds or certain other products made available by the Distributor to such plans;
5. As part of an Eligible Benefit Plan having a minimum of 250 eligible employees or a minimum of $1,000,000, or such lesser amount as may be determined by the Distributor, invested in Deutsche Funds;

6. Investor accounts through certain broker-dealers and other financial intermediaries that have entered into supplemental agreements with the Distributor, which include a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which such clients pay a fee to the broker-dealer or other financial intermediary, or such other accounts to which the broker-dealer or other Financial Intermediary charges an asset management fee;

7. Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent;
8. Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Code and "rabbi trusts;"

9. Qualified separate accounts maintained by an insurance company pursuant to the laws of any state or territory of the United States;

10. Trust companies and bank trust departments, including Deutsche Bank Trust Company and its affiliates, initially investing at least $100,000 of assets held in a fiduciary, agency, advisory, custodial or similar capacity on behalf of any one of their investor clients;

11. Accounts investing $100,000 or more of (1) a state or territory of the United States, county, city or instrumentality thereof, (2) charitable organizations as defined under Section 501(c)(3) of the Code, and (3) charitable remainder trusts or life income pools as defined under Section 501(c)(3) of the Code.

Quantity Discounts and Accumulated Purchases

Larger purchases reduce the sales charge paid. A Fund will combine purchases of Class A Shares made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

If an additional purchase of Class A Shares is made in a Fund, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Class A Shares having a current value at the public offering price of $30,000 and the shareholder purchases $20,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 4.50%, not 5.50%.



To receive the sales charge reduction, the Distributor must be notified by the shareholder in writing or by the shareholder's financial intermediary at the time the purchase is made that Class A Shares are already owned or that purchases are being combined. A Fund will reduce the sales charge after it confirms the purchases.



Concurrent Purchases

For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of Class A Shares of two or more of the Deutsche Funds, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $30,000 in Class A Shares of one of the Deutsche Funds with a sales charge, and $20,000 in another Fund, the sales charge would be reduced to reflect a $50,000 purchase.



To receive this sales charge reduction, the Distributor must be notified by the shareholder in writing or by the shareholder's financial intermediary at the time the concurrent purchases are made. A Fund will reduce the sales charge after the purchases are confirmed.



Letter of Intent

If a shareholder intends to purchase at least $50,000 of Class A Shares of the Deutsche Funds (excluding the Deutsche U.S. Money Market Fund) over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold in escrow (in shares) up to the maximum sales charge of the total amount intended to be purchased until such purchase is completed.

The shares held in escrow in the shareholder's account will be released upon fulfillment of the letter of intent or the end of the 13-month period, whichever comes first. If the amount specified in the letter of intent is not purchased, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

While this letter of intent will not obligate the shareholder to purchase shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any shares of any Deutsche Fund, excluding the Deutsche U.S. Money Market Fund, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. Prior trade prices will not be adjusted.

Reinvestment Privilege


If Class A Shares in a Fund have been redeemed, the shareholder has the privilege, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. The Distributor must be notified by the shareholder in writing or by the shareholder's financial intermediary of the reinvestment in order to eliminate a sales charge. If the shareholder redeems Class A Shares in a Fund, there may be tax consequences. See "Tax Treatment of Reinvestments" below.



Purchases with Proceeds from Redemptions of Unaffiliated Investment Companies


Investors may purchase Class A Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated investment company that were purchased or sold with a sales charge or commission and were not distributed by the Distributor. The purchase must be made within 60 days of the redemption, and the Distributor must be notified by the investor in writing, or by the investor's financial intermediary, at the time the purchase is made. From time to time, the Distributor may offer dealers compensation for shares purchased under this program. If shares are purchased in this manner, redemptions of these shares will be subject to a contingent deferred sales charge for one year from the date of purchase. Shareholders will be notified prior to the implementation of any special offering as described above.



Tax Treatment of Reinvestments

Generally, a reinvestment of the proceeds of a redemption of shares in a Fund or an unaffiliated investment company will not alter the federal income tax status of any capital gain realized on the redemption of the shares. However, any loss on the disposition of the shares in a Fund will be disallowed to the extent shares of the same Fund are purchased within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Further, if the proceeds are reinvested within 90 days after the redeemed shares were acquired, the sales charge imposed on the original acquisition, to the extent of the reduction in the sales charge on the reinvestment, will not be taken into account in determining gain or loss on the disposition of the original shares, but will be treated instead as incurred in connection with the acquisition of the replacement shares.

Investing in Class B Shares and Class C Shares

Class B Shares and Class C Shares are sold at their net asset value next determined after an order is received. While Class B Shares and Class C Shares are sold without an initial sales charge, under certain circumstances described under "Contingent Deferred Sales Charge" a contingent deferred sales charge may be applied by the Distributor at the time Class B Shares and Class C Shares are redeemed.

Conversion of Class B Shares

Class B Shares will automatically convert into Class A Shares on or about the fifteenth of the month eight full years after the purchase date, except as noted below. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee, or other charge. Class B Shares acquired by exchange from Class B Shares of another Deutsche Fund will convert into Class A Shares based on the time of the initial purchase. For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid on Class B Shares will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to

Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The conversion of

Class B Shares to Class A Shares is subject to the continuing availability of a ruling from the Internal Revenue Service ("IRS") or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B Shares to


Class A Shares will not occur if such ruling or opinion is not available. In such event, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indefinite period.

Purchasing Shares Through a Financial Intermediary


An investor may call a financial intermediary (such as a bank or an investment dealer) to place an order to purchase shares. Orders placed through a financial intermediary are considered received when the Fund is notified of the purchase order. Shares will not be issued in respect of such orders until payment is converted into federal funds. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (U.S. Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (U.S. Eastern time) in order for shares to be purchased at that day's price. Purchase orders through other financial intermediaries must be received by the financial intermediary and transmitted to the Fund before 4:00 p.m. (U.S. Eastern time) in order for shares to be purchased at that day's price. With respect to Top 50 US, orders must be received and transmitted to the Fund by the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time). With respect to Top 50 World, orders must be received and transmitted to the Fund by the later of: (a) the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time), or
(b) the latest close of regular trading on any European securities exchange on which that Fund's portfolio securities may trade. It is the financial intermediary's responsibility to transmit orders promptly.

The financial intermediary which maintains investor accounts in Class B Shares or Class C Shares with a Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to financial intermediaries may be subject to reclaim by the Distributor for accounts transferred to financial intermediaries which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods.



Purchasing Shares by Wire

Once an account has been established, shares may be purchased by Federal Reserve wire by calling the Transfer Agent. All information needed will be taken over the telephone, and the order is considered received when IBT receives payment by wire. Federal funds should be wired as follows: Investors Bank & Trust, Boston, MA; ABA Number 0110-0143-8; BNF Account Number 570000307; For Credit to: (Fund
Name) (Fund Class); (Fund Number, this number can be found on the account statement or by contacting the Fund); Account Number; Trade Date and Order Number; Group Number or Dealer Number; and Nominee or Institution Name. Shares cannot be purchased by wire on holidays when wire transfers are restricted.

Purchasing Shares by Check

Once a Fund account has been established, shares may be purchased by sending a check made payable to the name of the specific Fund (designate class of shares and account number) to: Deutsche Funds, Inc., P.O. Box 8612, Boston, MA 02266-8612. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received).

                           SPECIAL PURCHASE FEATURES

Systematic Investment Program

Once a Fund account has been opened with the minimum initial investment, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in a Fund at the net asset value next determined after an order is received by the Fund, plus the sales charge, if applicable. Shareholders should contact their Financial Intermediary or the Funds directly to participate in this program.

Retirement Plans


Fund shares can be purchased as an investment for retirement plans or Individual Retirement Accounts ("IRAs"). For further details, contact the Funds and consult a tax adviser.



                               EXCHANGE PRIVILEGE

Class A Shares

Class A shareholders may exchange all or some of their shares for Class A Shares of other Deutsche Funds at relative net asset value. None of the Deutsche Funds imposes any additional fees on exchanges. Shareholders in certain other Deutsche Funds may exchange all or some of their shares for Class A Shares.

Class B Shares


Class B shareholders may exchange all or some of their shares for Class B Shares of other Deutsche Funds. Contact your financial intermediary regarding the availability of other Class B Shares in the Deutsche Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class B Shares of other Deutsche Funds, the time for which exchanged-from shares were held will be credited against the time for which the exchanged-for shares are required to be held for purposes of satisfying the applicable holding period in respect of the contingent deferred sales charge. For more information, see "Contingent Deferred Sales Charge."



Class C Shares


Class C shareholders may exchange all or some of their shares for Class C Shares of the Deutsche Funds. Contact your financial intermediary regarding the availability of other Class C Shares in the Deutsche Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class C Shares of other Deutsche Funds, the time for which exchanged-from shares were held will be credited against the time for which the exchanged-for shares are required to be held for purposes of satisfying the applicable holding period in respect of the contingent deferred sales charge. For more information, see "Contingent Deferred Sales Charge."

Please contact your financial intermediary directly or the Distributor for information on and prospectuses for the Deutsche Funds into which your shares may be exchanged free of charge.



Requirements for Exchange


Shareholders using this privilege must exchange shares having a net asset value equal to the minimum investment requirements of the Deutsche Fund into which the exchange is being made. The shareholder must receive a prospectus of the Deutsche Fund for which the exchange is being made.



This privilege is available to shareholders resident in any state in which the shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and proceeds invested in the same class of shares of the other Fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified in advance of the modification or termination of the exchange privilege.

Tax Consequences

An exchange will be treated as a taxable sale for federal income tax purposes and any gain or loss realized will be subject to the rules applicable to reinvestments (described above under "Tax Treatment of Reinvestments"). See "Taxes" below for additional information.

Making an Exchange


Instructions for exchanging may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of a Fund may have difficulty in making exchanges by telephone through brokers and other financial intermediaries during times of drastic economic or market changes. If a shareholder cannot contact a broker or financial intermediary by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to: Deutsche Funds, Inc., c/o Federated Shareholder Services Company, 1099 Hingham Street, Rockland, MA 02370-3317.



Telephone Instructions

Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with a Fund. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Fund. If reasonable procedures are not followed, the responsible party may be liable for losses due to unauthorized or fraudulent telephone instructions. Shares may be exchanged between two Funds by telephone only if the two Deutsche Funds have identical shareholder registrations.



Any shares held in certificated form cannot be exchanged by telephone but must be forwarded to Federated Shareholder Services Company and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed as of 4:00 p.m. (U.S. Eastern time), and must be received by the Fund before that time for shares to be exchanged the same day. With respect to Top 50 US, instructions must be received by the Fund before the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time). With respect to Top 50 World, instructions must be received by the Fund by the later of: (a) the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time) or
(b) the latest close of regular trading on any European securities exchange on which that Fund's portfolio securities may trade. This privilege may be modified or terminated at any time.



                              REDEMPTION OF SHARES

Shares are redeemed at their net asset value, next determined after a Fund receives the redemption request, less any applicable contingent deferred sales charge. Redemptions will be made on days on which the Funds compute their net asset value. Redemption requests must be received in proper form and can be made as described below.

Redeeming Shares Through a Financial Intermediary


Shares of a Fund may be redeemed by calling your financial intermediary to request the redemption. Shares will be redeemed at the net asset value next determined after a Fund receives the redemption request from the financial intermediary, less any applicable contingent deferred sales charge. Redemption requests made through a registered broker/dealer must be received by the broker before 4:00 p.m. (U.S. Eastern time) and must be transmitted by the broker to a Fund before 5:00 p.m. (U.S. Eastern time) in order for shares to be redeemed at that day's net asset value. Redemption requests through other financial intermediaries (such as banks) must be received by the financial intermediary and transmitted to a Fund before 4:00 p.m. (U.S. Eastern time) in order for shares to be redeemed at that day's net asset value. With respect to Top 50 US, requests must be received by the financial intermediary and transmitted to the Fund before the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time). With respect to Top 50 World, requests must be received by the financial intermediary and transmitted to the Fund by the later of: (a)the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time), or (b) the latest close of regular trading on any European securities exchange on which that Fund's portfolio securities may trade. The financial intermediary is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial intermediary for this service.



Redeeming Shares by Telephone


Shares may be redeemed in any amount by calling the Fund, provided that Fund has received a properly completed authorization form. These forms can be obtained from the Transfer Agent. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed shares purchased by check or through an ACH will not be wired until the payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Wire transferred redemptions of less than $5,000 may be subject to additional fees.



Telephone instructions will be recorded. If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, redemption by mail (see "Redeeming Shares by Mail") should be considered. If at any time a Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

Redeeming Shares by Mail

Shares may be redeemed in any amount by mailing a written request to: Deutsche Funds, Inc., Federated Shareholder Services Company, P.O. Box 8612, Boston, MA 02266-8612. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: Fund name and the share class name; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days after receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a U.S. domestic stock exchange; or any other "eligible guarantor institution," as defined by the Securities and Exchange Act of 1934, as amended. The Funds do not accept signatures guaranteed by a notary public.

Each Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. A Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. Each Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

                          SPECIAL REDEMPTION FEATURES

Systematic Withdrawal Program

The Systematic Withdrawal Program permits the shareholder to request withdrawal of a specified dollar amount (minimum $100) on either a monthly or quarterly basis from accounts with a $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder.



Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of the net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in a Fund. In addition, shareholder accounts are subject to minimum balances. See "Account and Share Information." For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in a Fund. A shareholder may apply for participation in this program through such shareholder's financial intermediary. Due to the fact that Class A Shares are sold with a sales charge, it is not advisable for shareholders to continue to purchase Class A Shares while participating in this program. A contingent deferred sales charge may be imposed on Class B Shares and Class C Shares.



                        CONTINGENT DEFERRED SALES CHARGE

Shareholders may be subject to a contingent deferred sales charge upon redemption of their shares under the following circumstances:

Class A Shares

No initial sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions within one year of purchase. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption.

Class B Shares

Shareholders redeeming Class B Shares from their Fund accounts within six full years of the purchase date of those shares will be charged a contingent deferred sales charge by the Distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of (i) the net asset value of the redeemed shares at the time of purchase (or, if such redeemed shares were acquired in an exchange of Class B Shares of another Fund, at the time of purchase of the Class B Shares of the exchanged-from Fund) or (ii) the net asset value of the redeemed shares at the time of redemption.

Class C Shares

Shareholders redeeming Class C Shares from their Fund accounts within one full year of the purchase date of those shares will be charged a contingent deferred sales charge of 1% by the Distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of (i) the net asset value of the redeemed shares at the time of purchase (or, if such redeemed shares were acquired in an exchange of Class C Shares of another Fund, at the time of purchase of the Class C Shares of the exchanged-from Fund) or (ii) the net asset value of the redeemed shares at the time of redemption.

Class A Shares, Class B Shares and Class C Shares


The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the Distributor. The contingent deferred sales charge will not be imposed with respect to: (1) shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order:
(1) shares acquired through the reinvestment of dividends and long-term capital gains; (2) shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares; (3) shares held for fewer than six years with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund shares for shares of other funds in the Deutsche Funds in the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the exchanged-for Fund shares issued in an exchange from another Deutsche Fund shares are redeemed is calculated as if the shareholder had held the shares from the date on which such shareholder became a shareholder of the exchanged-from Fund. Moreover, the contingent deferred sales charge will be eliminated with respect to certain redemptions (see "Elimination of Contingent Deferred Sales Charge").



Elimination of Contingent Deferred Sales Charge


The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder; (2) redemptions representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70/1//\\2; and (3) redemptions by a Fund of shares in shareholder accounts that do not comply with the minimum balance requirements. No contingent deferred sales charge will be imposed on redemptions of shares held by Trustees, employees and sales representatives of the Funds, the distributor, or affiliates of the Funds or distributor; employees of any financial intermediary that sells shares of the Funds pursuant to a sales agreement with the Distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940, or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other financial intermediary, to the extent that no payments were advanced for purchases made through such entities. The Trustees reserve the right to discontinue elimination of the contingent deferred sales charge. Shareholders will be notified of such elimination. Any shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Fund's Prospectus at the time of the purchase of the shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify the Distributor or the Transfer Agent in writing that such shareholder is entitled to such elimination.\\



                         ACCOUNT AND SHARE INFORMATION

Certificates and Confirmations


As Transfer Agent for the Funds, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Shareholder Services Company. No certificates will be issued for fractional shares.



Detailed confirmations of each purchase and redemption are sent to each shareholder. Annual statements are sent to report dividends paid during the year.

Accounts with Low Balances

Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $5,000. This requirement does not apply, however, if the balance falls below the required minimum value because of changes in the net asset value of the respective share class. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

                          DIVIDENDS AND DISTRIBUTIONS

Dividends consisting of substantially all of a Fund's net investment income, if any, are declared and paid annually. A Fund may also declare an additional dividend of net investment income in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund.

Substantially all the realized net capital gains, if any, of each Fund are declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. All shareholders on the record date are entitled to dividends and capital gains distributions.

Dividends and distributions paid by a Fund are automatically reinvested in additional shares of that Fund at net asset value with no sales charge unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are mailed by check in accordance with the shareholder's instructions. Each Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.



U.S. federal regulations require that a shareholder provide a certified taxpayer identification number ("TIN") upon opening an account. A TIN is either the Social Security number or employer identification number of the record owner of the account. Failure to furnish a certified TIN to a Fund could subject a shareholder to a $50 penalty which will be imposed by the IRS on the Fund and passed on by the Fund to the shareholder. With respect to individual investors and certain non-qualified retirement plans, U.S. federal regulations generally require the Funds to withhold ("backup withholding") and remit to the U.S. Treasury 31% of any dividends and distributions (including the proceeds of any redemption) payable to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Funds to institute backup withholding if the IRS determines a shareholder's TIN is incorrect. Backup withholding is not an additional tax; amounts withheld may be credited against the shareholder's U.S. federal income tax ability.



                                NET ASSET VALUE

A Fund's net asset value per share fluctuates. The net asset value for shares of each class is determined by adding the interest of such class of shares in the market value of a Fund's total assets (i.e., the value of its investment in the Portfolio and other assets), subtracting the interest of such class of shares in the liabilities of such Fund and those attributable to such class of shares, and dividing the remainder by the total number of such class of shares outstanding. The net asset value for each class of shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled. Values of assets in each Portfolio are determined on the basis of their market value or where market quotations are not determinable, at fair value as determined by the Trustees of the Portfolio Trust. See "Net Asset Value" in the Statement of Additional Information for information on valuation of portfolio securities.



Each Fund computes its net asset value once daily at 4:00 p.m. (U.S. Eastern time) on Monday through Friday, except on the holidays listed under "Net Asset Value" in the Statement of Additional Information. However, Top 50 World and Top 50 US will compute their respective net asset values at the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time), but in the case of Top 50 World, no earlier than the latest close of regular trading on any European securities exchange on which that Fund's portfolio securities may trade.



                                  ORGANIZATION

The Corporation is an open-end management investment company organized on May 22, 1997, as a corporation under the laws of the State of Maryland. Its offices are located at 5800 Corporate Drive, Pittsburgh, PA 15237-7010; its toll-free telephone number is 888-4-DEUTSCHE.



The Articles of Incorporation currently permit the Corporation to issue 17,500,000,000 shares of common stock, par value $0.001 per share, of which 250,000,000 shares have been classified as shares of each Fund. The Board of Directors of the Corporation may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors of the Corporation also has the power to designate one or more additional series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are 11 such series and two classes of shares for 10 of the Funds known as Class A Shares and Class B Shares. Five of the Funds also offer Class C Shares and one Fund offers Class Y Shares.





Each share of a Fund or class shall have equal rights with each other share of that Fund or class with respect to the assets of the Corporation pertaining to that Fund or class. Upon liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to their class.


Shareholders of a Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in each Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B Shares into Class A Shares as described under "Purchase of Shares--Conversion of Class B Shares"). The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.



The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one third of the shares outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of a Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.



The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund or class, a financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by a financial intermediary are deemed represented at the meeting for purposes of quorum requirements.

Each Portfolio is a series of the Deutsche Portfolios, a trust organized under the laws of the State of New York. The Deutsche Portfolios' Declaration of Trust provides that a Fund and other entities investing in a Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Funds nor their shareholders will be adversely affected by reason of the investment of all of the assets of a Fund in its corresponding Portfolio.



Each investor in a Portfolio, including its corresponding Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 p.m. (U.S. Eastern time) on each such business day, the value of each investor's beneficial interest in a Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on the following business day of the Portfolio. In the case of Top 50 World Portfolio and the Top 50 US Portfolio, the above-referenced calculations will be determined as of the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time), but in the case of Top 50 World Portfolio, no earlier than the latest close of regular trading on any European securities exchange on which that Portfolio's portfolio securities may trade.



Whenever the Corporation is requested to vote on a matter pertaining to a Portfolio, the Corporation will vote its shares without a meeting of shareholders of its corresponding Fund if the proposal is one that, if made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in its corresponding Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

                                     TAXES



The Corporation intends that each Fund will qualify as a separate "regulated investment company" under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its income and gains that it distributes to stockholders, provided that it distributes annually at least 90% of its net investment income (which includes income, other than capital gains, net of operating expenses, and the Fund's net short-term capital gains in excess of its net long-term capital losses and capital loss carry forward, if any). Each Fund intends to distribute at least annually to its shareholders substantially all of its net investment income and realized net capital gains. Each Portfolio intends to elect to be treated as a partnership for U.S. federal income tax purposes. As such, each Portfolio generally should not be subject to U.S. taxes.

Dividends of net investment income are taxable to a U.S. shareholder as ordinary income whether such distributions are taken in cash or are reinvested in additional shares. Distributions of net capital gains, if any, are taxable to a U.S. shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund's shares and regardless of whether taken in cash or reinvested in additional shares. Individual shareholders will be subject to federal income tax on distributions of net capital gains at capital gains rates if designated as derived from the Fund's capital gains from property held for more than one year. Dividends of net investment income paid by the Top 50 US or the Top 50 World which are designated as derived from such Fund's dividend income from U.S. corporations will be eligible, subject to certain restrictions, for the deduction for dividends received by corporations. Distributions of net capital gains and dividends and distributions paid by Top 50 Europe or Top 50 Asia will not be eligible for the dividends-received deduction.



While each Fund intends to distribute all of its net capital gains annually, each Fund reserves the right to elect to retain some or all of its net capital gains and treat such undistributed gains as having been paid to shareholders. If a Fund makes this election, a shareholder would include the amount of undistributed gains in income as long-term capital gain and would be treated as having paid the tax on such undistributed gains (which tax will instead be paid by the Fund) and the shareholder's basis in the shares of the Fund will be increased by 65% of the amount of undistributed gains included in income.

If the net asset value of shares in any Fund is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution could be taxable even though it represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution when the price of the shares may reflect the amount of the forthcoming distribution. Annual statements as to the current federal tax status of distributions will be mailed to shareholders at the end of each taxable year.

Any gain or loss realized on the redemption or exchange of a Fund's shares by a shareholder who is not a dealer in securities generally will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of such Fund. Individual shareholders will be subject to federal income tax on net capital gain at capital gains rates in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. For additional information regarding the tax consequences of the reinvestment of the proceeds of a redemption see "Tax Treatment of Reinvestments" above.

It is anticipated that certain income of the Funds will be subject to foreign withholding or other taxes and that each Fund (except the Top 50 US) will be eligible to elect to "pass through" to its shareholders the amount of foreign income taxes (including withholding taxes) paid by such Fund. If a Fund makes this election, a shareholder would include in gross income his pro rata share of the foreign income taxes passed through and would be entitled either to deduct such taxes in computing his taxable income (if the shareholder itemizes deductions) or to claim a credit (which would be subject to certain limitations) for such taxes against his U.S. federal income tax liability. A Fund will make such an election only if it deems it to be in the best interests of its shareholders and will notify each shareholder in writing each year that it makes the election of the amount of foreign taxes, if any, to be treated as paid by the shareholder.

For further information on taxes, see "Taxes" in the Statement of Additional Information.

                             ADDITIONAL INFORMATION

Each Fund sends to its shareholders annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. Shareholders also will be sent confirmations of each purchase and redemption and monthly statements, reflecting all other account activity, including dividends and any distributions reinvested in additional shares or credited as cash.

In addition to selling beneficial interests to its corresponding Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the corresponding Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Administrator at 888-4-DEUTSCHE.

A Fund may withdraw its investment from its corresponding Portfolio at any time if the Board of Directors of the Corporation determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with its investment objective and policies.

Certain changes in a Portfolio's investment objective, policies or restrictions, or a failure by a Fund's shareholders to approve a change in its corresponding Portfolio's investment objective or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash.

                                   APPENDIX A

Member States of the European Union
Austria, Belgium, Denmark, Finland, France, Germany, Greece, Italy, Ireland, Luxembourg, Netherlands, Portugal, Sweden, Spain, United Kingdom

Organisation for Economic Cooperation and Development Members

Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Greece, Germany, Hungary, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, South Korea, Spain, Sweden, Switzerland, Turkey, United Kingdom, United States

States Party to the Convention on the European Economic Area

Austria, Belgium, Denmark, Finland, France, Greece, Germany, Iceland, Ireland, Italy, Liechtenstein, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, United Kingdom

Exchanges in European countries which are not Member States of the European Union and not states party to the Convention on the European Economic Area. Czech Republic
Prague

Hungary
Budapest

Poland*
Warsaw

Slovakia
Bratislavia


Switzerland

Basel, Geneva, Zurich

Exchanges in Non-European countries
Argentina
Buenos Aires

Australia
ASX (Sydney, Hobart, Melbourne, Perth)

Brazil
Sao Paulo, Rio de Janiero

Canada
Toronto, Vancouver, Montreal

Chile
Santiago

Hong Kong
Hong Kong Stock Exchange

India**
Mumbai, Calcutta, Delhi, Madras

Indonesia
Jakarta Stock Exchange

Japan
Tokyo, Osaka, Nagoya, Kyoto, Fukuoto, Niigata, Sapporo, Hiroshima

Malaysia
Kuala Lumpur

Mexico
Mexico City

New Zealand
Wellington Christchurch/Invercargill, Auckland

Peru
Lima


  * Top 50 World, Top 50 Europe and Top 50 Asia Only

**  Top 50 Asia Only
Philippines
Manila

Singapore
Singapore Stock Exchange

South Africa
Johannesburg

South Korea
Seoul

Taiwan
Taipei

Thailand
Bangkok

USA
American Stock Exchange (AMEX), Boston, Chicago, Cincinnati, New York, New York Stock Exchange (NYSE), Philadelphia, San Francisco Pacific Stock Exchange, Los Angeles Pacific Stock Exchange

Regulated Markets in countries which are not members of the European Union and not contracting states of the treaty on the European Economic Area Japan Over-the-Counter Market

Canada
Over-the-Counter Market

South Korea
Over-the Counter Market

Switzerland
Free Trading Zurich, Free Trading Geneva, Exchange Bern Over the Counter Market of the members of the International Securities Market Association (ISMA), Zurich

  United States
NASDAQ-System
Over-the-Counter Market (organized markets by the National Association of Securities Dealers, Inc.)

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation or the Distributor. This Prospectus does not constitute an offer by the Corporation or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Corporation or the Distributor to make such offer in such jurisdiction.


Deutsche Top 50 World
Deutsche Top 50 Europe
Deutsche Top 50 Asia
Deutsche Top 50 US
Investment Manager
Deutsche Fund Management, Inc.
31 West 52nd Street
New York, NY 10019

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-5829

Transfer Agent
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

Custodian
Investors Bank & Trust Co.
200 Clarendon Street
Boston, MA 02116

GO2179-01 (10/98)







prospectus
dated October 31, 1998
Deutsche European Mid-Cap Fund
(Class A Shares, Class B Shares and Class C Shares) Deutsche German Equity Fund (Class A Shares, Class B Shares and Class C Shares) Deutsche Japanese Equity Fund (Class A Shares and Class B Shares) Deutsche Global Bond Fund (Class A Shares and Class B Shares) Deutsche European Bond Fund (Class A Shares, Class B Shares and Class C Shares)

An Open-End
Management
Investment
Company

DEUTSCHE EUROPEAN MID-CAP FUND (Class A Shares, Class B Shares and Class C
Shares)

DEUTSCHE GERMAN EQUITY FUND (Class A Shares, Class B Shares and Class C Shares)

DEUTSCHE JAPANESE EQUITY FUND (Class A Shares and Class B Shares)

DEUTSCHE GLOBAL BOND FUND (Class A Shares and Class B Shares)

DEUTSCHE EUROPEAN BOND FUND (Class A Shares, Class B Shares and Class C Shares)

5800 Corporate Drive

Pittsburgh, PA 15237-7010

For information call toll-free 888-4-DEUTSCHE (888-433-8872)

This Prospectus relates to the Deutsche European Mid-Cap Fund ("European Mid-Cap Fund"), Deutsche German Equity Fund ("German Equity Fund"), Deutsche Japanese Equity Fund ("Japanese Equity Fund") (collectively, the "Equity Funds"), Deutsche Global Bond Fund ("Global Bond Fund"), and Deutsche European Bond Fund ("European Bond Fund") (collectively, the "Bond Funds"). The Equity Funds and the Bond Funds are referred to herein individually, as a "Fund" and collectively, as the "Funds." Each Fund is a non-diversified series of the Deutsche Funds, Inc., an open-end management investment company organized as a Maryland corporation (the "Corporation") (together with the Funds, the "Deutsche Funds"). The investment objective of the European Mid-Cap Fund and the German Equity Fund is primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. The investment objective of the Japanese Equity Fund is to achieve high capital appreciation. The investment objective of the Bond Funds is to achieve steady, high income.

Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding non-diversified open-end management investment company (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is a series of the Deutsche Portfolios (the "Portfolio Trust") and has the same investment objective as its corresponding Fund. Each Fund invests in its corresponding Portfolio through the Hub and Spoke(R) master-feeder investment fund structure. "Hub and Spoke" is a registered service mark of Signature Financial Group, Inc.

Each Portfolio is managed by Deutsche Fund Management, Inc. ("DFM" or the "Manager"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution.

This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing and it should be retained for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission ("SEC") in a Statement of Additional Information dated October 31, 1998. This information is incorporated herein by reference and is available without charge upon written request from the Funds' transfer agent, Federated Shareholder Services Company, or by calling toll-free 888-4-DEUTSCHE.

INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, DEUTSCHE BANK AG OR ANY OTHER BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN CLASS A SHARES, CLASS B SHARES OR CLASS C SHARES IS SUBJECT TO RISKS THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated October 31, 1998

                               TABLE OF CONTENTS

Expense Summary........................................   2
Financial Highlights...................................   4

The Funds..............................................   6
Investment Objective, Policies and Restrictions........   6
 Equity Funds..........................................   6
 Bond Funds............................................   7
 All Funds.............................................   7
Risk Factors...........................................  10
 Equity Investments....................................  10
 Fixed Income Securities...............................  10
 Foreign Investments...................................  10
 Emerging Markets (Provesta Portfolio and
 Global Bond Portfolio Only)...........................  11
 Futures, Options and Warrants.........................  11
 Geographic Investment Emphasis........................  11
 Local Securities Markets..............................  11
Management of the Corporation and the Portfolio Trust..  12
 Manager...............................................  12
 Adviser...............................................  12
 Historical Performance of Corresponding DWS Funds.....  12
 Portfolio Management..................................  14
 Administrator.........................................  14
 Operations Agent......................................  14
 Administrative Agent..................................  15
 Distributor...........................................  15
 Transfer Agent, Custodian and Fund Accountant.........  16
 Year 2000 Statement...................................  16
 Expenses..............................................  16
 Portfolio Brokerage...................................  16
Investing in the Funds.................................  17
 Class A Shares........................................  17
 Class B Shares........................................  17
 Class C Shares........................................  17
 Other Share Differences...............................  17
Purchase of Shares.....................................  17
 Investing in Class A Shares...........................  18
 Investing in Class B Shares and Class C Shares........  20
 Conversion of Class B Shares..........................  20
 Purchasing Shares Through a Financial Intermediary....  20
 Purchasing Shares by Wire.............................  20
 Purchasing Shares by Check............................  20
Special Purchase Features..............................  20
 Systematic Investment Program.........................  20
 Retirement Plans......................................  21
Exchange Privilege.....................................  21
 Class A Shares........................................  21
 Class B Shares........................................  21
 Class C Shares........................................  21
 Requirements for Exchange.............................  21
 Tax Consequences......................................  21
 Making an Exchange....................................  21
 Telephone Instructions................................  21
Redemption of Shares...................................  21
 Redeeming Shares Through a Financial Intermediary.....  21
 Redeeming Shares by Telephone.........................  22
 Redeeming Shares by Mail..............................  22
Special Redemption Features............................  22
 Systematic Withdrawal Program.........................  22
Contingent Deferred Sales Charge.......................  22
 Class A Shares........................................  22
 Class B Shares........................................  22
 Class C Shares........................................  22
 Class A Shares, Class B Shares and Class C Shares.....  23
 Elimination of Contingent Deferred Sales Charge.......  23
Account and Share Information..........................  23
 Certificates and Confirmations........................  23
 Accounts with Low Balances............................  23
Dividends and Distributions............................  23
Net Asset Value........................................  24
Organization...........................................  24
Taxes..................................................  25
Additional Information.................................  26
Appendix A.............................................  26


                                EXPENSE SUMMARY

The following table summarizes estimated shareholder transaction and annual operating expenses of Class A Shares and Class B Shares of each Fund and Class C Shares of the European Bond Fund, European Mid-Cap Fund and the German Equity Fund, and the allocable operating expenses of their corresponding Portfolios. The Directors of the Corporation believe that the aggregate per share expenses of each Fund and the allocable operating expenses of its corresponding Portfolio will be approximately equal to and may be less than the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets directly in portfolio securities. Actual expenses may vary. A hypothetical example based on the summary is also shown. For more information concerning the expenses of each Fund and its corresponding Portfolio, see "Management of the Corporation and the Portfolio Trust."

                        Shareholder Transaction Expenses

                                                                                   Equity                       Equity and
                                                                                    Funds   Bond Funds          Bond Funds
                                                                                   Class A    Class A     Class B       Class C
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)       5.50%        4.50%  None         None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage
of offering price)                                                                  None      None      None         None
Contingent Deferred Sales Charge
(as a percentage of original purchase price or redemption proceeds,
as applicable)                                                                      0.00%(1)     0.00%     5.00%(2)        1.00%(3)
Redemption Fees (as a percentage of amount redeemed, if applicable)                 None      None      None         None
Exchange Fees                                                                       None      None      None         None

(1) Class A Shares purchased without an initial sales charge (i) based on an initial investment of $1,000,000 or more or (ii) with proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Edgewood, may be charged a contingent deferred sales charge of 1.00% for redemptions made within one full year of purchase. See "Contingent Deferred Sales Charge."
(2) In the first year, declining to 1.00% in the sixth year and 0% thereafter.

(3) The contingent deferred sales charge assessed is 1.00% of the lesser of the original purchase price or the net asset value of Shares redeemed within one year of their purchase date. For a more complete description, see "Contingent Deferred Sales Charge."

                                 Expense Table
            Annual Operating Expenses (After Expense Reimbursement)
                   (As a percentage of average net assets)

                                                             Equity Funds         Bond Funds
                                                                    Class B             Class B
                                                                      and                 and
                                                          Class A   Class C   Class A   Class C
Advisory Fees                                                0.85%     0.85%     0.75%     0.75%
12b-1 Fees
 Service                                                     0.25%     0.25%     0.25%     0.25%
 Distribution                                                0.00%     0.75%     0.00%     0.75%
Other Expenses (after expense reimbursement)                 0.50%     0.50%     0.30%     0.30%
Total Operating Expenses (after expense reimbursement)       1.60%     2.35%     1.30%     2.05%


                          EXPENSE SUMMARY (CONTINUED)

Example
An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                                                                                 Equity Funds                    Bond Funds
                                                                        Class A    Class B     Class C  Class A   Class B    Class C
1 Year                                                                  $ 70     $ 75          $ 34     $ 58        $ 72     $ 31
3 Years                                                                 $103     $106          $ 73     $ 84        $ 97     $ 64
5 Years                                                                 $137     $148          $126     $113        $133     $110
10 Years                                                                $235     $250          $250     $195        $219     $219
An investor would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) no redemption at the end of each time period:
1 Year                                                                   $ 70     $ 24         $ 24     $ 58        $ 21     $ 21
3 Years                                                                  $103     $ 73         $ 73     $ 84        $ 64     $ 64
5 Years                                                                  $137     $126         $126     $113        $110     $110
10 Years                                                                 $235     $250         $250     $195        $219     $219

The above expense table is designed to assist investors in understanding the various estimated direct and indirect costs and expenses that investors in a Fund would bear. Wire transferred redemptions of less than $5,000 may be subject to additional fees. The fees and expenses included in "Other Expenses" are estimated for each Fund's fiscal year ending August 31, 1999 and include (i) the fees paid to the Administrator, Administrative Agent, Operations Agent, Transfer Agent, Fund Accounting Agent, and Custodian (as each are defined herein); (ii) amortization of organizational expenses; and (iii) other usual and customary expenses of each Fund and each Portfolio. DFM has agreed that it will reimburse the expenses of each Fund through at least August 31, 1999 to the extent necessary to maintain such Fund's ratio of total operating expenses to average annual net assets at the level indicated above. Absent reimbursement of expenses, estimated "Other Expenses" for the first fiscal year of the European Mid-Cap Fund, German Equity Fund, Japanese Equity Fund, Global Bond Fund and the European Bond Fund were 17.76%, 72.51%, 453.14%, 242.87% and 453.22%, respectively, and "Total Operating Expenses" were 18.86%, 73.61%, 454.24%, 243.87% and 454.22%, respectively, of the Fund's average daily net assets attributed to Class A Shares, and 19.61%, 74.36% 454.99%, 0.00% and 454.97%,
respectively, of the Fund's average daily net assets attributed to Class B Shares, and 19.61%, 74.36%, and 454.99%, respectively, of the European Mid-Cap Fund, German Equity Fund, and the European Bond Fund average daily net assets attributed to Class C Shares. For a more detailed description of contractual fee arrangements, including expense reimbursements, see "Management of the Corporation and the Portfolio Trust." In connection with the above example, investors should note that $1,000 is less than the minimum investment requirement for each class of each Fund. See "Purchase of Shares." Because the fees paid under the 12b-1 Plan of the Fund are charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of the maximum front-end sales charge that such Fund would be permitted to charge. The example is hypothetical; it is included solely for illustrative purposes. It should not be considered a representation of future performance; actual expenses may be more or less than those shown.

                              FINANCIAL HIGHLIGHTS

                              Deutsche Funds, Inc.

      For the period from Commencement of Operations to August 31, 1998(a)

Selected data for a Class A share of common stock outstanding throughout the period.

The following table has been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants. Their report dated October 16, 1998, on the Funds' financial statements for the period ended August 31, 1998, and on the following table for the periods presented, is included in the Funds' Annual Report. This table should be read in conjunction with the Funds' financial statements and notes thereto, which is included in the Funds' Annual Report. The Annual Report is incorporated by reference into and accompanies the Statement of Additional Information. They may be obtained from the Funds free of charge. Class B Shares of the Global Bond Fund did not have any operations through August 31, 1998. Class C Shares were not offered to the public prior to September 1, 1998.


                                                                    Deutsche     Deutsche    Deutsche    Deutsche    Deutsche
                                                                    European      German     Japanese     Global     European
                                                                     Mid-Cap      Equity      Equity       Bond        Bond
                                                                       Fund        Fund        Fund        Fund        Fund
Net asset value at beginning of period                                 $12.50   $   12.50   $   12.50   $   12.50   $   12.50
Investment operations:
 Net investment income (loss)                                            0.01        0.02       (0.07)       0.26        0.19
 Net realized and unrealized gain (loss) on
  investments and foreign currency allocated
  from
corresponding Deutsche Portfolio                                         1.71        1.94       (2.58)       0.22        0.58
 Increase (decrease) from investment operations                          1.72        1.96       (2.65)       0.48        0.77
Distributions to Shareholders:
 Dividends from net investment income                                      --          --          --       (0.19)      (0.12)
 Total distributions                                                       --          --          --       (0.19)      (0.12)
Net asset value at end of period                                       $14.22   $   14.46   $    9.85   $   12.79   $   13.15
Total Return (based on net asset value)(c)*                             13.76%      15.68%    (21.20)%       3.85%       6.17%
Ratios and Supplemental Data:
 Net assets, end of period (000's)                                     $2,402   $     462   $      14   $      84   $      28
 Ratios to average net assets:
 Expenses(b)**                                                           1.60%       1.60%       1.60%       1.30%       1.30%
 Net investment income (loss)(b)**                                       0.23%       0.75%     (1.00)%       3.62%       2.67%
(a)  Commencement of operations:                                         10/17/97    10/17/97   10/20/97    10/15/97   10/17/97

(b) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

   Expenses to average net assets**                 18.86%    73.61%    454.24%    243.87%    454.22%
   Net investment loss to average net assets**    (17.03)%  (71.26)%  (453.64)%  (238.95)%  (450.25)%

(c) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at commencement of operations, reinvestment of distributions at net asset value and a sale on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager. * Not annualized ** Annualized


                        FINANCIAL HIGHLIGHTS (CONTINUED)

                              Deutsche Funds, Inc.
        For the period from Inception Date to August 31, 1998(a)

Selected data for a Class B share of common stock outstanding throughout the period.

The following table has been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants. Their report dated October 16, 1998, on the Funds' financial statements for the period ended August 31, 1998, and on the following table for the periods presented, is included in the Funds' Annual Report. This table should be read in conjunction with the Funds' financial statements and notes thereto, which is included in the Funds' Annual Report. The Annual Report is incorporated by reference into and accompanies the Statement of Additional Information. They may be obtained from the Funds free of charge. Class B Shares of the Global Bond Fund did not have any operations through August 31, 1998. Class C Shares were not offered to the public prior to September 1, 1998.


                                                                      Deutsche   Deutsche   Deutsche  Deutsche   Deutsche
                                                                      European    German    Japanese   Global    European
                                                                       Mid-Cap    Equity     Equity     Bond       Bond
                                                                        Fund       Fund       Fund      Fund       Fund
Net asset value at beginning of period                                $ 12.50   $  12.50   $  12.50         --    $12.50
Investment operations:
 Net investment income (loss)                                           (0.02)     (0.01)     (0.01)        --      0.08
 Net realized and unrealized gain (loss) on investments and
  foreign currency allocated
from corresponding Deutsche Portfolio                                    0.07       0.14      (0.38)        --      0.35
 Increase (decrease) from investment operations                          0.05       0.13      (0.39)        --      0.43
Distributions to Shareholders:
 Dividends from net investment income                                      --         --         --        --      (0.11)
 Total distributions                                                       --         --         --        --      (0.11)
Net asset value at end of period                                      $ 12.55   $  12.63   $  12.11         --    $12.82
Total Return (based on net asset value)(c)*                              0.40%      1.04%    (3.12)%        --      3.44%
Ratios and Supplemental Data:
 Net assets, end of period (000's)                                    $ 4,287   $    278   $    283        --   $     85
 Ratios to average net assets:
 Expenses(b)**                                                           2.35%      2.35%      2.35%        --      2.05%
 Net investment income (loss)(b)**                                     (0.70)%    (0.19)%    (1.25)%        --      2.38%
(a)  Inception date:                                                   3/30/98    3/16/98    8/10/98        --    6/25/98

(b) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

   Expenses to average net assets**                 19.61%    74.36%    454.99%   -     454.97%
   Net investment loss to average net assets**    (17.96)%  (72.20)%  (453.89)%   -   (450.54)%

(c) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at inception date, reinvestment of distributions at net asset value and a sale on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
 * Not annualized
 **  Annualized


                                   THE FUNDS

Each Fund is a non-diversified, open-end management investment company and is a series of shares of common stock of the Corporation (see "Organization"). The investment objective of the European Mid-Cap Fund and the German Equity Fund is primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. The investment objective of the Japanese Equity Fund is to achieve high capital appreciation. The investment objective of the Bond Funds is to achieve steady, high income.

Each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio that has the same investment objective as the Fund. The European Mid-Cap Fund invests all of its investable assets in the Provesta Portfolio (US Dollar)("Provesta Portfolio"); the German Equity Fund invests all of its investable assets in the Investa Portfolio (US Dollar)("Investa Portfolio"); the Japanese Equity Fund invests all of its investable assets in the Japanese Equity Portfolio (US Dollar)("Japanese Equity Portfolio"); the Global Bond Fund invests all of its investable assets in the Global Bond Portfolio (US Dollar)("Global Bond Portfolio"); and the European Bond Fund invests all of its investable assets in the European Bond Portfolio (US Dollar)("European Bond Portfolio"). The Provesta Portfolio, Investa Portfolio and Japanese Equity Portfolio are referred to herein individually, as an "Equity Portfolio" and collectively, as the "Equity Portfolios." The Global Bond Portfolio and the European Bond Portfolio are referred to herein individually, as a "Bond Portfolio" and collectively, as the "Bond Portfolios." Each Portfolio is an open-end management investment company and a series of shares of beneficial interest in the Deutsche Portfolios, a trust organized under the laws of the State of New York (see "Organization").

Shares of the Funds are sold continuously by the Funds' distributor, Edgewood Services, Inc. ("Edgewood" or the "Distributor"). The Funds require a minimum initial investment of $5,000. The minimum subsequent investment is $500 (see "Purchase of Shares"). If a shareholder reduces his or her investment in a Fund to less than the applicable minimum investment, the investment is subject to mandatory redemption. See "Account and Share Information--Accounts with Low Balances."

Proceeds from the sale of shares of each Fund are invested in its corresponding Portfolio, which then invests its assets in accordance with its investment objective and policies. DWS International Portfolio Management GmbH is the investment adviser of the Portfolios (the "Adviser"). DFM and the Adviser are indirect subsidiaries of Deutsche Bank AG. Federated Services Company is the administrator of the Funds (the "Administrator") and the operations agent of the Portfolios ("Operations Agent"). IBT Fund Services (Canada) Inc. ("IBT (Canada)") is the fund accounting agent of the Funds and the Portfolios ("Fund Accounting Agent"). Federated Shareholder Services Company is the transfer agent and dividend disbursing agent of the Funds ("Transfer Agent"). IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") is the administrative agent of the Portfolios ("Administrative Agent"). Investors Bank & Trust Company ("IBT") is the custodian of the Funds and the Portfolios ("Custodian"). The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of the Funds and of the Portfolios, respectively. The Directors who are not "interested persons" of the Corporation as defined in the Investment Company Act of 1940, (the "1940 Act") (the "Independent Directors"), are the same as the Trustees who are not "interested persons" of the Portfolio Trust as defined in the 1940 Act (the "Independent Trustees"). A majority of the Corporation's Directors and the Portfolio Trust's Trustees are not affiliated with the Manager, the Adviser or the Distributor. For further information about the Directors of the Corporation and the Trustees of the Portfolio Trust, see "Management of the Corporation and the Portfolio Trust" herein and "Directors, Trustees, and Officers" in the Statement of Additional Information.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio, an open-end management investment company that has the same investment objective and investment policies as the Fund. Since the investment characteristics and experience of each Fund will correspond directly with those of its corresponding Portfolio, the discussion in this Prospectus focuses on the investments and investment policies of the Portfolios. No Fund represents a complete investment program, nor is each Fund suitable for all investors.

Equity Funds

The investment objective of the European Mid-Cap Fund and the German Equity Fund is primarily to achieve high capital appreciation and, as a secondary objective, reasonable dividend income. The investment objective of the Japanese Equity Fund is to achieve high capital appreciation.

The Provesta Portfolio pursues its (and the European Mid-Cap Fund's) investment objective by investing primarily in the equity securities of issuers located in European countries, including those which are member states of the European Union, those which are party to the Convention on the European Economic Area ("CEEA"), Poland, Switzerland, Slovakia, Czech Republic, and Hungary.

The Provesta Portfolio seeks investment in companies which the Adviser believes may grow at a higher rate than the average of other European companies. These anticipated higher growth rates may cause the performance of the Fund to be more volatile than that of other equity funds, and therefore, investors should consider an investment in the European Mid-Cap Fund to be subject to more risk and greater volatility. See "Risk Factors."

Under normal circumstances, at least 65% of the Portfolio's total assets are invested in European equity securities issued by companies with market capitalizations of between $115 million and $19 billion.

The Investa Portfolio pursues its (and the German Equity Fund's) investment objective by investing primarily in the equity securities of German companies.


Under normal circumstances, at least 65% of the Portfolio's total assets are invested in equity securities issued by German issuers. In pursuing the Portfolio's objective, the Adviser will emphasize German companies that have some or all of the following attributes: high market capitalization, large number of publicly held shares, high trading volume, high liquidity, financial stability, or a widely known name or product/service.

The Japanese Equity Portfolio pursues its (and the Japanese Equity Fund's) investment objective by investing primarily in the equity securities of Japanese issuers. Under normal circumstances, at least 65% of the Portfolio's total assets are invested in equity securities issued by Japanese companies, which may include, for the purpose of meeting such 65% minimum, up to 5% of total assets in securities that grant the right to acquire Japanese securities.

Fixed Income Securities

Each Equity Portfolio is permitted to invest in fixed income securities, although it intends to remain invested in equity securities to the extent practical in light of its objective. The Provesta Portfolio's and the Investa Portfolio's investment in fixed income securities (excluding bank deposits and money market instruments) will not exceed 20% of such Portfolio's net assets. The Japanese Equity Portfolio's investment in fixed income securities (excluding bank deposits and money market instruments) will not exceed 30% of the Portfolio's net assets. For purposes of each Portfolio's investments, convertible bonds and bonds with warrants would be considered equities, not fixed income securities. For the quality criteria of the fixed income securities in which the Equity Portfolios may invest, see "Quality of Fixed Income Securities" below.

Bond Funds
The investment objective of the Bond Funds is to achieve steady, high income.

The Global Bond Portfolio (US Dollar) pursues its (and the Global Bond Fund's) investment objective by investing primarily in the fixed income securities (including convertible bonds and bonds with warrants) of issuers worldwide.

Under normal circumstances, at least 65% of the Global Bond Portfolio's total assets are invested in bonds and the Portfolio will include securities of issuers organized in at least three different countries.

The European Bond Portfolio (US Dollar) pursues its (and the European Bond Fund's) investment objective by investing primarily in the fixed income securities of European issuers.

Under normal circumstances, at least 65% of the Portfolio's total assets are invested in bonds issued by European issuers.

Each Bond Portfolio's investment in equity securities will not exceed 25% of each Portfolio's net assets. For purposes of the foregoing investment policies, the term "bonds" includes all fixed-income securities.

All Funds
Listed Securities

Each Portfolio will invest primarily in listed securities ("Listed Securities"). For purposes of this prospectus Listed Securities are defined as securities meeting at least one of the following requirements: (a) they are listed on a stock exchange in a member state of the European Union ("Member State") or in another state which is a party to the CEEA, or are included on another regulated market in a Member State or in another state party to the CEEA which market is recognized, open to the public and operates regularly; (b) they are admitted to the official listing on one of the stock exchanges listed in Appendix A or included on one of the regulated markets listed in Appendix A; or

(c) application is to be made for admission to official listing on one of the aforementioned stock exchanges or inclusion in one of the aforementioned regulated markets and such admission or inclusion is to take place within 12 months of their issue.

Unlisted Securities and Notes
Up to a total of 10% of the net assets of each Portfolio may be invested in:

  (a) securities that are consistent with the Portfolio's investment objective and policies, which are not admitted to official listing on one of the stock exchanges or included on one of the regulated markets, described above;
  (b) interests in loans which are portions of an overall loan granted by a third party and for which a note has been issued ("Notes"), provided these Notes can be assigned at least twice after purchase by the Portfolio, and the Note was issued by:

  . the Federal Republic of Germany, ("Germany") a special purpose fund of Germany, a state of Germany, the European Union or a member state of the Organization for Economic Cooperation and Development (an "OECD Member"),

  . another German domestic authority, or a regional government or local authority of another Member State or another state party to the CEEA for which a zero weighting was notified according to Article 7 of the Council Directive 89/647/EEC of 18 December 1989 on a solvency ratio for credit institutions (Official Journal EC No. L386, p. 14),

  . other corporate bodies or institutions organized under public law and registered domestically in Germany or in another Member State or another state party to the CEEA,
  . other debtors, if guaranteed as to the payment of interest and repayment of principal by one of the aforementioned bodies, or
  . companies which have issued securities which are admitted to official listing on a German or other foreign stock exchange.

Investments in Notes are subject to the Provesta Portfolio's and the Investa Portfolio's overall 20% limitation on fixed income securities and the Japanese Equity Portfolio's overall 30% limitation on fixed income securities. See "Equity Funds" above.

The current Member States and the states party to the CEEA and OECD Members are listed in Appendix A.

Quality of Fixed Income Securities

The fixed income securities in which each Portfolio may invest will be rated on the date of investment within the four highest rating categories of Moody's Investors Service, Inc. ("Moody's"), currently Aaa, Aa, A and Baa, or of Standard & Poor's ("S&P"), currently AAA, AA, A and BBB, or if unrated, will be, in the opinion of the Adviser, of comparable quality to such rated securities discussed above. Fixed income securities rated Baa by Moody's or BBB by S&P have speculative characteristics. See Appendix B to the Statement of Additional Information for a description of these ratings.

Bank Deposits and Money Market Instruments

Each Portfolio may temporarily invest in bank deposits and money market instruments maturing in less than 12 months. These instruments include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by Germany, the states of Germany, the European Union, OECD Members or quasi-governmental entities of any of the foregoing.

Under normal circumstances each Portfolio will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, each Portfolio may temporarily invest in bank deposits and money market instruments, up to 49% of its net assets, as a measure taken in the Adviser's judgment during, or in anticipation of, adverse market conditions. Certificates of deposit from the same credit institution may not account for more than 10% of a Portfolio's total assets. See "Investment Objectives and Policies" in the Statement of Additional Information.

Options Transactions on Securities

Options transactions may be carried out for each Portfolio if the securities options are admitted to official listing on a recognized futures or securities exchange and the securities underlying the options are within the applicable investment objective and policies of the Portfolio. Each of these instruments is a derivative instrument as its value derives from the underlying asset. Each Portfolio may use options for hedging and risk management purposes and may purchase call options and sell put options for speculation. See "Risk Factors."

By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). The purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price.

Put options on securities may be purchased only if the securities underlying the option transaction are held by a Portfolio at the time of the purchase of the put option.

When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it.

Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option.

Call options on securities may be sold (written) only if the securities underlying the option transaction are held by a Portfolio at the time of the sale. These securities may not be sold during the maturity of the call option and may not be the subject of a securities loan.

There is no limitation on the value of the options that may be purchased or written by a Portfolio. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of each Portfolio, may not exceed 20% of net assets of the Portfolio. See "Risk Factors." With respect to the Provesta Portfolio and the Investa Portfolio, the strike prices of options on fixed income securities held by each Portfolio may not exceed 4% of the net assets of the Portfolio (i.e., 20% of the 20% investment limitation on fixed income securities). See "Equity Funds--Fixed Income Securities" above. Options on securities may only be purchased or granted to a third party to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of a Portfolio, do not exceed 10% of the net assets of the Portfolio. Options on securities may only be written (sold) to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of a Portfolio, do not exceed 2% of the net assets of the Portfolio. When an option transaction is offset by a back-to-back transaction (e.g., where a Portfolio writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

Futures Contracts, Options on Futures and Securities Indices and Warrants

Each Portfolio may purchase and sell stock index futures contracts and interest rate futures contracts and may purchase options on interest rate futures contracts, options on securities indices, options and warrants on futures contracts and stock indices. A Portfolio will engage in transactions in such instruments only if they are admitted to official listing on a recognized futures or securities exchange and meet certain other requirements stated below. A Portfolio may use these techniques for hedging or risk management purposes or, subject to certain limitations, for the purposes of obtaining desired exposure to certain securities or markets.

For the purpose of hedging a Portfolio's assets, the Portfolio may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described above. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Portfolio for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Portfolio. In carrying out a particular hedging strategy, a Portfolio may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Portfolio's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. A Portfolio may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

Each Portfolio may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. Transactions for non-hedging purposes may be entered into only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Portfolio for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Portfolio and (2) such instruments relate to categories of assets which the Portfolio is permitted to hold. In addition, with respect to the Provesta Portfolio and the Investa Portfolio, the contract values of all interest rate futures contracts and options and warrants on interest rate futures contracts held for non-hedging purposes may not exceed 4% of the net assets of the Portfolio (i.e., 20% of the 20% limitation on fixed income securities). See "Equity Funds--Fixed Income Securities" above.

Currency Forward Contracts, Option Rights and Warrants on Currencies and Currency Futures Contracts

Each Portfolio may enter into foreign currency transactions to hedge currency risks associated with the assets of each Portfolio denominated or principally traded in foreign currencies. The Provesta Portfolio and the Investa Portfolio, however, do not presently intend to engage in such hedging activity but reserve the ability to do so under circumstances in which the Adviser believes that one or more currencies in which such Portfolio's assets are denominated may suffer a substantial decline against the U.S. dollar. Each Portfolio other than the Provesta Portfolio and the Investa Portfolio may also enter into foreign currency transactions to hedge against currencies other than the U.S. dollar.

A Portfolio may purchase or sell foreign currency contracts for forward delivery. A Portfolio may also purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

Securities Loans

Subject to applicable investment restrictions, each Portfolio is permitted to lend its securities. These loans may not exceed 33/1//\\3% of a Portfolio's total assets. The Portfolios may pay reasonable administrative and custodial fees in connection with the loan of securities. The following conditions will be met whenever portfolio securities of a Portfolio are loaned: (1) the Portfolio must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as payments in respect of any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian and finder's fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Portfolio must terminate the loan and regain the right to vote the securities if a material event conferring voting rights and adversely affecting the investment occurs. In addition, a Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution. No Portfolio will lend its securities to any officer, Trustee, Director, employee or other affiliate of the Corporation or the Portfolio Trust, the Manager, the Adviser or the Distributor, unless otherwise permitted by applicable law.\\

Each Portfolio may lend its securities on a demand basis provided the market value of the assets transferred in securities loans together with the market value of the securities already transferred as a securities loan for the Portfolio's account to the same borrower does not exceed 10% of the net assets of the Portfolio.

Borrowing

Each Portfolio may borrow money from banks for temporary or short-term purposes and then only in amounts not to exceed 10% of the Portfolio's total assets, at the time of such borrowing.

Warrants

Each Portfolio may purchase warrants in value of up to 10% of the Portfolio's net assets. The warrants in which the Portfolios invest are a type of security that entitles the holder to buy a fixed amount of securities of such issuer at a specified price at a fixed date or for a fixed period of time (which may be in perpetuity) or to demand settlement in cash based on the price performance of the underlying security. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Convertible Securities

The convertible securities in which the Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

Short-Term Trading

Each Portfolio intends to manage its portfolio actively in pursuit of its investment objective. A Portfolio may take advantage of short-term trading opportunities that are consistent with its objective. To the extent a Portfolio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs. See "Taxes" below.

Investment Restrictions

The investment objective of each Fund and each Portfolio, together with the fundamental investment restrictions described below and in the Statement of Additional Information, except as noted, are deemed fundamental policies, i.e., they may be changed only with the approval of the holders of a majority of the outstanding voting securities of a Fund and its corresponding Portfolio. Each Fund has the same investment restrictions as its corresponding Portfolio, except that each Fund may invest all of its investable assets in the corresponding Portfolio. References below to the Portfolios' investment restrictions also include the Funds' investment restrictions. Any other investment policies of the Portfolios and the Funds described herein or in the Statement of Additional Information are not fundamental and may be changed without shareholder approval.

 Fundamental Investment Restrictions

 Each Portfolio is classified as "non-diversified" under the 1940 Act, which means that each corresponding Fund is not limited by the 1940 Act with respect to the portion of its assets which may be invested in securities of a single company (although certain diversification requirements are in effect imposed by the Internal Revenue Code of 1986, as amended (the "Code")). The possible assumption of large positions in the securities of a small number of companies may cause the performance of a Fund to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the companies.

 At least 65% of the Provesta Portfolio's total assets are invested in European equity securities issued by companies with market capitalizations of between $115 million and $19 billion. At least 65% of the Investa Portfolio's total assets are invested in equity securities issued by German companies. At least 65% of the Japanese Equity Portfolio's total assets are invested in equity securities issued by Japanese companies, which may include, for the purposes of meeting such 65% minimum, up to 5% of the total assets in securities that grant the right to acquire Japanese securities. At least 65% of the Global Bond Portfolio's total assets are invested in bonds and such Portfolio will include securities of issuers organized in at least three different countries. At least 65% of the European Bond Portfolio's total assets are invested in bonds issued by European issuers.

 No Portfolio may purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio's total assets, provided that the foregoing limitation shall not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

 Non-Fundamental Investment Restrictions

 Each Portfolio is permitted to borrow money although, as an operating policy, generally will not borrow money. Each Portfolio may not issue senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder. Each Portfolio may not invest more than 10% of its net assets in the securities of any one issuer or invest more than 40% of its net assets in the aggregate in the securities of those issuers in which the Portfolio has invested in excess of 5% but not more than 10% of its net assets.

 For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see "Investment Restrictions" in the Statement of Additional Information.

                                  RISK FACTORS

Equity Investments

Because the assets of each Equity Portfolio are invested primarily in equity securities, the Equity Portfolios are subject to market risk and the risks associated with the individual companies in which the Portfolios invest, meaning that stock prices in general may decline over short or extended periods of time. As with any equity-based investment company, the investor should be aware that unfavorable economic conditions can adversely affect corporate earnings and cause declines in stock prices.

With respect to the Provesta Portfolio, investing in equity securities of mid-sized companies involves risks not typically associated with investing in comparable securities of large companies. Assets of the Portfolio are invested in companies which may have narrow product lines and limited financial and managerial resources. Since the market for the equity securities of mid-sized companies is often characterized by less information and liquidity than that for the equity securities of large companies, the Portfolio's investments can experience unexpected sharp declines in their market prices. Therefore, investments in the Portfolio may be subject to greater declines in value than shares of equity funds investing in the equity securities of large companies.

Fixed Income Securities

The value of fixed income securities generally goes down when interest rates go up, and vice versa. Furthermore, the value of fixed income securities may vary based on anticipated or potential changes in interest rates. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.

Prices of fixed income securities fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities. It is possible that some issuers will be unable to make required payments on fixed income securities.

Foreign Investments

Each Portfolio invests in foreign securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes (such as capital gain taxes) which may decrease the net return on foreign investments as compared to dividends and interest paid to a Portfolio by U.S. domestic companies.

Investors should realize that the value of a Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolios must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

Since each Portfolio's investments in foreign securities involve foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Because the Provesta Portfolio and Investa Portfolio do not presently intend to engage in currency transactions to hedge currency risks, these Portfolios may be more exposed to the aforementioned currency risks. See "Foreign Currency Exchange Transactions" in the Statement of Additional Information.

On January 1, 1999, eleven of the fifteen Member States will have their currency exchange rate irrevocably fixed to a single European currency, the euro. The euro will become legal tender in those countries from this date. National currencies will continue to circulate until they are replaced by euro coins and bank notes on July 1, 2002. The pending unification of European currency and decision by certain countries not to participate are likely to create uncertainty in the European markets and thereby increase volatility of the various currencies and securities. The European securities markets may become less liquid. These events can adversely affect the Portfolios' investment and performance, as detailed under "European Currency Unification" in the Statement of Additional Information.

Emerging Markets (Provesta Portfolio and Global Bond Portfolio Only)

Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. Investments in developing and emerging markets may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (ii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iii) foreign taxation; (iv) the absence, until recently, of a capital market structure or market oriented economy as well as issuers without a long period of successful operations; (v) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries or their neighboring countries; and (vi) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability.

The risks involved in making investments in securities of issuers in emerging markets have been underscored by recent events. For example, issuers in the Asia region have experienced currency volatility, political instability and economic declines in recent months. In response to these declines, Malaysia has recently enacted currency exchange controls, restricting the repatriation of assets for a period of one year. Earlier this year, Russia declared a moratorium on repayment of its own debt, substantially devalued its currency and suspended the government-sponsored foreign exchange market for its currency.

Futures, Options and Warrants

Each Portfolio's successful use of futures, options and warrants depends on the ability of the Adviser to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Portfolio's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of a Portfolio's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If a Portfolio has hedged portfolio securities by purchasing put options or selling futures contracts, the Portfolio could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Portfolio's securities. As noted, a Portfolio may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, a Portfolio may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by a Portfolio in entering into such transactions. The ability of a Portfolio to close out a futures, options or warrants position depends on a liquid secondary market.

The use of futures contracts potentially exposes the Portfolios to the effects of "leveraging," which occurs when futures are used so a Portfolio's exposure to the market is greater than it would have been if the Portfolio had invested directly in the underlying instruments. Leveraging increases a Portfolio's potential for both gain and loss. As noted above, the Portfolios intend to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Portfolios. See "Futures Contracts and Options on Futures Contracts" in the Statement of Additional Information.

Geographic Investment Emphasis

From time to time, due to investment opportunities perceived by the Manager to be attractive, a Portfolio or a Fund may invest a relatively larger portion of its assets in the issuers of securities domiciled, or principally traded, in one or more individual countries. In the event that such geographic investment emphasis occurs, the relevant Portfolio or Fund could be subject to greater risk due to unanticipated, and negative, economic events and/or market action in such country or countries. Since inception, the Provesta Portfolio has had more than a majority of its assets invested in German securities. This overweighting may be continued, or be changed, by the Manager in the future based on its perceptions of market opportunities.

Local Securities Markets
The German Securities Markets
Equity securities trade on the country's eight regional stock exchanges of which Frankfurt accounted for approximately 78% of the total volume as of August 31, 1998.

Share prices of companies traded on German stock exchanges declined in 1991 and 1992 as the German economy entered a recessionary period following unification of eastern and western Germany in 1990. The DM total return of the CDAX German Composite Index of stocks was 6.39% in 1992, 44.56% in 1993, 5.83% in 1994, 4.75% in 1995, 22.14% in 1996, 40.83% in 1997, and 3.22% year-to-date as of

August 31, 1998.

Trading volume tends to concentrate on the relatively few companies having both large market capitalization and a broad distribution of their stock with few or no large holders. The five companies having the largest annual trading volume of their stock as of June 30, 1998 represented 24.2% of total trading volume on the German stock exchanges: Daimler Benz AG with DM 312 billion, Deutsche Bank AG with DM 242 billion, Siemens AG with DM 190 billion, SAP AG with DM 175 billion, and VW AG with DM 173 billion.

Japanese Equity Securities Markets


Listed securities in Japan trade on three main Japanese exchanges (including the Tokyo Stock Exchange) and five regional stock exchanges, although the Tokyo Stock Exchange ("TSE") has generally represented over 72% of annual trade of volume. In 1997, three industrial groups (banks, electric appliances and transportation equipment) accounted for approximately 41% of the total market value of TSE stocks. Share prices of companies traded on Japanese stock exchanges reached historical peaks in 1989 and 1990. Afterwards, stock prices decreased significantly (with the Nikkei index of 225 stocks at 14309 in 1992). After stabilizing at low levels during the next six years, new low levels were once again reached in 1998 (with the Nikkei attaining a new twelve year low of 12879 in early October, 1998).

Japanese banks have experienced, and may continue to experience, substantial levels of non-performing loans, making the nationalization of some institutions a significant concern. The decline in stock prices after 1989 has raised the cost of capital for industry and has reduced the value of stock holdings by banks and corporations. These effects have, in turn, contributed to the recent weakness in Japan's economy and could continue to have an adverse impact in the future.

                         MANAGEMENT OF THE CORPORATION

                            AND THE PORTFOLIO TRUST

The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of each Fund and each Portfolio, respectively. Each Fund has retained the services of Federated Services Company as Administrator, Federated Shareholder Services Company as Transfer Agent, IBT (Canada) as Fund Accounting Agent and IBT as Custodian, but has not retained the services of an investment manager or adviser since each Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio. Each Portfolio has retained the services of DFM as Manager, Federated Services Company as Operations Agent, IBT (Canada) as Fund Accounting Agent, IBT (Cayman) as Administrative Agent and IBT as Custodian. DFM has retained the services of DWS International Portfolio Management GmbH as Adviser for each Portfolio.

Manager
The Portfolio Trust has retained the services of DFM as investment manager to each Portfolio. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Advisers Act of 1940.


DFM is a wholly-owned subsidiary of Deutsche Fonds Holding GmbH ("DFH"), a company with limited liability organized under the laws of Germany and a consolidated subsidiary of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $672.4 billion and 74,100 employees as of June 30, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by a Portfolio.


DFH subsidiaries include German-based DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH ("DWS") and others based in Luxembourg, Austria, Switzerland, France, Poland and Italy. Together, DFH subsidiaries serve as manager and/or investment adviser to more than 160 mutual funds, having aggregate assets under management of more than the equivalent of $77 billion as of June 30, 1998. DFH and its subsidiaries employ approximately 600 professionals and is one of the largest mutual fund operators in Europe based on assets under management.

The primary subsidiary of DFH is DWS. Founded in 1956, it is the largest mutual fund company in Germany, holding a 25% share of the German mutual fund market based on assets under management as of June 30, 1998. DFH and its subsidiaries are known in the financial market as "DWS Group, Investment Group of Deutsche Bank."

DFH subsidiaries have received widespread industry recognition in Europe. For example, Micropal, Europe's leading fund rating organization, has accorded DWS the following awards: 1994: best fund manager for 1-, 3-, and 5-year periods; 1995: best fund manager for 1-, 3-, and 5-year periods; 1996: best fund manager for 3- and 5-year periods; 1997: best fund manager for 3- and 5-year periods. These awards were given to fund managers having 10 or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objective defined by Micropal. Fund rankings are based on above-average performance in Deutsche Mark ("DM") terms and below-average volatility.

Subject to the overall supervision of the Portfolio Trust's Trustees, DFM is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of each Portfolio's investments and provides certain supervisory services. Under its investment management agreement with the Portfolio Trust (the "Management Agreement"), DFM is permitted, subject to the approval of the Board of Trustees of the Portfolio Trust, to delegate to a third party responsibility for management of the investment operations of each Portfolio. DFM has delegated this responsibility to the Adviser. DFM retains overall responsibility, however, for supervision of the investment management program for each Portfolio. See "Manager" in the Statement of Additional Information.

As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to each Equity Portfolio, DFM receives a fee from each Equity Portfolio, which is computed daily and paid monthly, equal to 0.85% of the average daily net assets of each Equity Portfolio on an annualized basis for the Portfolio's then-current fiscal year. As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to each Bond Portfolio, DFM receives a fee from each Bond Portfolio, which is computed daily and paid monthly, equal to 0.75% of the average daily net assets of each Bond Portfolio on an annualized basis for the Portfolio's then-current fiscal year. See also "Expenses."

Adviser
Pursuant to an investment advisory agreement ("Advisory Agreement") between DFM and DWS International Portfolio Management GmbH, the Adviser provides investment advice and portfolio management services to each Portfolio. Subject to the overall supervision of DFM, the Adviser conducts the day-to-day investment decisions of each Portfolio, arranges for the execution of portfolio transactions and furnishes a continuous investment program for each Portfolio.

The Adviser is an SEC-registered investment adviser and an indirect subsidiary of Deutsche Bank AG. The offices of the Adviser are located at Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

For these services, the Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.60% of the average daily net assets of each Equity Portfolio and 0.50% of the average daily net assets of each Bond Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

Historical Performance of Corresponding DWS Funds

Provesta and Investa are German-registered mutual funds and are referred to herein as the "DWS Funds." Each of their investment policies and restrictions are the same as those of the corresponding Provesta and Investa Portfolios except as noted below. The Provesta and Investa Portfolios (and therefore indirectly the corresponding European Mid-Cap Fund and German Equity Fund)are designed to produce investment results substantially the same as the DWS Funds, Provesta and Investa, respectively. The Provesta and Investa Portfolios seek to accomplish this by duplicating to the extent practical the portfolio holdings and transactions of Provesta and Investa. The Adviser manages the investment operations of each Portfolio with a portfolio manager and a staff of investment professionals that is composed of the same persons as those that manage and have full discretionary authority over the selection of investments for the corresponding DWS Fund.

The European Mid-Cap Fund and its corresponding Provesta Portfolio and the German Equity Fund and its corresponding Investa Portfolio commenced operations during October of 1997 and did not have operating or performance history prior to that time.

Information about the performance of the European Mid-Cap Fund, German Equity Fund, and the two corresponding DWS Funds--Provesta (corresponding to the European Mid-Cap Fund) and Investa (corresponding to the German Equity Fund) is set forth below. Although each Equity Fund and its corresponding Portfolio have the same investment objectives, policies and restrictions as their corresponding DWS Fund, and each Portfolio has the same staff of investment professionals and the same portfolio manager as its corresponding DWS Fund, the DWS Fund are separate funds and you should not assume that a Fund offered by this Prospectus will have the same future performance as its corresponding DWS Fund. The DWS Funds operate under the German regulatory and tax framework and the Portfolios operate under the U.S. regulatory and tax framework (each with differing diversification requirements, specific tax restrictions and investment limitations). Since the historical performance of the DWS Funds would not have been materially affected by the differences in the regulation of investment companies under U.S. federal securities and tax laws and regulations, the differences in regulation are not expected to result in any material differences in performance (net of fees) between the DWS Funds and their corresponding Portfolios going forward. Investors should note that the past performance of the DWS Funds is not predictive of the future performance of the European Mid-Cap Fund or the German Equity Fund or their corresponding Portfolios.

The following tables show the total return for the Class A Shares of the European Mid-Cap Fund and the German Equity Fund, and for securities indices believed by the Adviser to be suitable for performance comparisons, for the period from the commencement of operations on October 17, 1997 to August 31, 1998, and the average annualized total return for the Provesta and Investa Funds, and of securities indices believed by the Adviser to be suitable for performance comparisons with the Provesta and Investa Portfolios and the corresponding DWS Funds, for the three-, five- and ten-year periods ended August 31, 1998. The information in the table for the one-year period reflects actual total returns for the first-year of operations of the European Mid-Cap Fund and the German Equity Fund. One-year information for the corresponding DWS Funds appears in a note to the table. These figures, which are unaudited, are based on the actual gross investment performance of the DWS Funds with the adjustments indicated below. These figures were not adjusted to reflect the expense ratios of the Funds (described in the expense table under "Expenses") which are higher than the actual expenses of the DWS Funds (which bear a combined fund management and expense fee of 0.50% per annum of net assets). Any such adjustment would reduce the performance shown below.


                                                                                       PROVESTA(1)
                                                                     (Corresponding to the Provesta Portfolio and
                                                                            the European Mid-Cap Fund(6))

Total Return for the Periods Ended August 31, 1998
                                                         Historical Performance
European                                              in U.S. Dollars (unaudited)
Mid-Cap                                               Without               With              CDAX Index           MSCI Europe
Fund(6)                                            Sales Load(2)        Sales Load(3)     (in U.S. Dollars)(4)  (in U.S. Dollars)(5)
10/17/97 to
8/31/98                                                13.76%              7.48%                  14.43%                12.47%
Provesta(1)
------------
Three Years                                            16.02%             13.96%                  16.63%                19.36%
Five Years                                             17.46%             16.21%                  15.44%                15.73%
Ten Years                                              14.52%             13.90                   14.07%                12.88%

(1) Net Assets as of 8/31/98 were DM 1,937 million ($1,096 million). Provesta commenced investment operations in November 1985. The table reflects the performance of the Provesta for the three-, five-, and ten-year periods ended 8/31/98. The performance of the Provesta for the period from 10/17/97 to 8/31/98, was 13.51% without the sales load, and 7.59% with the sales load.
(2) The sales load may be reduced or eliminated on the purchase of Class A Shares in certain circumstances. See "Purchase of Shares--Reducing or Eliminating the Sales Charge."
(3) Adjusted to reflect deduction for the maximum sales charge of 5.50% applicable to Class A Shares.
(4) The DAX Composite Index ("CDAX") is a total rate of return index of all domestic stocks traded on the Frankfurt Stock Exchange. It is a broad-based index consisting of 16 industry groups. "CDAX" is a registered trademark of Deutsche Bsrse AG.
(5) The Morgan Stanley Capital Market Europe Index ("MSCI Europe") is an unmanaged, capitalization-weighted securities index which represents 60% of the market capitalization of 13 European countries.


(6) The table reflects the actual total return of the European Mid-Cap Fund from the commencement of operations on October 17, 1997.

                                                                                        INVESTA(1)
                                 (Corresponding to the Investa Portfolio and
                               the German Equity Fund(6))

Total Returns for the Periods Ended August 31, 1998
                                                         Historical Performance
German                                                 in U.S. Dollars (unaudited)
Equity                                                  Without              With               DAX Index            MSCI Germany
Fund(6)                                              Sales Load(2)        Sales Load(3)   (in U.S. Dollars)(4)  (in U.S. Dollars)(5)
10/17/97 to
8/31/98                                                15.68%            9.30%                   18.32%                18.74%
Investa(1)
-----------
Three Years                                            22.50%           20.33%                   21.35%                18.18%
Five Years                                             18.60%           17.34%                   18.53%                16.09%
Ten Years                                              14.78%           14.17%                   15.86%                13.97%

(1) Assets as of 8/31/98 were DM 4,943 million ($2,798 million). Investa commenced investment operations in December 1956. The table reflects the performance of the Investa for the three-, five-, and ten-year periods ended 8/31/98. The performance of the Investa for the period from 10/17/97 to 8/31/98, was 23.06% without the sales load, and 16.64% with the sales load.
(2) The sales load may be reduced or eliminated on the purchase of Class A Shares in certain circumstances. See "Purchase of Shares--Reducing or Eliminating the Sales Charge."
(3) Adjusted to reflect deduction for the maximum sales charge of 5.50% applicable to Class A Shares.
(4) DAX is a total rate of return index consisting of 30 selected German stocks traded on the Frankfurt Stock Exchange. "DAX" is a registered trademark of Deutsche Bsrse AG.
(5) The Morgan Stanley Capital Market Germany Index ("MSCI Germany") is an unmanaged, capitalization-weighted securities index which represents 60% of the market capitalization of Germany.


(6) The table reflects the actual total return of the German Equity Fund from the commencement of operations on October 17, 1997.

The above results are shown in U.S. dollars on the basis of conversion at the rate of DM values to U.S. dollars at the end of each month at the prevailing rate. The results assume all dividends and capital gain distributions have been reinvested with no sales charge.

In calculating the historical performance of the two DWS Funds shown above, the first step was to calculate the historical performance according to a methodology generally acknowledged in Germany and developed by the BVI Bundesverband Deutscher Investment--Gesellschaften (Association of German Fund Companies) ("BVI"). The BVI method measures total return by comparing the net asset value per share of a fund in DM at the beginning and at the end of the relevant measurement period, assuming the reinvestment of distributions made by the fund during such period. For this purpose, the reinvestment of distributions is increased by including the corporate income tax credit that is available to shareholders of German fund companies in connection with such distributions. The BVI method does not take account of any sales load charged to an investor on the initial investment.

Second, for purposes of calculating the equivalent U.S. dollar returns from the DM returns yielded by the BVI method, DWS made the following adjustments: (1) the credit for the German corporate tax credit referred to above was subtracted from the distributions reinvested since it will not be available to shareholders of the Funds (but the effect of corporate income taxes incurred by the corresponding DWS Funds was not eliminated); and (2) the DM returns (including capital gains and income) were converted to U.S. dollars at prevailing exchange rates as of the end of each month.

These adjustments resulted in the performance indicated in the first column. The second column, "With Sales Load," made a further adjustment by reducing the performance by assuming the maximum sales load was charged to the investor on the initial investment.

Except as described below in the case of Investa, it is not expected that there will be any material differences in the securities held by the Provesta and Investa Portfolios and their corresponding DWS Funds and thus the investment characteristics of each Portfolio, such as industry diversification, country diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets and equity/non-equity mix will be substantially the same as the investment characteristics of its corresponding DWS Fund. The Investa Portfolio may not invest in securities issued by Deutsche Bank AG or its affiliated persons that are engaged in securities-related businesses, although Investa was and is permitted to invest in such securities. However, the elimination of Deutsche Bank AG securities from Investa's portfolio during the periods shown in the table above would not have materially affected Investa's performance. Consequently, there is no regulatory or tax difference between either of the two Portfolios and its corresponding DWS Fund that would be expected to have a material effect on the investment performance of the Portfolio as compared to its corresponding DWS Fund.

Portfolio Management

Elisabeth Weisenhorn is the senior portfolio manager for the Investa Portfolio and the Provesta Portfolio. Ms. Weisenhorn also serves as portfolio manager for Investa and Provesta, the Portfolios' corresponding DWS Funds. She has held this position since 1991. Ms. Weisenhorn has 13 years of experience as an investment manager and joined the DWS Group in 1985. She is Senior Investment Officer, head of the German equity team, supervising funds holding assets under management of DM 18.4 billion ($10.1 billion) as of June 30, 1998. Ms. Weisenhorn is based at DWS Group's office in Frankfurt, Germany.

Hannah Cunliffe is the portfolio manager for the Japanese Equity Portfolio. Ms. Cunliffe also serves as portfolio manager of the DWS-Japan Fonds, a German registered mutual fund with the same objective, policies, and restrictions as the Japanese Equity Portfolio. She has held this position since February 1994. Prior to this, she was the Asian equity market analyst for Deutsche Bank Research. Ms. Cunliffe joined the Deutsche Bank Group in 1989.

Effective January 1, 1999, Henning Gebhardt will become the portfolio manager for the Japanese Equity Portfolio, taking over the responsibility from Hannah Cunliffe who will leave the company by the end of 1998. Mr. Gebhardt has two years of experience as an investment manager, joining DWS in 1996. He was employed by Bayerische Hypotheken- und Wechselbank from 1995 to 1996, in the trading department for fixed income and option products. Prior to this, Mr. Gebhardt studied at the University of Gsttingen, where he received a degree in economics. Mr. Gebhardt is a member of the Asian Equity team at DWS, responsible for funds holding assets under management of DM 1 billion ($553 million) as of June 30, 1998.

Heinz-Wilhelm Fesser is senior portfolio manager for the Global Bond Portfolio and European Bond Portfolio. Mr. Fesser joined the DWS Group in 1987, where he has been engaged in the management of global fixed income funds. He is Senior Investment Officer, head of the global fixed-income team, supervising funds holding assets under management of DM 23.6 billion ($13.1 billion) as of June 30, 1998.

Administrator

Under a master agreement for administration services with the Corporation, Federated Services Company serves as Administrator to the Funds. In connection with its responsibilities as Administrator, Federated Services Company, among other things (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory documents; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation;

(vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.

As Administrator, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at the annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of the average daily net assets of each Fund greater than $200 million for the Fund's then-current fiscal year. The Administrator will receive a minimum fee of $75,000 per Fund annually, except that during the first two years of the agreement a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Fund's operation and $125,000 for the second year will be paid to the Operations Agent and the Administrator.

Operations Agent

Under an operations agency agreement with the Portfolio Trust, Federated Services Company serves as Operations Agent to the Portfolio. In connection with its responsibilities as Operations Agent, Federated Services Company, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations; (iii) prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio Trust; (v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; (vii) prepares investor meeting materials; and (viii) monitors and supervises collection of tax reclaims.

As Operations Agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year. The Operations Agent of the Portfolios will receive a minimum fee of $60,000 per Portfolio annually and a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Portfolio's operation and $125,000 for the second year, in each case payable to the Operations Agent, and the Administrator.

Administrative Agent

Under an administration agreement with the Portfolio Trust, IBT (Cayman) provides certain services to the Portfolios, including (i) filing and maintaining the governing documents, registration statements and other regulatory filings; (ii) maintaining a telephone line; (iii) approving annual expense budgets; (iv) authorizing expenses; (v) distributing materials to the Trustees of the Portfolio Trust; (vi) authorizing dividend distributions; (vii) maintaining books and records; (viii) filing tax returns; and (ix) maintaining the investor register.

The Portfolio Trust has entered into an administrative agreement with IBT (Cayman). As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from each Portfolio, which is computed daily and paid monthly at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year.

Distributor

Edgewood serves as principal Distributor for shares of each Fund. Edgewood is located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829. It is a New York corporation organized on October 26, 1993, and is the principal Distributor for a number of investment companies. Edgewood is a subsidiary of Federated Investors, Inc. and an affiliate of Federated Services Company.

Securities laws may require certain financial intermediaries such as depository institutions to register as dealers. The Distributor may pay dealers an amount up to 5.0% of the net asset value of Class B Shares and 1.0% of the net asset value of Class C Shares purchased by their clients or customers as an advance payment. These payments will be made directly by the Distributor from its assets, and will not be made from the assets of a Fund. Dealers may voluntarily waive receipt of all or any portion of these advance payments. The Distributor may pay all or a portion of the distribution fee discussed below to Financial Intermediaries that waive all or any portion of the advance payments.

Under a distribution and services plan adopted in accordance with Rule 12b-1 of the 1940 Act, Class B Shares and Class C Shares are subject to a distribution plan (the "Distribution Plan") and Class A Shares, ClassBShares and Class C Shares are subject to a service plan (the "Service Plan").

Under the Distribution Plan, Class B Shares and Class C Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of a Fund represented by Class B Shares and Class C Shares to finance any activity which is principally intended to result in the sale of Class B Shares and Class C Shares of a Fund subject to the Distribution Plan. Because distribution fees to be paid by a Fund to the Distributor may not exceed an annual rate of 0.75% of Class B Shares' and Class C Shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales services and distribution-related support services pursuant to the Distribution Plan.

The Distribution Plan is a compensation-type plan. As such, a Fund makes no payments to the Distributor except as described above. Therefore, a Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from a Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from payments made by shares under the Distribution Plan.

Under the Service Plan, each Fund pays to DFM for the provision of certain services to the holders of Class A Shares, Class B Shares and Class C Shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and financial intermediaries, and services related to the maintenance of shareholder accounts, and other services. DFM determines the amounts to be paid to financial intermediaries, the schedules of such fees and the basis upon which such fees will be paid.

DFM may pay financial intermediaries a shareholder services fee of up to 0.25% of the amount invested in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Deutsche Funds or certain other products made available by the Distributor to such plans or programs is $1,000,000 or more ("Eligible Benefit Plans"). Shares in the Deutsche Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. DFM reserves the right to cease paying these fees at any time. DFM may pay such fees from its own funds in addition to amounts received from the Funds under the Service Plan, including past profits or any other source available to it. Such payments are subject to a reclaim from the financial intermediary should the assets leave the plan or program within 12 months after purchase.

Furthermore, with respect to Class A Shares, Class B Shares and Class C Shares, the Distributor may offer to pay a fee from its own assets to financial intermediaries as financial assistance for providing substantial sales services, distribution related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of a Fund. Such assistance may be predicated upon the amount of shares the Financial Intermediary sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the Financial Intermediary.

Transfer Agent, Custodian and Fund Accountant

Federated Shareholder Services Company, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, serves as the Transfer Agent and dividend disbursing agent for each Fund. IBT, 200 Clarendon Street, Boston, MA 02116, acts as the Custodian of each Fund's and each Portfolio's assets. Securities held for a Portfolio may be held by a sub-custodian bank approved by the Trustees or the Custodian of the Portfolio Trust. IBT (Canada) provides fund accounting services to the Funds and the Portfolios, including (i) calculation of the daily net asset value for the Funds and the Portfolios; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal securities and other regulatory requirements; and (iii) monitoring each Fund's and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.

Year 2000 Statement

Like other mutual funds and business organizations worldwide, the Funds' service providers (among them, the Manager, Adviser, Distributor, Administrator, Custodian and Transfer Agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing and accounting services. The Funds and their service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and the Funds' service providers have represented to the Funds that they believe that their systems will be year 2000 compliant when required. Analysis continues regarding whether the financial impact of instituting a year 2000 compliant program will have any financial impact on the Funds' operations.

Expenses

In addition to the fees payable under the various agreements discussed above, each Fund and each Portfolio is responsible for usual and customary expenses associated with its respective operations. Such expenses may include organization expenses, legal fees, audit fees and expenses, insurance costs, the compensation and expenses of the Directors or Trustees, as the case may be, registration fees under applicable securities laws, fund accounting fees, custodian fees and extraordinary expenses. For each Fund, such expenses also include transfer, registrar and dividend disbursing costs, and the expenses of printing and mailing reports and notices and proxy statements to Fund shareholders. For each Portfolio, such expenses also include brokerage expenses.

DFM has agreed that it will reimburse each Fund through at least August 31, 1999, to the extent necessary to maintain each Fund's total operating expenses (which includes expenses of the Fund and its corresponding Portfolio but does not cover extraordinary expenses during the period) at not more than 1.60%, 2.35%, 1.30%, 2.05%, 2.35% and 2.05% of the average annual net assets of Class A Shares of the Equity Funds, Class B Shares of the Equity Funds, Class A Shares of the Bond Funds, Class B Shares of the Bond Funds, Class C Shares of the European Mid-Cap Fund and the German Equity Fund; and Class C Shares of the European Bond Fund, respectively. There is no assurance that DFM will continue this reimbursement beyond the specified period.

Expenses of Class A Shares, Class B Shares and Class C Shares

Holders of Class A Shares, Class B Shares and Class C Shares bear their allocable portion of a Fund's expenses along with their allocable share of the corresponding Portfolio's operating expenses. At present, the only expenses which are allocated specifically to Class A Shares, Class B Shares and Class C Shares as classes are expenses under the Distribution Plan and expenses under the Service Plan. However, the Directors reserve the right to allocate certain other expenses to holders of Class A Shares, Class B Shares and Class C Shares ("Class Expenses"). In any case, Class Expenses would be limited to: distribution fees; shareholder services fees; transfer agent fees as identified by the Transfer Agent as attributable to holders of Class A Shares, Class B Shares and Class C Shares; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders as attributable to holders of Class A Shares, Class B Shares and Class C Shares; registration fees paid to the SEC and to state securities commissions as attributable to holders of Class A Shares, Class B Shares and Class C Shares; expenses related to administrative personnel and services as required to support holders of Class A Shares, Class B Shares and Class C Shares; legal fees relating solely to Class A Shares, Class B Shares or Class C Shares; and Directors' fees incurred as a result of issues related solely to Class A Shares, Class B Shares or Class C Shares.

Portfolio Brokerage

Although each Portfolio does not intend to invest for the purpose of seeking short-term profits, securities in the Portfolios will be sold whenever the Adviser believes it is appropriate to do so in light of the investment objective of each Fund and each Portfolio, without regard to the length of time a particular security may have been held. The estimated annual portfolio turnover rate for the Provesta Portfolio, Investa Portfolio, Japanese Equity Portfolio, Global Bond Portfolio and the European Bond Portfolio is generally not expected to exceed 180%, 80%, 150%, 350% and 350%, respectively. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of each Portfolio may exceed that of certain other mutual funds with the same investment objective. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of a Fund tend to increase as the level of portfolio activity increases. See "Taxes."

In effecting securities transactions, the Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided to the Adviser by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

The Adviser may direct a portion of a Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from a Portfolio to pay other unaffiliated service providers on behalf of that Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by a Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

Deutsche Bank AG or one of its subsidiaries or affiliates ("Deutsche Agent") may act as one of the agents of the Portfolios in the purchase and sale of portfolio securities, futures contracts or options on futures contracts when, in the judgment of the Adviser, that Deutsche Agent will be able to obtain a price and execution at least as favorable as other qualified brokers or futures commission merchants, as applicable. As one of the primary brokers used by the Portfolios, Deutsche Bank AG or its affiliates receives brokerage commissions from each Portfolio, and may receive compensation for executing futures transactions.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect a Portfolio.

From commencement of operations through August 31, 1998, the Provesta Portfolio, Investa Portfolio, and the Japanese Equity Portfolio paid the following aggregate brokerage commissions, respectively: $41,688, $21,095, and $16,547. No brokerage commissions were paid by the Global Bond Portfolio and the European Bond Portfolio.

                             INVESTING IN THE FUNDS

Each Fund offers investors classes of shares that carry sales charges and contingent deferred sales charges in different forms and amounts and which bear different levels of expenses.

Class A Shares

An investor who purchases Class A Shares of a Fund pays a maximum sales charge of 5.50% for the Equity Funds and 4.50% for the Bond Funds at the time of purchase. Certain purchases of Class A Shares are not subject to a sales charge. See "Purchase of Shares--Investing in Class A Shares." As a result, Class A Shares are not subject to any charges when they are redeemed (except for special programs offered under "Purchase of Shares--Purchases with Proceeds From Redemptions of Unaffiliated Investment Companies" and except for shares purchased without a sales charge that are redeemed within one year of purchase as described under "Contingent Deferred Sales Charge--Class A Shares"). Certain purchases of Class A Shares qualify for reduced sales charges. See "Purchase of Shares--Reducing or Eliminating the Sales Charge." Class A Shares have no conversion feature.

Class B Shares
Class B Shares of each Fund are sold without an initial sales charge, but are subject to a contingent deferred sales charge in accordance with the following schedule:

     Contingent
Year of Redemption  Deferred
After Purchase  Sales Charge
First       5.00%
Second      4.00%
Third       3.00%
Fourth      3.00%
Fifth       2.00%
Sixth       1.00%
Seventh and thereafter  0.00%

Class C Shares

Class C Shares are sold without an initial sales charge, but a contingent deferred sales charge of 1.00% will be charged on assets redeemed within the first full 12 months following purchase.

Other Share Differences

Class B Shares and Class C Shares also bear a fee pursuant to a Distribution Plan, adopted in accordance with Rule 12b-1 under the 1940 Act, while Class A Shares do not bear such a fee. Class A Shares, Class B Shares and Class C Shares will bear shareholder services fees. Class B Shares will automatically convert into Class A Shares, based on relative net asset value, on or about the fifteenth of the month eight full years after the purchase date. Class B Shares and Class C Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion in the case of Class B Shares) will have a higher expense ratio and pay lower dividends than Class A Shares due to the higher 12b-1 fees.

                               PURCHASE OF SHARES

Shares of each Fund are sold on days on which the New York Stock Exchange ("NYSE") is open. Shares of a Fund may be purchased as described below, either through a financial intermediary (such as a bank or broker/dealer which has a sales agreement with the Distributor) or by sending a wire or a check directly to the Fund, with a minimum initial investment of $5,000. Additional investments can be made for as little as $500. The minimum initial investment for retirement plan participants is $1,000. The minimum subsequent investment for retirement plan participants is $100. (financial intermediaries may impose different minimum investment requirements on their customers and may separately charge a fee for Fund transactions.)

In connection with any sale, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Funds reserve the right to reject any purchase request. An account must be established through a Financial Intermediary or by completing, signing, and returning the new account form available from the Funds before shares can be purchased.

 Investing in Class A Shares
Class A Shares of each Fund are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                              Equity Funds

                             Sales Charge           Dealer
                          as a Percentage of    Concession as
                                       Net     a Percentage of
                         Offering    Amount    Public Offering
 Amount of Transaction     Price    Invested        Price
Less than $50,000        5.50%      5.82%             5.00%
$50,000 but less
than $100,000            4.50%      4.71%             3.75%
$100,000 but less
than $250,000            3.50%      3.63%             2.75%
$250,000 but less
than $500,000            2.50%      2.56%             2.00%
$500,000 but less
than $1 million          2.00%      2.04%             1.75%
$1 million but less
than $2 million          None       None            1.00%*
$2 million but less
than $5 million          None       None            0.80%*
$5 million but less
than $50 million         None       None            0.50%*
$50 million but less
than $100 million        None       None            0.25%*
$100 million or more     None       None            0.15%*

* See "Dealer Concession" below.

                               Bond Funds

                             Sales Charge           Dealer
                          as a Percentage of    Concession as
                                       Net     a Percentage of
                         Offering    Amount    Public Offering
 Amount of Transaction     Price    Invested        Price
Less than $50,000            4.50%      4.71%       4.00%
$50,000 but less
than $100,000                4.00%      4.17%       3.50%
$100,000 but less
than $250,000                3.50%      3.63%       2.75%
$250,000 but less
than $500,000                2.50%      2.56%       2.00%
$500,000 but less
than $1 million              2.00%      2.04%       1.75%
$1 million but less
than $2 million              None       None        1.00%*
$2 million but less
than $5 million              None       None        0.80%*
$5 million but less
than $50 million             None       None        0.50%*
$50 million but less
than $100 million            None       None        0.25%*
$100 million or more         None       None        0.15%*

* See "Dealer Concession" below.

Dealer Concession


Dealer concession will be paid to dealers who initiate and are responsible for purchases of $1 million or more. The dealer concession may be changed from time to time and any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. However, the Distributor may offer to pay dealers up to 100% of the sales charge retained by it. The Distributor, at its expense, may provide additional promotional incentives to dealers. Such payments may take the form of cash or promotional incentives, such as reimbursement of certain expenses of qualified employees to attend informational meetings about the Funds or other special events at recreational type facilities, or items of material value. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant numbers of shares of the Fund or other Deutsche Funds.

The sales charge for shares sold other than through registered broker/dealers will be retained by the Distributor. The Distributor may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of shares.

Reducing or Eliminating the Sales Charge
The sales charge can be reduced or eliminated on the purchase of

Class A Shares through:

 .  sales charge waiver;

 .  quantity discounts and accumulated purchases;

 .  concurrent purchases;

 .  signing a 13-month letter of intent;

 .  using the reinvestment privilege; or

 . purchases with proceeds from redemptions of unaffiliated investment company shares.

Sales Charge Waiver

Sales charges may be waived on Class A Shares of the Fund (subject to appropriate documentation furnished to the Distributor as it may request from time to time in order to verify eligibility for this privilege) if purchased by:


1. Full-time employees of National Association of Securities Dealers, Inc. ("NASD") member firms and full-time employees of other financial intermediaries which have entered into a supplemental agreement with the Distributor pertaining to the sale of Fund shares, either for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children. This privilege also applies to full-time employees of financial intermediaries affiliated with NASD member firms whose full-time employees are eligible to purchase Class A Shares at net asset value;

2. Current full-time, part-time or retired employees of Deutsche Bank AG and its affiliates or subsidiaries, current or former directors or trustees of Deutsche Bank AG and its affiliates or subsidiaries, current or former Board members of a fund advised by Deutsche Bank AG or any of its affiliates or subsidiaries, including the Directors of the Corporation, or the spouse or minor child of the foregoing, including an employee of Deutsche Bank AG or any of its affiliates or subsidiaries who acts as custodian for a minor child;
3. Registered representatives, bank trust officers, certified financial planners and other employees (and their immediate families) of investment professionals who have entered into a supplemental agreement with the Distributor;
4. IRA Rollover accounts sponsored by Deutsche Bank Securities, Inc., Deutsche Bank Trust Company, or any of their affiliates as administrator, trustee or custodian, provided that the distribution proceeds are made from a qualified retirement plan or from a 403(b)(7) plan that is sponsored, administered or custodied by Deutsche Bank Trust Company or any of its affiliates, and provided that, at the time of such distribution, such qualified retirement plan or 403(b)(7) plan met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in the Deutsche Funds or certain other products made available by the Distributor to such plans;
5. As part of an Eligible Benefit Plan having a minimum of 250 eligible employees or a minimum of $1,000,000, or such lesser amount as may be determined by the Distributor, invested in Deutsche Funds;

6. Investor accounts through certain broker-dealers and other financial intermediaries that have entered into supplemental agreements with the Distributor, which include a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which such clients pay a fee to the broker-dealer or other Financial Intermediary, or such other accounts to which the broker-dealer or other financial intermediary charges an asset management fee;
7. Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent;
8. Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Code and "rabbi trusts,"

9. Qualified separate accounts maintained by an insurance company pursuant to the laws of any state or territory of the United States;
10. Trust companies and bank trust departments, including Deutsche Bank Trust Company and its affiliates, initially investing at least $100,000 of assets held in a fiduciary, agency, advisory, custodial or similar capacity on behalf of any one of their investor clients;

11. Accounts investing $100,000 or more of (1) a state or territory of the United States, county, city or instrumentality thereof, (2) charitable organizations as defined under Section 501(c)(3) of the Code, and (3) charitable remainder trusts or life income pools as defined under Section 501(c)(3) of the Code.

Quantity Discounts and Accumulated Purchases

Larger purchases reduce the sales charge paid. A Fund will combine purchases of Class A Shares made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

If an additional purchase of Class A Shares is made in a Fund, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Class A Shares of an Equity Fund having a current value at the public offering price of $30,000 and the shareholder purchases $20,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 4.50%, not 5.50%.

To receive the sales charge reduction, the Distributor must be notified by the shareholder in writing or by the shareholder's financial intermediary at the time the purchase is made that Class A Shares are already owned or that purchases are being combined. A Fund will reduce the sales charge after it confirms the purchases.

Concurrent Purchases

For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of Class A Shares of two or more of the Deutsche Funds, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $30,000 in Class A Shares of one of the Deutsche Funds with a sales charge, and $20,000 in another Fund, the sales charge would be reduced to reflect a $50,000 purchase.

To receive this sales charge reduction, the Distributor must be notified by the shareholder in writing or by the shareholder's financial intermediary at the time the concurrent purchases are made. A Fund will reduce the sales charge after the purchases are confirmed.

Letter of Intent

If a shareholder intends to purchase at least $50,000 of Class A Shares of the Deutsche Funds (excluding the Deutsche U.S. Money Market Fund) over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold in escrow (in shares) up to the maximum sales charge of the total amount intended to be purchased until such purchase is completed.

The shares held in escrow in the shareholder's account will be released upon fulfillment of the letter of intent or the end of the 13-month period, whichever comes first. If the amount specified in the letter of intent is not purchased, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

While this letter of intent will not obligate the shareholder to purchase shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any shares of any Deutsche Fund, excluding the Deutsche U.S. Money Market Fund, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. Prior trade prices will not be adjusted.

Reinvestment Privilege

If Class A Shares in a Fund have been redeemed, the shareholder has the privilege, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. The Distributor must be notified by the shareholder in writing or by the shareholder's financial intermediary of the reinvestment in order to eliminate a sales charge. If the shareholder redeems the shareholder's Class A Shares in a Fund, there may be tax consequences. See "Tax Treatment of Reinvestments" below.

Purchases with Proceeds from Redemptions of Unaffiliated Investment Companies

Investors may purchase Class A Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated investment company that were purchased or sold with a sales charge or commission and were not distributed by the Distributor. The purchase must be made within 60 days of the redemption, and the Distributor must be notified by the investor in writing, or by the investor's financial intermediary, at the time the purchase is made. From time to time, the Distributor may offer dealers compensation for shares purchased under this program. If shares are purchased in this manner, redemptions of these shares will be subject to a contingent deferred sales charge for one year from the date of purchase. Shareholders will be notified prior to the implementation of any special offering as described above.

Tax Treatment of Reinvestments

Generally, a reinvestment of the proceeds of a redemption of shares in a Fund or an unaffiliated investment company will not alter the federal income tax status of any capital gain realized on the redemption of the shares. However, any loss on the disposition of the shares in a Fund will be disallowed to the extent shares of the same Fund are purchased within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Further, if the proceeds are reinvested within 90 days after the redeemed shares were acquired, the sales charge imposed on the original acquisition, to the extent of the reduction in the sales charge on the reinvestment, will not be taken into account in determining gain or loss on the disposition of the original shares, but will be treated instead as incurred in connection with the acquisition of the replacement shares.

Investing in Class B Shares and Class C Shares

Class B Shares and Class C Shares are sold at their net asset value next determined after an order is received. While Class B Shares and Class C Shares are sold without an initial sales charge, under certain circumstances described under "Contingent Deferred Sales Charge" a contingent deferred sales charge may be applied by the Distributor at the time Class B Shares and Class C Shares are redeemed.

Conversion of Class B Shares

Class B Shares will automatically convert into Class A Shares on or about the fifteenth of the month eight full years after the purchase date, except as noted below. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee, or other charge. Class B Shares acquired by exchange from Class B Shares of another Deutsche Fund will convert into Class A Shares based on the time of the initial purchase. For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid on Class B Shares will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing availability of a ruling from the Internal Revenue Service ("IRS") or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B Shares to Class A Shares will not occur if such ruling or opinion is not available. In such event, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indefinite period.

Purchasing Shares Through a Financial Intermediary

An investor may call a financial intermediary (such as a bank or an investment dealer) to place an order to purchase shares. Orders placed through a financial intermediary are considered received when the Fund is notified of the purchase order. Shares will not be issued in respect of such orders until payment is converted into federal funds. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (U.S. Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (U.S. Eastern time) in order for shares to be purchased at that day's price. Purchase orders through other financial intermediaries must be received by the financial intermediary and transmitted to the Fund before 4:00 p.m. (U.S. Eastern time) in order for shares to be purchased at that day's price. With respect to the Global Bond Fund, orders must be received and transmitted by the broker to the Fund by the later of: (a) the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time), or (b) the latest close of regular trading on any European securities exchange on which the Fund's portfolio securities may trade. It is the financial intermediary's responsibility to transmit orders promptly.

The financial intermediary which maintains investor accounts in Class B Shares or Class C Shares with a Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to Financial Intermediaries may be subject to reclaim by the Distributor for accounts transferred to financial intermediaries which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods.

Purchasing Shares by Wire

Once an account has been established, shares may be purchased by Federal Reserve wire by calling the Transfer Agent. All information needed will be taken over the telephone, and the order is considered received when IBT receives payment by wire. Federal funds should be wired as follows: Investors Bank & Trust, Boston, MA; ABA Number 0110-0143-8; BNF Account Number 570000307. For Credit to: (Fund
Name) (Fund Class); (Fund Number, this number can be found on the account statement or by contacting the Fund); Account Number; Trade Date and Order Number; Group Number or Dealer Number; Nominee or Institution Name. Shares cannot be purchased by wire on holidays when wire transfers are restricted.

Purchasing Shares by Check

Once a Fund account has been established, shares may be purchased by sending a check made payable to the name of the specific Fund (designate class of shares and account number) to: Deutsche Funds, Inc., P.O. Box 8612, Boston, MA 02266-8612. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received).

                           SPECIAL PURCHASE FEATURES

Systematic Investment Program

Once a Fund account has been opened with the minimum initial investment, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in a Fund at the net asset value next determined after an order is received by the Fund, plus the sales charge, if applicable. Shareholders should contact their Financial Intermediary or the Funds directly to participate in this program.

Retirement Plans

Fund shares can be purchased as an investment for retirement plans or Individual Retirement Accounts ("IRAs"). For further details, contact the Funds and consult a tax adviser.

                               EXCHANGE PRIVILEGE

Class A Shares

Class A shareholders may exchange all or some of their shares for Class A Shares of other Deutsche Funds at relative net asset value. None of the Deutsche Funds imposes any additional fees on exchanges. Shareholders in certain other Deutsche Funds may exchange all or some of their shares for Class A Shares.

Class B Shares

Class B shareholders may exchange all or some of their shares for Class B Shares of other Deutsche Funds. Contact your financial intermediary regarding the availability of other Class B Shares in the Deutsche Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class B Shares of other Deutsche Funds, the time for which exchanged- from shares were held will be credited against the time for which the exchanged- for shares are required to be held for purposes of satisfying the applicable holding period in respect of the contingent deferred sales charge. For more information, see "Contingent Deferred Sales Charge."

Class C Shares

Class C shareholders may exchange all or some of their shares for Class C Shares of the Deutsche Funds. Contact your financial intermediary regarding the availability of other Class C Shares in the Deutsche Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class C Shares of other Deutsche Funds, the time for which exchanged-from shares were held will be credited against the time for which the exchanged-for shares are required to be held for purposes of satisfying the applicable holding period in respect of the contingent deferred sales charge. For more information, see "Contingent Deferred Sales Charge."

Please contact your financial intermediary directly or the Distributor for information on and prospectuses for the Deutsche Funds into which your shares may be exchanged free of charge.

Requirements for Exchange

Shareholders using this privilege must exchange shares having a net asset value equal to the minimum investment requirements of the Deutsche Fund into which the exchange is being made. The shareholder must receive a prospectus of the Deutsche Fund for which the exchange is being made.

This privilege is available to shareholders resident in any state in which the shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and proceeds invested in the same class of shares of the other Fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified in advance of the modification or termination of the exchange privilege.

Tax Consequences

An exchange will be treated as a taxable sale for federal income tax purposes and any gain or loss realized will be subject to the rules applicable to reinvestments (described above under "Tax Treatment of Reinvestments"). See "Taxes" below for additional information.

Making an Exchange

Instructions for exchanging may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of a Fund may have difficulty in making exchanges by telephone through brokers and other financial intermediaries during times of drastic economic or market changes. If a shareholder cannot contact a broker or financial intermediary by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to: Deutsche Funds, Inc., c/o Federated Shareholder Services Company, 1099 Hingham Street, Rockland, MA 02370-3317.

Telephone Instructions

Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with a Fund. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Fund. If reasonable procedures are not followed, the responsible party may be liable for losses due to unauthorized or fraudulent telephone instructions. Shares may be exchanged between two Funds by telephone only if the two Deutsche Funds have identical shareholder registrations.

Any shares held in certificated form cannot be exchanged by telephone but must be forwarded to Federated Shareholder Services Company and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed as of 4:00 p.m. (U.S. Eastern time) and must be received by the Fund before that time for shares to be exchanged the same day. With respect to the Global Bond Fund, instructions must be received by the Fund by the later of: (a) the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time), or (b) the latest close of regular trading on any European securities exchange on which the Fund's portfolio securities may trade. This privilege may be modified or terminated at any time.

                              REDEMPTION OF SHARES

Shares are redeemed at their net asset value, next determined after a Fund receives the redemption request, less any applicable contingent deferred sales charge. Redemptions will be made on days on which the Funds compute their net asset value. Redemption requests must be received in proper form and can be made as described below.

Redeeming Shares Through a Financial Intermediary

Shares of a Fund may be redeemed by calling your financial intermediary to request the redemption. Shares will be redeemed at the net asset value next determined after a Fund receives the redemption request from the financial intermediary, less any applicable contingent deferred sales charge. Redemption requests made through a registered broker/dealer must be received by the broker before 4:00 p.m. (U.S. Eastern time) and must be transmitted by the broker to a Fund before 5:00 p.m. (U.S. Eastern time) in order for shares to be redeemed at that day's net asset value. Redemption requests through other financial intermediaries (such as banks) must be received by the financial intermediary and transmitted to a Fund before 4:00 p.m. (U.S. Eastern time) in order for shares to be redeemed at that day's net asset value. With respect to the Global Bond Fund, requests must be received by the financial intermediary and transmitted to the Fund by the later of: (a) the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time), or (b) the latest close of regular trading on any European securities exchange on which the Fund's portfolio securities may trade. The financial intermediary is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial intermediary for this service.

Redeeming Shares by Telephone

Shares may be redeemed in any amount by calling a Fund, provided that Fund has received a properly completed authorization form. These forms can be obtained from the Transfer Agent. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed shares purchased by check or through an ACH will not be wired until the payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day.

Telephone instructions will be recorded. If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, redemption by mail (see "Redeeming Shares by Mail") should be considered. If at any time a Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

Redeeming Shares by Mail

Shares may be redeemed in any amount by mailing a written request to: Deutsche Funds, Inc., Federated Shareholder Services Company, P.O. Box 8612, Boston, MA 02266-8612. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: Fund name and the share class name; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days after receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined by the Securities and Exchange Act of 1934, as amended. The Funds do not accept signatures guaranteed by a notary public.

Each Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. A Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. Each Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

                          SPECIAL REDEMPTION FEATURES

Systematic Withdrawal Program

The Systematic Withdrawal Program permits the shareholder to request withdrawal of a specified dollar amount (minimum $100) on either a monthly or quarterly basis from accounts with a $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder.

Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of the net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in a Fund. In addition, shareholder accounts are subject to minimum balances. See "Account and Share Information." For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in a Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through such shareholder's financial intermediary. Due to the fact that Class A Shares are sold with a sales charge, it is not advisable for shareholders to continue to purchase Class A Shares while participating in this program. A contingent deferred sales charge may be imposed on Class B Shares and Class C Shares.

                        CONTINGENT DEFERRED SALES CHARGE

Shareholders may be subject to a contingent deferred sales charge upon redemption of their shares under the following circumstances:

Class A Shares

No initial sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions within one year of purchase. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption.

Class B Shares

Shareholders redeeming Class B Shares from their Fund accounts within six full years of the purchase date of those shares will be charged a contingent deferred sales charge by the Distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of (i) the net asset value of the redeemed shares at the time of purchase (or, if such redeemed shares were acquired in an exchange of Class B Shares of another Fund, at the time of purchase of the Class B Shares of the exchanged-from Fund) or (ii) the net asset value of the redeemed shares at the time of redemption.

Class C Shares

Shareholders redeeming Class C Shares from their Fund accounts within one full year of the purchase date of those shares will be charged a contingent deferred sales charge of 1% by the Distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of (i) the net asset value of the redeemed shares at the time of purchase (or, if such redeemed shares were acquired in an exchange of Class C Shares of another Fund, at the time of purchase of the Class C Shares of the exchanged-from Fund) or (ii) the net asset value of the redeemed shares at the time of redemption.

Class A Shares, Class B Shares and Class C Shares


The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the Distributor. The contingent deferred sales charge will not be imposed with respect to: (1) shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order:
(1) shares acquired through the reinvestment of dividends and long-term capital gains; (2) shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares; (3) shares held for fewer than six years with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund shares for shares of other funds in the Deutsche Funds in the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the Fund shares issued in an exchange from another Deutsche Fund are redeemed is calculated as if the shareholder had held the shares from the date on which such shareholder became a shareholder of the exchanged-from Fund. Moreover, the contingent deferred sales charge will be eliminated with respect to certain redemptions (see "Elimination of Contingent Deferred Sales Charge").


Elimination of Contingent Deferred Sales Charge


The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder; (2) redemptions representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70/1//\\2; and (3) involuntary redemptions by a Fund of shares in shareholder accounts that do not comply with the minimum balance requirements. No contingent deferred sales charge will be imposed on redemptions of shares held by Trustees, employees and sales representatives of the Funds, the distributor, or affiliates of the Funds or distributor; employees of any financial intermediary that sells shares of the Funds pursuant to a sales agreement with the Distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940, or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other financial intermediary, to the extent that no payments were advanced for purchases made through such entities. The Trustees reserve the right to discontinue elimination of the contingent deferred sales charge. Shareholders will be notified of such elimination. Any shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Fund's Prospectus at the time of the purchase of the shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify the Distributor or the Transfer Agent in writing that such shareholder is entitled to such elimination.


                         ACCOUNT AND SHARE INFORMATION

Certificates and Confirmations

As Transfer Agent for the Funds, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Shareholder Services Company. No certificates will be issued for fractional shares.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Annual statements are sent to report dividends paid during the year for the Equity Funds and monthly confirmations are sent to report dividends paid during that month for the Bond Funds.

Accounts with Low Balances

Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $5,000. This requirement does not apply, however, if the balance falls below the required minimum value because of changes in the net asset value of the respective share class. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

                          DIVIDENDS AND DISTRIBUTIONS

Dividends consisting of substantially all of a Fund's net investment income, if any, are declared and paid annually with respect to the Equity Funds and monthly with respect to the Bond Funds. A Fund may also declare an additional dividend of net investment income in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund.

Substantially all the realized net capital gains, if any, of each Fund are declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. All shareholders on the record date are entitled to dividends and capital gains distributions.

Dividends and distributions paid by a Fund are automatically reinvested in additional shares of that Fund at net asset value with no sales charge unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are mailed by check in accordance with the customer's instructions. Each Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

U.S. federal regulations require that a shareholder provide a certified taxpayer identification number ("TIN") upon opening an account. A TIN is either the Social Security number or employer identification number of the record owner of the account. Failure to furnish a certified TIN to a Fund could subject a shareholder to a $50 penalty which will be imposed by the IRS on the Fund and passed on by the Fund to the shareholder. With respect to individual investors and certain non-qualified retirement plans, U.S. federal regulations generally require the Funds to withhold ("backup withholding") and remit to the U.S. Treasury 31% of any dividends and distributions (including the proceeds of any redemption) payable to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Funds to institute backup withholding if the IRS determines a shareholder's TIN is incorrect. Backup withholding is not an additional tax; amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

                                NET ASSET VALUE

A Fund's net asset value per share fluctuates. The net asset value for shares of each class is determined by adding the interest of such class of shares in the market value of a Fund's total assets (i.e., the value of its investment in the Portfolio and other assets), subtracting the interest of such class of shares in the liabilities of such Fund and those attributable to such class of shares, and dividing the remainder by the total number of such class of shares outstanding. The net asset value for each class of shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled. Values of assets in each Portfolio are determined on the basis of their market value or where market quotations are not determinable, at fair value as determined by the Trustees of the Portfolio Trust. See "Net Asset Value" in the Statement of Additional Information for information on valuation of portfolio securities.

Each Fund computes its net asset value once daily at 4:00 p.m. (U.S. Eastern time) on Monday through Friday, except on the holidays listed under "Net Asset Value" in the Statement of Additional Information. However, the Global Bond Fund will compute its net asset value at the close of regular trading on the NYSE (generally 4:00 p.m. U.S. Eastern time) but no earlier than the latest close of regular trading on any European securities exchange on which the Fund's portfolio securities may trade.

                                  ORGANIZATION

The Corporation is an open-end management investment company organized on May 22, 1997, as a corporation under the laws of the State of Maryland. Its offices are located at 5800 Corporate Drive, Pittsburgh, PA 15237-7010; its toll-free telephone number is 888-4-DEUTSCHE.

The Articles of Incorporation currently permit the Corporation to issue 17,500,000,000 shares of common stock, par value $0.001 per share, of which 250,000,000 shares have been classified as shares of each Fund. The Board of Directors of the Corporation may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors of the Corporation also has the power to designate one or more additional series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are 11 such series and two classes of shares for 10 of the Funds known as Class A Shares and Class B Shares. Five of the Funds also offer Class C Shares and one Fund offers Class Y Shares.

Each share of a Fund or class shall have equal rights with each other share of that Fund or class with respect to the assets of the Corporation pertaining to that Fund or class. Upon liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to their class.

Shareholders of a Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in each Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B Shares into Class A Shares as described under "Purchase of Shares--Conversion of Class B Shares"). The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one third of the shares outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of a Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund or Class, a financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by a financial intermediary are deemed represented at the meeting for purposes of quorum requirements.

Each Portfolio is a series of the Deutsche Portfolios, a trust organized under the laws of the State of New York. The Deutsche Portfolios' Declaration of Trust provides that a Fund and other entities investing in a Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Funds nor their shareholders will be adversely affected by reason of the investment of all of the assets of a Fund in its corresponding Portfolio.

Each investor in a Portfolio, including its corresponding Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 p.m. (U.S. Eastern time) on each such business day, the value of each investor's beneficial interest in a Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on the following business day of the Portfolio. In the case of the Global Bond Portfolio, the above-referenced calculations will be determined as of the close of regular trading on the NYSE (generally 4:00p.m. U.S. Eastern time) but no earlier than the latest close of regular trading on any European securities exchange on which the Portfolio's portfolio securities may trade.

Whenever the Corporation is requested to vote on a matter pertaining to a Portfolio, the Corporation will vote its shares without a meeting of shareholders of its corresponding Fund if the proposal is one that, if made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in its corresponding Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

                                     TAXES

The Corporation intends that each Fund will qualify as a separate "regulated investment company" under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its income and gains that it distributes to stockholders, provided that it distributes annually at least 90% of its net investment income (which includes income, other than capital gains, net of operating expenses, and the Fund's net short-term capital gains in excess of its net long-term capital losses and capital loss carry forward, if any). Each Fund intends to distribute at least annually to its shareholders substantially all of its net investment income and realized net capital gains. Each Portfolio intends to elect to be treated as a partnership for U.S. federal income tax purposes. As such, each Portfolio generally should not be subject to U.S. taxes.

Dividends of net investment income are taxable to a U.S. shareholder as ordinary income whether such distributions are taken in cash or are reinvested in additional shares. Distributions of net capital gains, if any, are taxable to a U.S. shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund's shares and regardless of whether taken in cash or reinvested in additional shares. Individual shareholders will be subject to federal income tax on distributions of net capital gains at capital gains rates if designated as derived from the Fund's capital gains from property held for more than one year. Dividends and distributions paid by a Fund will not qualify for the deduction for dividends received by corporations.

While each Fund intends to distribute all of its net capital gains annually, each Fund reserves the right to elect to retain some or all of its net capital gains and treat such undistributed gains as having been paid to shareholders. If a Fund makes this election, a shareholder would include the amount of undistributed gains in income as long-term capital gain and would be treated as having paid the tax on such undistributed gains (which tax will instead be paid by the Fund) and the shareholder's basis in the shares of the Fund will be increased by 65% of the amount of undistributed gains included in income.

If the net asset value of shares in any Fund is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution could be taxable even though it represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution when the price of the shares may reflect the amount of the forthcoming distribution. Annual statements as to the current federal tax status of distributions will be mailed to shareholders at the end of each taxable year.

Any gain or loss realized on the redemption or exchange of a Fund's shares by a shareholder who is not a dealer in securities generally will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of such Fund. Individual shareholders will be subject to federal income tax on net capital gain at capital gains rates in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. For additional information regarding the tax consequences of the reinvestment of the proceeds of a redemption see "Tax Treatment of Reinvestments" above.

It is anticipated that certain income of the Funds will be subject to foreign withholding or other taxes and that each Fund will be eligible to elect to "pass through" to its shareholders the amount of foreign income taxes (including withholding taxes) paid by such Fund. If a Fund makes this election, a shareholder would include in gross income his pro rata share of the foreign income taxes passed through and would be entitled either to deduct such taxes in computing his taxable income (if the shareholder itemizes deductions) or to claim a credit (which would be subject to certain limitations) for such taxes against his U.S. federal income tax liability. A Fund will make such an election only if it deems it to be in the best interests of its shareholders and will notify each shareholder in writing each year that it makes the election of the amount of foreign taxes, if any, to be treated as paid by the shareholder.

For further information on taxes, see "Taxes" in the Statement of Additional Information.

                             ADDITIONAL INFORMATION

Each Fund sends to its shareholders annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. Shareholders also will be sent confirmations of each purchase and redemption and monthly statements, reflecting all other account activity, including dividends and any distributions reinvested in additional shares or credited as cash.

In addition to selling beneficial interests to its corresponding Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the corresponding Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Administrator at 888-4-DEUTSCHE.

A Fund may withdraw its investment from its corresponding Portfolio at any time if the Board of Directors of the Corporation determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with its investment objective and policies.

Certain changes in a Portfolio's investment objective, policies or restrictions, or a failure by a Fund's shareholders to approve a change in its corresponding Portfolio's investment objective or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash.

                                   APPENDIX A

Member States of the European Union
Austria, Belgium, Denmark, Finland, France, Germany, Greece, Italy, Ireland, Luxembourg, Netherlands, Portugal, Sweden, Spain,
United Kingdom
Organization for Economic Cooperation and Development Members

Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Greece, Germany, Hungary, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, South Korea, Spain, Sweden, Switzerland, Turkey, United Kingdom, United States

States Party to the Convention on the European Economic Area

Austria, Belgium, Denmark, Finland, France, Greece, Germany, Iceland, Ireland, Italy, Liechtenstein, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, United Kingdom

Exchanges in European countries which are not Member States of the European Union and not states party to the Convention on the European Economic Area.

Czech Republic
Prague
Hungary
Budapest
Slovakia
Bratislavia

Poland*
Warsaw
Switzerland
Basel, Geneva, Zurich
Exchanges in Non-European countries**

Argentina
Buenos Aires
Australia
ASX (Sydney, Hobart, Melbourne, Perth)
Brazil
Sao Paulo, Rio de Janiero
Canada
Toronto, Vancouver, Montreal
Chile
Santiago
Hong Kong
Hong Kong Stock Exchange

India***
Mumbai, Calcutta, Delhi, Madras
Indonesia
Jakarta Stock Exchange
Japan
Tokyo, Osaka, Nagoya, Kyoto, Fukuoto, Niigata, Sapporo, Hiroshima
Malaysia
Kuala Lumpur

Mexico
Mexico City
New Zealand
Wellington Christchurch/Invercargill, Auckland
Peru
Lima
Philippines
Manila
Singapore
Singapore Stock Exchange
South Africa
Johannesburg

* European Mid-Cap Fund, Global Bond Fund and European Bond Fund only. ** Not applicable to the European Mid-Cap Fund.
*** Not applicable to the German Equity Fund.

South Korea
Seoul
Taiwan***
Taipei
Thailand
Bangkok
USA
American Stock Exchange (AMEX), Boston, Chicago, Cincinnati, New York, New York Stock Exchange (NYSE), Philadelphia, San Francisco Pacific Stock Exchange, Los Angeles Pacific Stock Exchange

Regulated Markets in countries which are not members of the European Union and not contracting states of the treaty on the European Economic Area


Japan*
Over-the-Counter Market

Canada*
Over-the-Counter Market

South Korea*
Over-the Counter Market
Switzerland
Free Trading Zurich, Free Trading Geneva, Exchange Bern Over the Counter Market of the members of the International Securities Market Association (ISMA), Zurich United States*

NASDAQ-System
Over-the-Counter Market (organized markets by the National Association of Securities Dealers, Inc.)

*European Mid-Cap Fund, Global Bond Fund and European Bond Fund only. ***Not applicable to the German Equity Fund.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation or the Distributor. This Prospectus does not constitute an offer by the Corporation or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Corporation or the Distributor to make such offer in such jurisdiction.

Deutsche European Mid-Cap Fund Deutsche German Equity Fund Deutsche Japanese Equity Fund Deutsche Global Bond Fund Deutsche European Bond Fund Investment Manager Deutsche Fund Management, Inc. 31 West 52nd Street New York, NY 10019

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-5829

Transfer Agent
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

Custodian
Investors Bank & Trust Co.
200 Clarendon Street
Boston, MA 02116
GO2179-02 (10/98)












Prospectus dated October 31, 1998

Deutsche Top 50 Europe
Deutsche European Mid-Cap Fund
Deutsche German Equity Fund
Deutsche European Bond Fund

Class A Shares, Class B Shares and Class C Shares



An Open-End
Management
Investment
Company

DEUTSCHE TOP 50 EUROPE

DEUTSCHE EUROPEAN MID-CAP FUND

DEUTSCHE GERMAN EQUITY FUND

DEUTSCHE EUROPEAN BOND FUND

(Class A Shares, Class B Shares and Class C Shares)

5800 Corporate Drive

Pittsburgh, PA 15237-7010

For information call toll-free 888-4-DEUTSCHE (888-433-8872)



This Prospectus relates to the Deutsche Top 50 Europe ("Top 50 Europe"), Deutsche European Mid-Cap Fund ("European Mid-Cap Fund"), Deutsche German Equity Fund ("German Equity Fund") (collectively, the "Equity Funds") and the Deutsche European Bond Fund ("European Bond Fund"). The Equity Funds and the European Bond Fund are referred to herein individually, as a "Fund" and collectively, as the "Funds." Each Fund is a non-diversified series of the Deutsche Funds, Inc., an open-end management investment company organized as a Maryland corporation (the "Corporation") (together with the Funds, the "Deutsche Funds"). The investment objective of Top 50 Europe, European Mid-Cap Fund and the German Equity Fund is primarily to achieve high capital appreciation, and as a secondary objective, reasonable dividend income. The investment objective of the European Bond Fund is to achieve steady, high income.



Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding non-diversified open-end management investment company (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is a series of the Deutsche Portfolios (the "Portfolio Trust") and has the same investment objective as its corresponding Fund. Each Fund invests in its corresponding Portfolio through the Hub and Spoke(R) master-feeder investment fund structure. "Hub and Spoke" is a registered service mark of Signature Financial Group, Inc.

Each Portfolio is managed by Deutsche Fund Management, Inc. ("DFM" or the "Manager"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution.



This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing and it should be retained for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission ("SEC") in a combined Statement of Additional Information dated October 31, 1998. This information is incorporated herein by reference and is available without charge upon written request from the Funds' transfer agent, Federated Shareholder Services Company, or by calling toll-free 888-4-DEUTSCHE.



INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, DEUTSCHE BANK AG OR ANY OTHER BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN CLASS A SHARES, CLASS B SHARES OR CLASS C SHARES IS SUBJECT TO RISKS THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Prospectus dated October 31, 1998


                               TABLE OF CONTENTS

Expense Summary........................................   2
Financial Highlights...................................   4

The Funds..............................................   6
Investment Objective, Policies and Restrictions........   6
 Equity Funds..........................................   6
 European Bond Fund....................................   7
 All Funds.............................................   7
Risk Factors...........................................  10
 Equity Investments....................................  10
 Fixed Income Securities...............................  10
 Foreign Investments...................................  10
 Emerging Markets (Top 50 Europe Portfolio and
 Provesta Portfolio Only)..............................  10
 Futures, Options and Warrants.........................  11
 Local Securities Markets..............................  11
 Geographic Investment Emphasis........................  11
Management of the Corporation and the Portfolio Trust..  11
 Manager...............................................  11
 Adviser...............................................  12
 Historical Performance of Corresponding DWS Funds.....  12
 Portfolio Management..................................  14
 Administrator.........................................  14
 Operations Agent......................................  14
 Administrative Agent..................................  14
 Distributor...........................................  14
 Transfer Agent, Custodian and Fund Accountant.........  15
 Year 2000 Statement...................................  15
 Expenses..............................................  15
 Portfolio Brokerage...................................  16
Investing in the Funds.................................  16
 Class A Shares........................................  17
 Class B Shares........................................  17
 Class C Shares........................................  17
 Other Share Differences...............................  17
Purchase of Shares.....................................  17
 Investing in Class A Shares...........................  17
 Investing in Class B Shares and Class C Shares........  19
 Conversion of Class B Shares..........................  19
 Purchasing Shares Through a Financial Intermediary....  20
 Purchasing Shares by Wire.............................  20
 Purchasing Shares by Check............................  20
Special Purchase Features..............................  20
 Systematic Investment Program.........................  20
 Retirement Plans......................................  20
Exchange Privilege.....................................  20
 Class A Shares........................................  20
 Class B Shares........................................  20
 Class C Shares........................................  20
 Requirements for Exchange.............................  20
 Tax Consequences......................................  21
 Making an Exchange....................................  21
 Telephone Instructions................................  21
Redemption of Shares...................................  21
 Redeeming Shares Through a Financial Intermediary.....  21
 Redeeming Shares by Telephone.........................  21
 Redeeming Shares by Mail..............................  21
Special Redemption Features............................  22
 Systematic Withdrawal Program.........................  22
Contingent Deferred Sales Charge.......................  22
 Class A Shares........................................  22
 Class B Shares........................................  22
 Class C Shares........................................  22
 Class A Shares, Class B Shares and Class C Shares.....  22
 Elimination of Contingent Deferred Sales Charge.......  22
Account and Share Information..........................  23
 Certificates and Confirmations........................  23
 Accounts with Low Balances............................  23
Dividends and Distributions............................  23
Net Asset Value........................................  23
Organization...........................................  23
Taxes..................................................  24
Additional Information.................................  25
Appendix A.............................................  25


                                EXPENSE SUMMARY



The following table summarizes estimated shareholder transaction and annual operating expenses of Class A Shares, Class B Shares and Class C Shares of each Fund, and the allocable operating expenses of their corresponding Portfolios. The Directors of the Corporation believe that the aggregate per share expenses of each Fund and the allocable operating expenses of its corresponding Portfolio will be approximately equal to and may be less than the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets directly in portfolio securities. Actual expenses may vary. A hypothetical example based on the summary is also shown. For more information concerning the expenses of each Fund and its corresponding Portfolio, see "Management of the Corporation and the Portfolio Trust."



                        Shareholder Transaction Expenses

                                                                                              European
                                                                            Equity Funds      Bond Fund                   All Funds
                                                                              Class A          Class A       Class B       Class C
Maximum Sales Charge Imposed on Purchases (as a percentage
of offering price)                                                              5.50%          4.50%         None          None
Maximum Sales Charge Imposed on Reinvested Dividends
(as a percentage of offering price)                                              None          None          None          None
Contingent Deferred Sales Charge (as a percentage of original purchase
price or redemption proceeds, as applicable)                                    0.00%(1)       0.00%(1)     5.00%(2)     1.00%(3)
Redemption Fees (as a percentage of amount redeemed, if applicable)              None           None         None          None
Exchange Fees                                                                    None           None         None          None

(1) Class A Shares purchased without an initial sales charge (i) based on an initial investment of $1,000,000 or more or (ii) with proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Edgewood, may be charged a contingent deferred sales charge of 1.00% for redemptions made within one full year of purchase. See "Contingent Deferred Sales Charge."
(2) In the first year declining to 1.00% in the sixth year and 0% thereafter.

(3) The contingent deferred sales charge assessed is 1.00% of the lesser of the original purchase price or the net asset value of shares redeemed within one year of their purchase date. For a more complete description, see "Contingent Deferred Sales Charge."

                                 Expense Table
            Annual Operating Expenses (After Expense Reimbursement)
                    (As a percentage of average net assets)

                                                                Top 50            Equity Funds             European
                                                                Europe       (except Top 50 Europe)        Bond Fund
                                                                    Class B                Class B                 Class B
                                                                      and                    and                    and
                                                          Class A   Class C   Class A      Class C     Class A    Class C
Advisory Fees                                                1.00%     1.00%     0.85%          0.85%     0.75%       0.75%
12b-1 Fees
 Service                                                     0.25%     0.25%     0.25%          0.25%     0.25%       0.25%
 Distribution                                                0.00%     0.75%     0.00%          0.75%     0.00%       0.75%
Other Expenses (after expense reimbursement)                 0.35%     0.35%     0.50%          0.50%     0.30%       0.30%
Total Operating Expenses (after expense reimbursement)       1.60%     2.35%     1.60%          2.35%     1.30%       2.05%


                          EXPENSE SUMMARY (CONTINUED)

Example
An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:


                                                        Top 50                      Equity Funds                      European
                                                        Europe                 (except Top 50 Europe)                Bond Fund
                                                   Class A Class B Class C Class
A Class B Class C Class A Class B Class C
1 Year                                                $ 70     $ 74     $ 34     $ 70     $ 74     $ 34     $ 58     $ 72     $ 31
3 Years                                               $103     $105     $ 73     $103     $105     $ 73     $ 84     $ 97     $ 64
5 Years                                               $137     $148     $126     $137     $148     $126     $113     $133     $110
10 Years                                              $235     $250     $250     $235     $250     $250     $195     $219     $219
An investor would pay the following expenses on
a $1,000 investment, assuming (1) a 5% annual
return and (2) no redemption at the end of each
time period:
1 Year                                                $ 70     $ 24     $ 24     $ 70     $ 24     $ 24     $ 58     $ 21     $ 21
3 Years                                               $103     $ 73     $ 73     $103     $ 73     $ 73     $ 84     $ 64     $ 64
5 Years                                               $137     $126     $126     $137     $126     $126     $113     $110     $110
10 Years                                              $235     $250     $250     $235     $250     $250     $195     $219     $219

The above expense table is designed to assist investors in understanding the various estimated direct and indirect costs and expenses that investors in a Fund would bear. Wire transferred redemptions of less than $5,000 may be subject to additional fees. The fees and expenses included in "Other Expenses" are estimated for each Fund's fiscal year ending August 31, 1999 and include (i) the fees paid to the Administrator, Administrative Agent, Operations Agent, Transfer Agent, Fund Accounting Agent, and Custodian (as each are defined herein); (ii) amortization of organizational expenses; and (iii) other usual and customary expenses of each Fund and each Portfolio. DFM has agreed that it will reimburse the expenses of each Fund through at least August 31, 1999 to the extent necessary to maintain such Fund's ratio of total operating expenses to average annual net assets at the level indicated above. Absent reimbursement of expenses, estimated "Other Expenses" for the first fiscal year of the Top 50 Europe, European Mid-Cap Fund, German Equity Fund and the European Bond Fund were 15.28%, 17.76%, 72.51% and 453.22%, respectively, and "Total Operating Expenses" were 16.53%, 18.86%, 73.61% and 454.22%, respectively, of the Fund's average daily net assets attributed to Class A Shares, and 17.28%, 19.61%, 74.36% and 454.97%, respectively, of the Fund's average daily net assets attributed to Class B Shares and Class C Shares. For a more detailed description of contractual fee arrangements, including expense reimbursements, see "Management of the Corporation and the Portfolio Trust." In connection with the above example, investors should note that $1,000 is less than the minimum investment requirement for each class of each Fund. See "Purchase of Shares." Because the fees paid under the 12b-1 Plan of the Fund are charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of the maximum front-end sales charge that such Fund would be permitted to charge. The example is hypothetical; it is included solely for illustrative purposes. It should not be considered a representation of future performance; actual expenses may be more or less than those shown.



                              FINANCIAL HIGHLIGHTS



                              Deutsche Funds, Inc.

      For the period from Commencement of Operations to August 31, 1998(a)

Selected data for a Class A share of common stock outstanding throughout the period.

The following table has been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants. Their report dated October 16, 1998, on the Funds' financial statements for the period ended August 31, 1998, and on the following table for the periods presented, is included in the Funds' Annual Report. This table should be read in conjunction with the Funds' financial statements and notes thereto, which is included in the Funds' Annual Report. The Annual Report is incorporated by reference into and accompanies the Statement of Additional Information. They may be obtained from the Funds free of charge. Class C Shares were not offered to the public prior to September 1, 1998.


                                                                                             Deutsche    Deutsche    Deutsche
                                                                                Deutsche     European     German     European
                                                                                 Top 50       Mid-Cap     Equity       Bond
                                                                                 Europe        Fund        Fund        Fund
Net asset value at beginning of period                                            $12.50   $  12.50   $   12.50   $   12.50
Investment operations:
 Net investment income                                                              0.02       0.01        0.02        0.19
 Net realized and unrealized gain on investments and
  foreign currency
allocated from corresponding
 Deutsche Portfolio                                                                 0.51       1.71        1.94        0.58
 Increase from investment operations                                                0.53       1.72        1.96        0.77
Distributions to Shareholders:
 Dividends from net investment income                                                 --         --          --       (0.12)
 Total distributions                                                                  --         --          --       (0.12)
Net asset value at end of period                                                  $13.03   $  14.22   $   14.46   $   13.15
Total Return (based on net asset value)(c)*                                         4.24%     13.76%      15.68%       6.17%
Ratios and Supplemental Data:
 Net assets, end of period (000's)                                                $1,208   $  2,402   $     462   $      28
 Ratios to average net assets:
 Expenses(b)**                                                                      1.60%      1.60%       1.60%       1.30%
 Net investment income (b)**                                                        0.50%      0.23%       0.75%       2.67%
(a) Commencement of operations:                                                  10/2/97    10/17/97    10/17/97   10/17/97

(b) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income to average net assets would have been as follows:

   Expenses to average net assets**                                                 16.53%    18.86%    73.61%    454.22%
   Net investment loss to average net assets**                                    (14.43)%  (17.03)%  (71.26)%  (450.25)%

(c) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at commencement of operations, reinvestment of distributions at net asset value and a sale on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager. * Not annualized

    **  Annualized



                        FINANCIAL HIGHLIGHTS (CONTINUED)

                              Deutsche Funds, Inc.
            For the period from Inception Date to August 31, 1998(a)

Selected data for a Class B share of common stock outstanding throughout the period.

The following table has been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants. Their report dated October 16, 1998, on the Funds' financial statements for the period ended August 31, 1998, and on the following table for the periods presented, is included in the Funds' Annual Report. This table should be read in conjunction with the Funds' financial statements and notes thereto, which is included in the Funds' Annual Report. The Annual Report is incorporated by reference into and accompanies the Statement of Additional Information. They may be obtained from the Funds free of charge. Class C Shares were not offered to the public prior to September 1, 1998.


                                                                                        Deutsche   Deutsche   Deutsche
                                                                          Deutsche      European    German    European
                                                                           Top 50        Mid-Cap    Equity      Bond
                                                                           Europe         Fund       Fund       Fund
Net asset value at beginning of period                                        $ 12.50   $  12.50   $  12.50   $  12.50
Investment operations:
 Net investment income (loss)                                                   (0.01)     (0.02)     (0.01)      0.08
 Net realized and unrealized gain (loss) on investments and foreign currency
 allocated from corresponding
 Deutsche Portfolio                                                             (0.84)      0.07       0.14       0.35
 Increase (decrease) from investment operations                                 (0.85)      0.05       0.13       0.43
Distributions to Shareholders:
 Dividends from net investment income                                              --         --         --      (0.11)
 Total Distributions                                                               --         --         --      (0.11)
Net asset value at end of period                                              $ 11.65   $  12.55   $  12.63   $  12.82
Total Return (based on net asset value)(c)*                                    (6.80)%      0.40%      1.04%      3.44%
Ratios and Supplemental Data:
 Net assets, end of period (000's)                                            $ 3,120   $  4,287   $    278   $     85
 Ratios to average net assets:
 Expenses(b)**                                                                   2.35%      2.35%      2.35%      2.05%
 Net investment income (loss)(b)**                                              (0.46)%    (0.70)%    (0.19)%      2.38%
(a)  Inception date:                                                          3/30/98    3/30/98    3/16/98   6/25/98

(b) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income (loss) to average net assets would have been as follows:

   Expenses to average net assets**                                              17.28%    19.61%    74.36%    454.97%
   Net investment loss to average net assets**                                 (15.39)%  (17.96)%  (72.20)%  (450.54)%

(c) Total Return based on net asset value, excluding the effect of shareholder transaction charges, assumes a purchase of common stock at net asset value at inception date, reinvestment of distributions at net asset value and a sale on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager.
   * Not annualized
 **  Annualized



                                   THE FUNDS



Each Fund is a non-diversified, open-end management investment company and is a series of shares of common stock of the Corporation (see "Organization").

Each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio that has the same investment objective as the Fund. The Top 50 Europe invests all of its investable assets in the Top 50 Europe Portfolio (US Dollar)("Top 50 Europe Portfolio"); the European Mid-Cap Fund invests all of its investable assets in the Provesta Portfolio (US Dollar)("Provesta Portfolio"); the German Equity Fund invests all of its investable assets in the Investa Portfolio (US Dollar)("Investa Portfolio"); and the European Bond Fund invests all of its investable assets in the European Bond Portfolio (US Dollar)("European Bond Portfolio"). The Top 50 Europe Portfolio, Provesta Portfolio and Investa Portfolio are referred to herein individually, as an "Equity Portfolio" and collectively, as the "Equity Portfolios." The Equity Portfolios and the European Bond Portfolio are referred to herein individually, as a "Portfolio" and collectively, as the "Portfolios." Each Portfolio is an open-end management investment company and a series of shares of beneficial interest in the Deutsche Portfolios, a trust organized under the laws of the State of New York (see "Organization").



Shares of the Funds are sold continuously by the Funds' distributor, Edgewood Services, Inc. ("Edgewood" or the "Distributor"). The Funds require a minimum initial investment of $5,000. The minimum subsequent investment is $500 (see "Purchase of Shares"). If a shareholder reduces his or her investment in a Fund to less than the applicable minimum investment, the investment is subject to mandatory redemption. See "Account and Share Information--Accounts with Low Balances."



Proceeds from the sale of shares of each Fund are invested in its corresponding Portfolio, which then invests its assets in accordance with its investment objective and policies. DWS International Portfolio Management GmbH is the investment adviser of the Portfolios (the "Adviser"). DFM and the Adviser are indirect subsidiaries of Deutsche Bank AG. Federated Services Company is the administrator of the Funds (the "Administrator") and the operations agent of the Portfolios ("Operations Agent"). IBT Fund Services (Canada) Inc. ("IBT (Canada)") is the fund accounting agent of the Funds and the Portfolios ("Fund Accounting Agent"). Federated Shareholder Services Company is the transfer agent and dividend disbursing agent of the Funds ("Transfer Agent"). IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") is the administrative agent of the Portfolios ("Administrative Agent"). Investors Bank & Trust Company ("IBT") is the custodian of the Funds and the Portfolios ("Custodian"). The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of the Funds and of the Portfolios, respectively. The Directors who are not "interested persons" of the Corporation as defined in the Investment Company Act of 1940 (the "1940 Act")(the "Independent Directors"), are the same as the Trustees who are not "interested persons" of the Portfolio Trust as defined in the 1940 Act (the "Independent Trustees"). A majority of the Corporation's Directors and the Portfolio Trust's Trustees are not affiliated with the Manager, the Adviser or the Distributor. For further information about the Directors of the Corporation and the Trustees of the Portfolio Trust, see "Management of the Corporation and the Portfolio Trust" herein and "Directors, Trustees, and Officers" in the Statement of Additional Information.



                         INVESTMENT OBJECTIVE, POLICIES

                                AND RESTRICTIONS



Each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio, an open-end management investment company that has the same investment objective and investment policies as the Fund. Since the investment characteristics and experience of each Fund will correspond directly with those of its corresponding Portfolio, the discussion in this Prospectus focuses on the investments and investment policies of the Portfolios. No Fund represents a complete investment program, nor is each Fund suitable for all investors.



Equity Funds


The investment objective of the Top 50 Europe, European Mid-Cap Fund and the German Equity Fund is primarily to achieve high capital appreciation and, as a secondary objective, reasonable dividend income.

The Top 50 Europe Portfolio pursues its (and the Top 50 Europe's) investment objective by investing at least 65% of its total assets in the equity securities of issuers located in European countries, including those which are member states of the European Union, those which are party to the Convention on the European Economic Area ("CEEA"), Poland, Switzerland, Slovakia, Czech Republic, and Hungary.



The Top 50 Europe Portfolio invests primarily in European companies with above-average potential for capital gain. The Adviser places strong emphasis on companies that have clear strategic goals, that concentrate on their core businesses, and whose management gives appropriate consideration to return on investment.



The Provesta Portfolio pursues its (and the European Mid-Cap Fund's) investment objective by investing primarily in the equity securities of issuers located in European countries, including those which are member states of the European Union, those which are party to the CEEA, Poland, Switzerland, Slovakia, Czech Republic, and Hungary.



The Provesta Portfolio seeks investment in companies which the Adviser believes may grow at a higher rate than the average of other European companies. These anticipated higher growth rates may cause the performance of the Fund to be more volatile than that of other equity funds, and therefore, investors should consider an investment in the European Mid-Cap Fund to be subject to more risk and greater volatility. See "Risk Factors."

Under normal circumstances, at least 65% of the Portfolio's total assets are invested in European equity securities issued by companies with market capitalizations of between $115 million and $19 billion.



The Investa Portfolio pursues its (and the German Equity Fund's) investment objective by investing primarily in the equity securities of German companies.



Under normal circumstances, at least 65% of the Portfolio's total assets are invested in equity securities issued by German issuers. In pursuing the Portfolio's objective, the Adviser will emphasize German companies that have some or all of the following attributes: high market capitalization, large number of publicly held shares, high trading volume, high liquidity, financial stability, or a widely known name or product/service.

Fixed Income Securities

Each Equity Portfolio is permitted to invest in fixed income securities, although it intends to remain invested in equity securities to the extent practical in light of its objective. The Provesta Portfolio's, Investa Portfolio's and Top 50 Europe Portfolio's investment in fixed income securities (excluding bank deposits and money market instruments) will not exceed 20% of such Portfolio's net assets. For purposes of each Portfolio's investments, convertible bonds and bonds with warrants would be considered equities, not fixed income securities. For the quality criteria of the fixed income securities in which the Equity Portfolios may invest, see "Quality of Fixed Income Securities" below.

European Bond Fund
The investment objective of the European Bond Fund is to achieve steady, high income.



The European Bond Portfolio pursues its (and the European Bond Fund's) investment objective by investing primarily in the fixed income securities of European issuers.



Under normal circumstances, at least 65% of the Portfolio's total assets are invested in bonds issued by European issuers.

The European Bond Portfolio's investment in equity securities will not exceed 25% of the Portfolio's net assets. For purposes of the foregoing investment policies, the term "bonds" includes all fixed-income securities.

All Funds
Listed Securities

Each Portfolio will invest primarily in listed securities ("Listed Securities"). For purposes of this prospectus Listed Securities are defined as securities meeting at least one of the following requirements: (a) they are listed on a stock exchange in a member state of the European Union ("Member State") or in another state which is a party to the CEEA, or are included on another regulated market in a Member State or in another state party to the CEEA which market is recognized, open to the public and operates regularly; (b) they are admitted to the official listing on one of the stock exchanges listed in Appendix A or included on one of the regulated markets listed in Appendix A; or (c) application is to be made for admission to official listing on one of the aforementioned stock exchanges or inclusion in one of the aforementioned regulated markets and such admission or inclusion is to take place within 12 months of their issue.

Unlisted Securities and Notes
Up to a total of 10% of the net assets of each Portfolio may be invested in:

  (a) securities that are consistent with the Portfolio's investment objective and policies, which are not admitted to official listing on one of the stock exchanges or included on one of the regulated markets, described above;
  (b) interests in loans which are portions of an overall loan granted by a third party and for which a note has been issued ("Notes"), provided these Notes can be assigned at least twice after purchase by the Portfolio, and the Note was issued by:

  . the Federal Republic of Germany ("Germany"), a special purpose fund of Germany, a state of Germany, the European Union or a member state of the Organization for Economic Cooperation and Development (an "OECD Member"),

  . another German domestic authority, or a regional government or local authority of another Member State or another state party to the CEEA for which a zero weighting was notified according to Article 7 of the Council Directive 89/647/EEC of 18 December 1989 on a solvency ratio for credit institutions (Official Journal EC No. L386, p. 14),

  . other corporate bodies or institutions organized under public law and registered domestically in Germany or in another Member State or another state party to the CEEA,
  . other debtors, if guaranteed as to the payment of interest and repayment of principal by one of the aforementioned bodies, or
  . companies which have issued securities which are admitted to official listing on a German or other foreign stock exchange.


Investments in Notes are subject to the Top 50 Europe Portfolio's, Provesta Portfolio's and the Investa Portfolio's overall 20% limitation on fixed income securities. See "Equity Funds" above.



The current Member States and the states party to the CEEA and OECD Members are listed in Appendix A.

Quality of Fixed Income Securities


The fixed income securities in which each Portfolio may invest will be rated on the date of investment within the four highest rating categories of Moody's Investors Service, Inc. ("Moody's"), currently Aaa, Aa, A and Baa, or of Standard & Poor's ("S&P"), currently AAA, AA, A and BBB, or, if unrated, will be, in the opinion of the Adviser, of comparable quality to such rated securities discussed above. Fixed income securities rated Baa by Moody's or BBB by S&P have speculative characteristics. See Appendix B to the Statement of Additional Information for a description of these ratings.



Bank Deposits and Money Market Instruments


Each Portfolio may temporarily invest in bank deposits and money market instruments maturing in less than 12 months. These instruments include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by Germany, the states of Germany, the European Union, OECD Members or quasi-governmental entities of any of the foregoing.



Under normal circumstances each Portfolio will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, each Portfolio may temporarily invest in bank deposits and money market instruments, up to 49% of its net assets, as a measure taken in the Adviser's judgment during, or in anticipation of, adverse market conditions. Certificates of deposit from the same credit institution may not account for more than 10% of a Portfolio's total assets. See "Investment Objectives and Policies" in the Statement of Additional Information.

Options Transactions on Securities

Options transactions may be carried out for each Portfolio if the securities options are admitted to official listing on a recognized futures or securities exchange and the securities underlying the options are within the applicable investment objective and policies of the Portfolio. Each of these instruments is a derivative instrument as its value derives from the underlying asset. Each Portfolio may use options for hedging and risk management purposes and may purchase call options and sell put options for speculation. See "Risk Factors."



By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). The purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price.



Put options on securities may be purchased only if the securities underlying the option transaction are held by a Portfolio at the time of the purchase of the put option.

When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it.

Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option.

Call options on securities may be sold (written) only if the securities underlying the option transaction are held by a Portfolio at the time of the sale. These securities may not be sold during the maturity of the call option and may not be the subject of a securities loan.



There is no limitation on the value of the options that may be purchased or written by a Portfolio. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of each Portfolio, may not exceed 20% of net assets of the Portfolio. See "Risk Factors." With respect to the Provesta Portfolio and the Investa Portfolio, the strike prices of options on fixed income securities held by each Portfolio may not exceed 4% of the net assets of the Portfolio (i.e., 20% of the 20% investment limitation on fixed income securities). See "Equity Funds--Fixed Income Securities" above. Options on securities may only be purchased or granted to a third party to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of a Portfolio, do not exceed 10% of the net assets of the Portfolio. Options on securities may only be written (sold) to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of a Portfolio, do not exceed 2% of the net assets of the Portfolio. When an option transaction is offset by a back-to-back transaction (e.g., where a Portfolio writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

Futures Contracts, Options on Futures and Securities Indices and Warrants


Each Portfolio may purchase and sell stock index futures contracts and interest rate futures contracts and may purchase options on interest rate futures contracts, options on securities indices, and options, and warrants on futures contracts and stock indices. A Portfolio will engage in transactions in such instruments only if they are admitted to official listing on a recognized futures or securities exchange and meet certain other requirements stated below. A Portfolio may use these techniques for hedging or risk management purposes or, subject to certain limitations, for the purposes of obtaining desired exposure to certain securities or markets.



For the purpose of hedging a Portfolio's assets, the Portfolio may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described above. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Portfolio for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Portfolio. In carrying out a particular hedging strategy, a Portfolio may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Portfolio's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. A Portfolio may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

Each Portfolio may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. Transactions for non-hedging purposes may be entered into only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Portfolio for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Portfolio and (2) such instruments relate to categories of assets which the Portfolio is permitted to hold. In addition, with respect to the Provesta Portfolio and the Investa Portfolio, the contract values of all interest rate futures contracts and options and warrants on interest rate futures contracts held for non-hedging purposes may not exceed 4% of the net assets of the Portfolio (i.e., 20% of the 20% limitation on fixed income securities). See "Equity Funds--Fixed Income Securities" above.


Currency Forward Contracts, Option Rights and Warrants on Currencies and Currency Futures Contracts

Each Portfolio may enter into foreign currency transactions to hedge currency risks associated with the assets of each Portfolio denominated or principally traded in foreign currencies. The Provesta Portfolio and the Investa Portfolio, however, do not presently intend to engage in such hedging activity but reserve the ability to do so under circumstances in which the Adviser believes that one or more currencies in which such Portfolio's assets are denominated may suffer a substantial decline against the U.S. dollar. Each Portfolio other than the Provesta Portfolio and the Investa Portfolio may also enter into foreign currency transactions to hedge against currencies other than the U.S. dollar.

A Portfolio may purchase or sell foreign currency contracts for forward delivery. A Portfolio may also purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to the official listing on an exchange.

The Top 50 Europe Portfolio does not currently intend to engage in foreign currency transactions as an investment strategy. However, the Top 50 Europe Portfolio may enter into forward contracts to hedge against changes in foreign currency exchange rates that would affect the value of existing investments denominated or principally traded in a foreign currency.

Securities Loans

Subject to applicable investment restrictions, each Portfolio is permitted to lend its securities. These loans may not exceed 33/1//\\3% of a Portfolio's total assets. The Portfolios may pay reasonable administrative and custodial fees in connection with the loan of securities. The following conditions will be met whenever portfolio securities of a Portfolio are loaned: (1) the Portfolio must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as payments in respect of any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian and finder's fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Portfolio must terminate the loan and regain the right to vote the securities if a material event conferring voting rights and adversely affecting the investment occurs. In addition, a Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution. No Portfolio will lend its securities to any officer, Trustee, Director, employee or other affiliate of the Corporation or the Portfolio Trust, the Manager, the Adviser or the Distributor, unless otherwise permitted by applicable law.

Each Portfolio may lend its securities on a demand basis provided the market value of the assets transferred in securities loans together with the market value of the securities already transferred as a securities loan for the Portfolio's account to the same borrower does not exceed 10% of the net assets of the Portfolio.

Borrowing

Each Portfolio may borrow money from banks for temporary or short-term purposes and then only in amounts not to exceed 10% of the Portfolio's total assets, at the time of such borrowing.

Warrants

Each Portfolio may purchase warrants in value of up to 10% of the Portfolio's net assets. The warrants in which the Portfolios invest are a type of security that entitles the holder to buy a fixed amount of securities of such issuer at a specified price at a fixed date or for a fixed period of time (which may be in perpetuity) or to demand settlement in cash based on the price performance of the underlying security. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Convertible Securities

The convertible securities in which the Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

Short-Term Trading

Each Portfolio intends to manage its portfolio actively in pursuit of its investment objective. A Portfolio may take advantage of short-term trading opportunities that are consistent with its objective. To the extent a Portfolio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs. See "Taxes" below.

Investment Restrictions

The investment objective of each Fund and each Portfolio, together with the fundamental investment restrictions described below and in the Statement of Additional Information, except as noted, are deemed fundamental policies, i.e., they may be changed only with the approval of the holders of a majority of the outstanding voting securities of a Fund and its corresponding Portfolio. Each Fund has the same investment restrictions as its corresponding Portfolio, except that each Fund may invest all of its investable assets in the corresponding Portfolio. References below to the Portfolios' investment restrictions also include the Funds' investment restrictions. Any other investment policies of the Portfolios and the Funds described herein or in the Statement of Additional Information are not fundamental and may be changed without shareholder approval.

 Fundamental Investment Restrictions

 Each Portfolio is classified as "non-diversified" under the 1940 Act, which means that each corresponding Fund is not limited by the 1940 Act with respect to the portion of its assets which may be invested in securities of a single company (although certain diversification requirements are in effect imposed by the Internal Revenue Code of 1986, as amended (the "Code")). The possible assumption of large positions in the securities of a small number of companies may cause the performance of a Fund to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the companies.

 The Top 50 Europe Portfolio will invest at least 65% of its total assets in the equity securities of issuers located in European countries. At least 65% of the Provesta Portfolio's total assets are invested in European equity securities issued by companies with market capitalizations of between $115 million and $19 billion. At least 65% of the Investa Portfolio's total assets are invested in equity securities issued by German companies. At least 65% of the European Bond Portfolio's total assets are invested in bonds issued by European issuers.

 No Portfolio may purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio's total assets, provided that the foregoing limitation shall not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.



 Non-Fundamental Investment Restrictions


 Each Portfolio is permitted to borrow money although, as an operating policy, generally will not borrow money. Each Portfolio may not issue senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder. Each Portfolio may not invest more than 10% of its net assets in the securities of any one issuer or invest more than 40% of its net assets in the aggregate in the securities of those issuers in which the Portfolio has invested in excess of 5% but not more than 10% of its net assets.



 For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see "Investment Restrictions" in the Statement of Additional Information.

                                  RISK FACTORS

Equity Investments

Because the assets of each Equity Portfolio are invested primarily in equity securities, the Equity Portfolios are subject to market risk and the risks associated with the individual companies in which the Portfolios invest, meaning that stock prices in general may decline over short or extended periods of time. As with any equity-based investment company, the investor should be aware that unfavorable economic conditions can adversely affect corporate earnings and cause declines in stock prices.

With respect to the Provesta Portfolio, investing in equity securities of mid-sized companies involves risks not typically associated with investing in comparable securities of large companies. Assets of the Portfolio are invested in companies which may have narrow product lines and limited financial and managerial resources. Since the market for the equity securities of mid-sized companies is often characterized by less information and liquidity than that for the equity securities of large companies, the Portfolio's investments can experience unexpected sharp declines in their market prices. Therefore, investments in the Portfolio may be subject to greater declines in value than shares of equity funds investing in the equity securities of large companies.

Fixed Income Securities

The value of fixed income securities generally goes down when interest rates go up, and vice versa. Furthermore, the value of fixed income securities may vary based on anticipated or potential changes in interest rates. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.

Prices of fixed income securities fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities. It is possible that some issuers will be unable to make required payments on fixed income securities.

Foreign Investments

Each Portfolio invests in foreign securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes (such as capital gain taxes) which may decrease the net return on foreign investments as compared to dividends and interest paid to a Portfolio by U.S. domestic companies.

Investors should realize that the value of a Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolios must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

Since each Portfolio's investments in foreign securities involve foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Because the Provesta Portfolio and the Investa Portfolio do not presently intend to engage in currency transactions to hedge currency risks, these Portfolios may be more vulnerable to the aforementioned currency risks. See "Foreign Currency Exchange Transactions" in the Statement of Additional Information.



On January 1, 1999, eleven of the fifteen Member States will have their currency exchange rate irrevocably fixed to a single European currency, the euro. The euro will become legal tender in those countries from this date. National currencies will continue to circulate until they are replaced by euro coins and bank notes on July 1, 2002. The pending unification of European currency and decision by certain countries not to participate are likely to create uncertainty in the European markets and thereby increase volatility of the various currencies and securities. The European securities markets may become less liquid. These events can adversely affect the Portfolios' investment and performance, as detailed under "European Currency Unification" in the Statement of Additional Information.



Emerging Markets (Top 50 Europe Portfolio and Provesta Portfolio Only)

Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. Investments in developing and emerging markets may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (ii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iii) foreign taxation; (iv) the absence, until recently, of a capital market structure or market oriented economy as well as issuers without a long period of successful operations; (v) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries or their neighboring countries; and (vi) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability.



The risks involved in making investments in securities of issuers in emerging markets have been underscored by recent events. For example, issuers in the Asia region have experienced currency volatility, political instability and economic declines in recent months. In response to these declines, Malaysia has recently enacted currency exchange controls, restricting the repatriation of assets for a period of one year. Earlier this year, Russia declared a moratorium on repayment of its own debt, substantially devalued its currency and suspended the government-sponsored foreign exchange market or its currency.



Futures, Options and Warrants

Each Portfolio's successful use of futures, options and warrants depends on the ability of the Adviser to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Portfolio's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of a Portfolio's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If a Portfolio has hedged portfolio securities by purchasing put options or selling futures contracts, the Portfolio could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Portfolio's securities. As noted, a Portfolio may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, a Portfolio may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by a Portfolio in entering into such transactions. The ability of a Portfolio to close out a futures, options or warrants position depends on a liquid secondary market.

The use of futures contracts potentially exposes the Portfolios to the effects of "leveraging," which occurs when futures are used so a Portfolio's exposure to the market is greater than it would have been if the Portfolio had invested directly in the underlying instruments. Leveraging increases a Portfolio's potential for both gain and loss. As noted above, the Portfolios intend to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Portfolios. See "Futures Contracts and Options on Futures Contracts" in the Statement of Additional Information.

Local Securities Markets
The German Securities Markets


Equity securities trade on the country's eight regional stock exchanges of which Frankfurt accounted for approximately 78% of the total volume as of August 31, 1998.

Share prices of companies traded on German stock exchanges declined in 1991 and 1992 as the German economy entered a recessionary period following unification of eastern and western Germany in 1990. The DM total return of the CDAX German Composite Index of stocks was 6.39% in 1992, 44.56% in 1993, 5.83% in 1994, 4.75% in 1995, 22.14% in 1996, 40.83% in 1997, and 3.22% year-to-date as of
August 31, 1998.

Trading volume tends to concentrate on the relatively few companies having both large market capitalization and a broad distribution of their stock with few or no large holders. The five companies having the largest annual trading volume of their stock as of June 30, 1998 represented 24.2% of total trading volume on the German stock exchanges: Daimler Benz AG with DM 312 billion, Deutsche Bank AG with DM 242 billion, Siemens AG with DM 190 billion, SAP AG with DM 175 billion, and VWAG with DM 173 billion.



Geographic Investment Emphasis


From time to time, due to investment opportunities perceived by the Manager to be attractive, a Portfolio or a Fund may invest a relatively larger portion of its assets in the issuers of securities domiciled, or principally traded, in one or more individual countries. In the event that such geographic investment emphasis occurs, the relevant Portfolio or Fund could be subject to greater risk due to unanticipated, and negative, economic events and/or market action in such country or countries. Since inception the Provesta Portfolio has had more than a majority of its assets, and the Top 50 Europe Portfolio has had a substantial portion of its assets, invested in German securities. This overweighting may be continued, or be changed, by the Manager in the future based on its perceptions of market opportunities.



                         MANAGEMENT OF THE CORPORATION

                            AND THE PORTFOLIO TRUST

The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of each Fund and each Portfolio, respectively. Each Fund has retained the services of Federated Services Company as Administrator, Federated Shareholder Services Company as Transfer Agent, IBT (Canada) as Fund Accounting Agent and IBT as Custodian, but has not retained the services of an investment manager or adviser since each Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio. Each Portfolio has retained the services of DFM as Manager, Federated Services Company as Operations Agent, IBT (Canada) as Fund Accounting Agent, IBT (Cayman) as Administrative Agent and IBT as Custodian. DFM has retained the services of DWS International Portfolio Management GmbH as Adviser for each Portfolio.

Manager


The Portfolio Trust has retained the services of DFM as investment manager to each Portfolio. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Advisers Act of 1940.

DFM is a wholly-owned subsidiary of Deutsche Fonds Holding GmbH ("DFH"), a company with limited liability organized under the laws of Germany and a consolidated subsidiary of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $672.4 billion and 74,100 employees as of June 30, 1998, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by a Portfolio.

DFH subsidiaries include German-based DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH ("DWS") and others based in Luxembourg, Austria, Switzerland, France, Poland and Italy. Together, DFH subsidiaries serve as manager and/or investment adviser to more than 160 mutual funds, having aggregate assets under management of more than the equivalent of $77 billion as of June 30, 1998. DFH and its subsidiaries employ approximately 600 professionals and is one of the largest mutual fund operators in Europe based on assets under management.

The primary subsidiary of DFH is DWS. Founded in 1956, it is the largest mutual fund company in Germany, holding a 25% share of the German mutual fund market based on assets under management as of June 30, 1998. DFH and its subsidiaries are known in the financial market as "DWS Group, Investment Group of Deutsche Bank."

DFH subsidiaries have received widespread industry recognition in Europe. For example, Micropal, Europe's leading fund rating organization, has accorded DWS the following awards: 1994: best fund manager for 1-, 3-, and 5-year periods; 1995: best fund manager for 1-, 3-, and 5-year periods; 1996: best fund manager for 3- and 5-year periods; 1997: best fund manager for 3- and 5-year periods. These awards were given to fund managers having 10 or more funds registered for sale in Germany, based on the manager with the highest number of funds ranked first within various categories of investment objective defined by Micropal. Fund rankings are based on above-average performance in Deutsche Mark ("DM") terms and below-average volatility.

Subject to the overall supervision of the Portfolio Trust's Trustees, DFM is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of each Portfolio's investments and provides certain supervisory services. Under its investment management agreement with the Portfolio Trust (the "Management Agreement"), DFM is permitted, subject to the approval of the Board of Trustees of the Portfolio Trust, to delegate to a third party responsibility for management of the investment operations of each Portfolio. DFM has delegated this responsibility to the Adviser. DFM retains overall responsibility, however, for supervision of the investment management program for each Portfolio. See "Manager" in the Statement of Additional Information.

As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to each Portfolio, DFM receives a fee from such Portfolio, which is computed daily and paid monthly, equal to 1.00% (Top 50 Europe Portfolio), 0.85% (Provesta Portfolio and Investa Portfolio) or 0.75% (European Bond Portfolio) of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year. See also "Expenses."

Adviser
Pursuant to an investment advisory agreement ("Advisory Agreement") between DFM and DWS International Portfolio Management GmbH, the Adviser provides investment advice and portfolio management services to each Portfolio. Subject to the overall supervision of DFM, the Adviser conducts the day-to-day investment decisions of each Portfolio, arranges for the execution of portfolio transactions and furnishes a continuous investment program for each Portfolio.

The Adviser is an SEC-registered investment adviser and an indirect subsidiary of Deutsche Bank AG. The offices of the Adviser are located at Grueneburgweg 113-115, 60323 Frankfurt am Main, Germany.

For these services, the Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.75% of the average daily net assets of the Top 50 Europe Portfolio, 0.60% of the average daily net assets of each of the Provesta Portfolio and the Investa Portfolio and 0.50% of the average daily net assets of the European Bond Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

Historical Performance of Corresponding DWS Funds


Provesta and Investa are German-registered mutual funds and are referred to herein as the "DWS Funds." Each of their investment policies and restrictions are the same as those of the corresponding Provesta and Investa Portfolios except as noted below. The Provesta Portfolio and Investa Portfolio (and therefore indirectly the corresponding European Mid-Cap Fund and German Equity
Fund)are designed to produce investment results substantially the same as the DWS Funds, Provesta and Investa, respectively. The Provesta Portfolio and Investa Portfolio seek to accomplish this by duplicating to the extent practical the portfolio holdings and transactions of Provesta and Investa. The Adviser manages the investment operations of each Portfolio with a portfolio manager and a staff of investment professionals that is composed of the same persons as those that manage and have full discretionary authority over the selection of investments for the corresponding DWS Fund.

The European Mid-Cap Fund and its corresponding Provesta Portfolio and the German Equity Fund and its corresponding Investa Portfolio commenced operations during October of 1997 and did not have operating or performance history prior to that time.

Information about the performance of the European Mid-Cap Fund, German Equity Fund, and the two corresponding DWS Funds--Provesta (corresponding to the European Mid-Cap Fund) and Investa (corresponding to the German Equity Fund)--is set forth below. Although each Equity Fund and its corresponding Portfolio have the same investment objectives, policies and restrictions as their corresponding DWS Fund, and each Portfolio has the same staff of investment professionals and the same portfolio manager as its corresponding DWS Fund, the DWS Funds are separate funds and you should not assume that a Fund offered by this Prospectus will have the same future performance as its corresponding DWS Fund. The DWS Funds operate under the German regulatory and tax framework and the Portfolios operate under the U.S. regulatory and tax framework (each with differing diversification requirements, specific tax restrictions and investment limitations). Since the historical performance of the DWS Funds would not have been materially affected by the differences in the regulation of investment companies under U.S. federal securities and tax laws and regulations, the differences in regulation are not expected to result in any material differences in performance (net of fees) between the DWS Funds and their corresponding Portfolios going forward. Investors should note that the past performance of the DWS Funds is not predictive of the future performance of the European Mid-Cap Fund or the German Equity Fund or their corresponding Portfolios.

The following tables show the total return for the Class A Shares of the European Mid-Cap Fund and the German Equity Fund, and for securities indices believed by the Adviser to be suitable for performance comparisons, for the period from the commencement of operations on October 17, 1997 to August 31, 1998, and the average annualized total return for the Provesta and Investa Funds, and of securities indices believed by the Adviser to be suitable for performance comparisons with the Provesta Portfolio, Investa Portfolio and the corresponding DWS Funds, for the three-, five- and ten-year periods ended August 31, 1998. The information in the table for the one-year period reflects actual total returns for the first-year of operations of the European Mid-Cap Fund and the German Equity Fund. One-year information for the corresponding DWS Funds appears in a note to the table. These figures, which are unaudited, are based on the actual gross investment performance of the DWS Funds with the adjustments indicated below. These figures were not adjusted to reflect the expense ratios of the Funds (described in the expense table under "Expenses") which are higher than the actual expenses of the DWS Funds (which bear a combined fund management and expense fee of 0.50% per annum of net assets). Any such adjustment would reduce the performance shown below.


                                  PROVESTA(1)

                    (Corresponding to the Provesta Portfolio

                       and the European Mid-Cap Fund)(6)


Total Return for the Periods Ended August 31, 1998

                    Historical Performance
European         in U.S. Dollars (unaudited)        CDAX Index         MSCI Europe
Mid-Cap            Without            With        (in U.S. Dollars)  (in U.S. Dollars)
Fund(6)        Sales Load(2)        Sales Load(3)       (4)                (5)
10/17/97 to
8/31/98                13.76%            7.48%               14.43%             12.47%
Provesta(1)
Three Years            16.02%           13.96%               16.63%             19.36%
Five Years             17.46%           16.21%               15.44%             15.73%
Ten Years              14.52%           13.90%               14.07%             12.88%

(1) Net Assets as of 8/31/98 were DM 1,937 million ($1,096 million). Provesta commenced investment operations in November 1985. The table reflects the performance of the Provesta for the three-, five-, and ten-year periods ended 8/31/98. The performance of the Provesta for the period from 10/17/97 to 8/31/98, was 13.51% without the sales load, and 7.59% with the sales load.

(2) The sales load may be reduced or eliminated on the purchase of Class A Shares in certain circumstances. See "Purchase of Shares--Reducing or Eliminating the Sales Charge."
(3) Adjusted to reflect deduction for the maximum sales charge of 5.50% applicable to Class A Shares.
(4) The DAX Composite Index ("CDAX") is a total rate of return index of all domestic stocks traded on the Frankfurt Stock Exchange. It is a broad-based index consisting of 16 industry groups. "CDAX" is a registered trademark of Deutsche Bsrse AG.
(5) The Morgan Stanley Capital Market Europe Index ("MSCI Europe") is an unmanaged, capitalization-weighted securities index which represents 60% of the market capitalization of 13 European countries.

(6) The table reflects the actual total return of the European Mid-Cap Fund from the commencement of operations on October 17, 1997.

                                   INVESTA(1)

                    (Corresponding to the Investa Portfolio

                         and the German Equity Fund)(6)


Total Return for the Periods Ended August 31, 1998

                        Historical Performance
German               in U.S. Dollars (unaudited)        DAX Index         MSCI Germany
Equity                  Without          With        (in U.S. Dollars)  (in U.S. Dollars)
Fund(6)               Sales Load(2)  Sales Load(3)         (4)                (5)
10/17/97 to
8/31/98                 15.68%         9.30%             18.32%             18.74%
Investa(1)
Three Years             22.50%        20.33%             21.35%             18.18%
Five Years              18.60%        17.34%             18.53%             16.09%
Ten Years               14.78%        14.17%             15.86%             13.97%

(1) Assets as of 8/31/98 were DM 4,943 million ($2,798 million). Investa commenced investment operations in December 1956. The table reflects the performance of the Investa for the three-, five-, and ten-year periods ended 8/31/98. The performance of the Investa for the period from 10/17/97 to 8/31/98, was 23.06% without the sales load, and 16.64% with the sales load.

(2) The sales load may be reduced or eliminated on the purchase of Class A Shares in certain circumstances. See "Purchase of Shares--Reducing or Eliminating the Sales Charge."
(3) Adjusted to reflect deduction for the maximum sales charge of 5.50% applicable to Class A Shares.
(4) DAX is a total rate of return index consisting of 30 selected German stocks traded on the Frankfurt Stock Exchange. "DAX" is a registered trademark of Deutsche Bsrse AG.
(5) The Morgan Stanley Capital Market Germany Index ("MSCI Germany") is an unmanaged, capitalization-weighted securities index which represents 60% of the market capitalization of Germany.

(6) The table reflects the actual total return of the German Equity Fund from the commencement of operations on October 17, 1997.

The above results are shown in U.S. dollars on the basis of conversion at the rate of DM values to U.S. dollars at the end of each month at the prevailing rate. The results assume all dividends and capital gain distributions have been reinvested with no sales charge.

In calculating the historical performance of the two DWS Funds shown above the first step was to calculate the historical performance according to a methodology generally acknowledged in Germany and developed by the BVI Bundesverband Deutscher Investment--Gesellschaften (Association of German Fund Companies) ("BVI"). The BVI method measures total return by comparing the net asset value per share of a fund in DM at the beginning and at the end of the relevant measurement period, assuming the reinvestment of distributions made by the fund during such period. For this purpose, the reinvestment of distributions is increased by including the corporate income tax credit that is available to shareholders of German fund companies in connection with such distributions. The BVI method does not take account of any sales load charged to an investor on the initial investment.

Second, for purposes of calculating the equivalent U.S. dollar returns from the DM returns yielded by the BVI method, DWS made the following adjustments: (1)the credit for the German corporate tax credit referred to above was subtracted from the distributions reinvested since it will not be available to shareholders of the Funds (but the effect of corporate income taxes incurred by the corresponding DWS Funds was not eliminated); and (2) the DM returns (including capital gains and income) were converted to U.S. dollars at prevailing exchange rates as of the end of each month.

These adjustments resulted in the performance indicated in the first column. The second column, "With Sales Load," made a further adjustment by reducing the performance by assuming the maximum sales load was charged to the investor on the initial investment.

Except as described below in the case of Investa, it is not expected that there will be any material differences in the securities held by the Provesta Portfolio and Investa Portfolio and their corresponding DWS Funds and thus the investment characteristics of each Portfolio, such as industry diversification, country diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets and equity/non-equity mix will be substantially the same as the investment characteristics of its corresponding DWS Fund. The Investa Portfolio may not invest in securities issued by Deutsche Bank AG or its affiliated persons that are engaged in securities-related businesses, although Investa was and is permitted to invest in such securities. However, the elimination of Deutsche Bank AG securities from Investa's portfolio during the periods shown in the table above would not have materially affected Investa's performance. Consequently, there is no regulatory or tax difference between either of the two Portfolios and its corresponding DWS Fund that would be expected to have a material effect on the investment performance of the Portfolio as compared to its corresponding DWS Fund.

Portfolio Management


Klaus Martini and Elisabeth Weisenhorn are co-senior portfolio managers for the Top 50 Europe Portfolio. Mr. Martini joined the DWS Group in 1984, where he has managed European stock funds since 1988. Mr. Martini also serves as senior portfolio manager for the Top 50 Europa, a German registered mutual fund with the same investment objective, policies and restrictions as the Top 50 Europe Portfolio. He is Senior Investment Officer, head of the European equity team, supervising funds holding assets under management of DM 9.0 billion ($5.0 billion) as of June 30, 1998. Ms. Weisenhorn also serves as the senior portfolio manager for the Investa Portfolio and the Provesta Portfolio. Ms. Weisenhorn also serves as portfolio manager for Investa and Provesta, the Portfolios' corresponding DWS Funds. She has held this position since 1991. Ms. Weisenhorn has 13 years of experience as an investment manager and joined the DWS Group in 1985. She is Senior Investment Officer, head of the German equity team, supervising funds holding assets under management of DM 18.4 billion ($10.1 billion) as of June 30, 1998. Mr. Martini and Ms. Weisenhorn are based at DWS Group's office in Frankfurt, Germany.

Heinz-Wilhelm Fesser is senior portfolio manager for the European Bond Portfolio. Mr. Fesser also serves as the senior portfolio manager for the Global Bond Portfolio, an additional series of the Portfolio Trust. Mr. Fesser joined the DWS Group in 1987, where he has been engaged in the management of global fixed income funds. He is Senior Investment Officer, head of the global fixed-income team, supervising funds holding assets under management of DM 23.6 billion ($13.1 billion) as of June 30, 1998.



Administrator

Under a master agreement for administration services with the Corporation, Federated Services Company serves as Administrator to the Funds. In connection with its responsibilities as Administrator, Federated Services Company, among other things (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory documents; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi)prepares and distributes materials to the Directors of the Corporation; (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.



As Administrator, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at the annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of the average daily net assets of each Fund greater than $200 million for the Fund's then-current fiscal year. The Administrator will receive a minimum fee of $75,000 per Fund annually, except that during the first two years of the agreement (commencing in 1997), a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Fund's operation and $125,000 for the second year will be paid to the Operations Agent and the Administrator.



Operations Agent


Under an operations agency agreement with the Portfolio Trust, Federated Services Company serves as Operations Agent to the Portfolios. In connection with its responsibilities as Operations Agent, Federated Services Company, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations; (iii) prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio Trust; (v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; (vii) prepares investor meeting materials; and (viii) monitors and supervises collection of tax reclaims.

As Operations Agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year. The Operations Agent of the Portfolios will receive a minimum fee of $60,000 per Portfolio annually and a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Portfolio's operation and $125,000 for the second year, in each case payable to the Operations Agent and the Administrator.



Administrative Agent

Under an administration agreement with the Portfolio Trust, IBT (Cayman) provides certain services to the Portfolios, including (i) filing and maintaining the governing documents, registration statements and other regulatory filings; (ii) maintaining a telephone line; (iii) approving annual expense budgets; (iv) authorizing expenses; (v) distributing materials to the Trustees of the Portfolio Trust; (vi) authorizing dividend distributions; (vii) maintaining books and records; (viii) filing tax returns; and (ix) maintaining the investor register.



The Portfolio Trust has entered into an administrative agreement with IBT (Cayman). As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from each Portfolio, which is computed daily and paid monthly at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year.



Distributor


Edgewood serves as principal Distributor for shares of each Fund. Edgewood is located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829. It is a New York corporation organized on October 26, 1993, and is the principal Distributor for a number of investment companies. Edgewood is a subsidiary of Federated Investors, Inc. and an affiliate of Federated Services Company.

Securities laws may require certain financial intermediaries such as depository institutions to register as dealers. The Distributor may pay dealers an amount up to 5.0% of the net asset value of Class B Shares and 1.0% of the net asset value of Class C Shares purchased by their clients or customers as an advance payment. These payments will be made directly by the Distributor from its assets, and will not be made from the assets of a Fund. Dealers may voluntarily waive receipt of all or any portion of these advance payments. The Distributor may pay all or a portion of the distribution fee discussed below to Financial Intermediaries that waive all or any portion of the advance payments.

Under a distribution and services plan adopted in accordance with Rule 12b-1 of the 1940 Act, Class B Shares and Class C Shares are subject to a distribution plan (the "Distribution Plan") and Class A Shares, Class B Shares and Class C Shares are subject to a service plan (the "Service Plan").



Under the Distribution Plan, Class B Shares and Class C Shares of each Fund will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B Shares and Class C Shares to finance any activity which is principally intended to result in the sale of Class B Shares and Class C Shares of the Fund subject to the Distribution Plan. Because distribution fees to be paid by a Fund to the Distributor may not exceed an annual rate of 0.75% of Class B Shares' and Class C Shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales services and distribution-related support services pursuant to the Distribution Plan.

The Distribution Plan is a compensation-type plan. As such, a Fund makes no payments to the Distributor except as described above. Therefore, a Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from a Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from payments made by shares under the Distribution Plan.



Under the Service Plan, each Fund pays to DFM for the provision of certain services to the holders of Class A Shares, Class B Shares and Class C Shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and financial intermediaries, and services related to the maintenance of shareholder accounts, and other services. DFM determines the amounts to be paid to financial intermediaries, the schedules of such fees and the basis upon which such fees will be paid.

DFM may pay financial intermediaries a shareholder services fee of up to 0.25% of the amount invested in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the series of the Deutsche Funds or certain other products made available by the Distributor to such plans or programs is $1,000,000 or more ("Eligible Benefit Plans"). Shares in the Deutsche Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. DFM reserves the right to cease paying these fees at any time. DFM may pay such fees from its own funds in addition to amounts received from the Funds under the Service Plan, including past profits or any other source available to it. Such payments are subject to a reclaim from the financial intermediary should the assets leave the plan or program within 12 months after purchase.

Furthermore, with respect to Class A Shares, Class B Shares and Class C Shares, the Distributor may offer to pay a fee from its own assets to financial intermediaries as financial assistance for providing substantial sales services, distribution related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of a Fund. Such assistance may be predicated upon the amount of shares the Financial Intermediary sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the Financial Intermediary.



Transfer Agent, Custodian and Fund Accountant


Federated Shareholder Services Company, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, serves as the Transfer Agent and dividend disbursing agent for each Fund. IBT, 200 Clarendon Street, Boston, MA 02116 acts as the Custodian of each Fund's and each Portfolio's assets. Securities held for a Portfolio may be held by a sub-custodian bank approved by the Trustees or the Custodian of the Portfolio Trust. IBT (Canada) provides fund accounting services to the Funds and the Portfolios, including (i) calculation of the daily net asset value for the Funds and the Portfolios; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal securities and other regulatory requirements; and (iii) monitoring each Fund's and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.

Year 2000 Statement

Like other mutual funds and business organizations worldwide, the Funds' service providers (among them, the Manager, Adviser, Distributor, Administrator, Custodian and Transfer Agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing and accounting services. The Funds and their service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and the Funds' service providers have represented to the Fund that they believe their systems will be year 2000 compliant when required. Analysis continues regarding whether the financial impact of instituting a year 2000 compliant program will have any financial impact on the Funds' operations.



Expenses

In addition to the fees payable under the various agreements discussed above, each Fund and each Portfolio is responsible for usual and customary expenses associated with its respective operations. Such expenses may include organization expenses, legal fees, audit fees and expenses, insurance costs, the compensation and expenses of the Directors or Trustees, as the case may be, registration fees under applicable securities laws, fund accounting fees, custodian fees and extraordinary expenses. For each Fund, such expenses also include transfer, registrar and dividend disbursing costs, and the expenses of printing and mailing reports and notices and proxy statements to Fund shareholders. For each Portfolio, such expenses also include brokerage expenses.



DFM has agreed that it will reimburse each Fund through at least August 31, 1999, to the extent necessary to maintain each Fund's total operating expenses (which includes expenses of the Fund and its corresponding Portfolio but does not cover extraordinary expenses during the period) at not more than 1.60%, 1.30%, 2.35%, 2.05%, 2.35% and 2.05% of the average annual net assets of Class A Shares of the Equity Funds, Class A Shares of the European Bond Fund, Class B Shares of the Equity Funds, Class B Shares of the European Bond Fund, Class C Shares of the Equity Funds, and Class C Shares of the European Bond Fund, respectively. There is no assurance that DFM will continue this reimbursement beyond August 31, 1999.

Expenses of Class A Shares, Class B Shares and Class C Shares

Holders of Class A Shares, Class B Shares and Class C Shares bear their allocable portion of a Fund's expenses along with their allocable share of the corresponding Portfolio's operating expenses. At present, the only expenses which are allocated specifically to Class A Shares, Class B Shares and Class C Shares as classes are expenses under the Distribution Plan and expenses under the Service Plan. However, the Directors reserve the right to allocate certain other expenses to holders of Class A Shares, Class B Shares and Class C Shares ("Class Expenses"). In any case, Class Expenses would be limited to: distribution fees; shareholder services fees; transfer agent fees as identified by the Transfer Agent as attributable to holders of Class A Shares, Class B Shares and Class C Shares; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders as attributable to holders of Class A Shares, Class B Shares and Class C Shares; registration fees paid to the SEC and to state securities commissions as attributable to holders of Class A Shares, Class B Shares and Class C Shares; expenses related to administrative personnel and services as required to support holders of Class A Shares, Class B Shares and Class C Shares; legal fees relating solely to Class A Shares, Class B Shares or Class C Shares; and Directors' fees incurred as a result of issues related solely to Class A Shares, Class B Shares or Class C Shares.



Portfolio Brokerage


Although each Portfolio does not intend to invest for the purpose of seeking short-term profits, securities in the Portfolios will be sold whenever the Adviser believes it is appropriate to do so in light of the investment objective of each Fund and each Portfolio, without regard to the length of time a particular security may have been held. The estimated annual portfolio turnover rate for the Top 50 Europe Portfolio, Provesta Portfolio, Investa Portfolio, and the European Bond Portfolio is generally not expected to exceed 80%, 180%, 80% and 350%, respectively. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of each Portfolio may exceed that of certain other mutual funds with the same investment objective. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of a Fund tend to increase as the level of portfolio activity increases. See "Taxes."



In effecting securities transactions, the Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided to the Adviser by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.



The Adviser may direct a portion of a Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from a Portfolio to pay other unaffiliated service providers on behalf of that Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by a Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

Deutsche Bank AG or one of its subsidiaries or affiliates ("Deutsche Agent") may act as one of the agents of the Portfolios in the purchase and sale of portfolio securities, futures contracts or options on futures contracts when, in the judgment of the Adviser, that Deutsche Agent will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the primary brokers or futures commission merchants, as applicable. As one of the primary brokers used by the Portfolios, Deutsche Bank AG or its affiliates receives brokerage commissions from each Portfolio, and may recieve compensation for executing futures transactions.



On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect a Portfolio.


From commencement of operations through August 31, 1998, the Top 50 Europe Portfolio, Provesta Portfolio, and the Investa Portfolio paid the following aggregate brokerage commissions, respectively: $39,913, $41,688, and $21,095. No brokerage commissions were paid by the European Bond Portfolio.


                             INVESTING IN THE FUNDS

Each Fund offers investors three classes of shares that carry sales charges and contingent deferred sales charges in different forms and amounts and which bear different levels of expenses.

Class A Shares

An investor who purchases Class A Shares of a Fund pays a maximum sales charge of 5.50% for the Equity Funds and 4.50% for the European Bond Fund at the time of purchase. As a result, Class A Shares are not subject to any charges when they are redeemed (except for special programs offered under "Purchase of Shares--Purchases with Proceeds From Redemptions of Unaffiliated Investment Companies" and except for shares purchased without a sales charge that are redeemed within one year of purchase as described under "Contingent Deferred Sales Charge--Class A Shares"). Certain purchases of Class A Shares are not subject to a sales charge. See "Purchase of Shares--Investing in Class A Shares." Certain purchases of Class A Shares qualify for reduced sales charges. See "Purchase of Shares--Reducing or Eliminating the Sales Charge." Class A Shares have no conversion feature.


Class B Shares
Class B Shares of each Fund are sold without an initial sales charge, but are subject to a contingent deferred sales charge in accordance with the following schedule:


                        Contingent
Year of Redemption       Deferred
After Purchase         Sales Charge
First                      5.00%
Second                     4.00%
Third                      3.00%
Fourth                     3.00%
Fifth                      2.00%
Sixth                      1.00%
Seventh and thereafter     0.00%

Class C Shares

Class C Shares are sold without an initial sales charge, but a contingent deferred sales charge of 1.00% will be charged on assets redeemed within the first full 12 months following purchase.

Other Share Differences

Class B Shares and Class C Shares also bear a fee pursuant to a Distribution Plan, adopted in accordance with Rule 12b-1 under the 1940 Act, while Class A Shares do not bear such a fee. Class A Shares, Class B Shares and Class C Shares will bear shareholder services fees. Class B Shares will automatically convert into Class A Shares, based on relative net asset value, on or about the fifteenth of the month eight full years after the purchase date. Class B Shares and Class C Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion in the case of Class B Shares) will have a higher expense ratio and pay lower dividends than Class A Shares due to the higher 12b-1 fees.

                               PURCHASE OF SHARES



Shares of each Fund are sold on days on which the New York Stock Exchange ("NYSE") is open. Shares of a Fund may be purchased as described below, either through a financial intermediary (such as a bank or broker/dealer which has a sales agreement with the Distributor) or by sending a wire or a check directly to the Fund, with a minimum initial investment of $5,000. The minimum initial investment for retirement plan participants is $1,000. The minimum subsequent investment for retirement plan participants is $100. (financial intermediaries may impose different minimum investment requirements on their customers and may separately charge a fee for Fund transactions).

In connection with any sale, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Funds reserve the right to reject any purchase request. An account must be established through a Financial Intermediary or by completing, signing, and returning the new account form available from the Funds before shares can be purchased.

Investing in Class A Shares


Class A Shares of each Fund are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                                  Equity Funds

                             Sales Charge           Dealer
                          as a Percentage of    Concession as
                                       Net     a Percentage of
                         Offering    Amount    Public Offering
 Amount of Transaction     Price    Invested        Price
Less than $50,000            5.50%      5.82%             5.00%
$50,000 but less
than $100,000                4.50%      4.71%             3.75%
$100,000 but less
than $250,000                3.50%      3.63%             2.75%
$250,000 but less
than $500,000                2.50%      2.56%             2.00%
$500,000 but less
than $1 million              2.00%      2.04%             1.75%
$1 million but less
than $2 million              None       None              1.00%*
$2 million but less
than $5 million              None       None              0.80%*
$5 million but less
than $50 million             None       None              0.50%*
$50 million but less
than $100 million            None       None              0.25%*
$100 million or more         None       None              0.15%*

* See "Dealer Concession" below.

                               European Bond Fund

                             Sales Charge           Dealer
                          as a Percentage of    Concession as
                                       Net     a Percentage of
                         Offering    Amount    Public Offering
 Amount of Transaction     Price    Invested        Price
Less than $50,000            4.50%      4.71%             4.00%
$50,000 but less
than $100,000                4.00%      4.17%             3.50%
$100,000 but less
than $250,000                3.50%      3.63%             2.75%
$250,000 but less
than $500,000                2.50%      2.56%             2.00%
$500,000 but less
than $1 million              2.00%      2.04%             1.75%
$1 million but less
than $2 million              None       None              1.00%*
$2 million but less
than $5 million              None       None              0.80%*
$5 million but less
than $50 million             None       None              0.50%*
$50 million but less
than $100 million            None       None              0.25%*
$100 million or more         None       None              0.15%*

* See "Dealer Concession" below.

Dealer Concession


Dealer concession will be paid to dealers who initiate and are responsible for purchases of $1 million or more. The dealer concession may be changed from time to time and any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. However, the Distributor may offer to pay dealers up to 100% of the sales charge retained by it. The Distributor, at its expense, may provide additional promotional incentives to dealers. Such payments may take the form of cash or promotional incentives, such as reimbursement of certain expenses of qualified employees to attend informational meetings about the Funds or other special events at recreational type facilities, or items of material value. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant numbers of shares of the Fund or other Deutsche Funds.



The sales charge for shares sold other than through registered broker/ dealers will be retained by the Distributor. The Distributor may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of shares.

Reducing or Eliminating the Sales Charge
The sales charge can be reduced or eliminated on the purchase of Class A Shares through:

 .  sales charge waiver;

 .  quantity discounts and accumulated purchases;

 .  concurrent purchases;

 .  signing a 13-month letter of intent;

 .  using the reinvestment privilege; or

 . purchases with proceeds from redemptions of unaffiliated investment company shares.

Sales Charge Waiver

Sales charges may be waived on Class A Shares of the Fund (subject to appropriate documentation furnished to the Distributor as it may request from time to time in order to verify eligibility for this privilege) if purchased by:


1. Full-time employees of National Association of Securities Dealers, Inc. ("NASD") member firms and full-time employees of other financial intermediaries which have entered into a supplemental agreement with the Distributor pertaining to the sale of Fund shares, either for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children. This privilege also applies to full-time employees of financial intermediaries affiliated with NASD member firms whose full-time employees are eligible to purchase Class A Shares at net asset value;

2. Current full-time, part-time or retired employees of Deutsche Bank AG and its affiliates or subsidiaries, current or former directors or trustees of Deutsche Bank AG and its affiliates or subsidiaries, current or former Board members of a fund advised by Deutsche Bank AG or any of its affiliates or subsidiaries, including the Directors of the Corporation, or the spouse or minor child of the foregoing, including an employee of Deutsche Bank AG or any of its affiliates or subsidiaries who acts as custodian for a minor child;
3. Registered representatives, bank trust officers, certified financial planners and other employees (and their immediate families) of investment professionals who have entered into a supplemental agreement with the Distributor;
4. IRA Rollover accounts sponsored by Deutsche Bank Securities, Inc., Deutsche Bank Trust Company, or any of their affiliates as administrator, trustee or custodian, provided that the distribution proceeds are made from a qualified retirement plan or from a 403(b)(7) plan that is sponsored, administered or custodied by Deutsche Bank Trust Company or any of its affiliates, and provided that, at the time of such distribution, such qualified retirement plan or 403(b)(7) plan met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in the Deutsche Funds or certain other products made available by the Distributor to such plans;
5. As part of an Eligible Benefit Plan having a minimum of 250 eligible employees or a minimum of $1,000,000, or such lesser amount as may be determined by the Distributor, invested in Deutsche Funds;

6. Investor accounts through certain broker-dealers and other financial intermediaries that have entered into supplemental agreements with the Distributor, which include a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which such clients pay a fee to the broker-dealer or other financial intermediary, or such other accounts to which the broker-dealer or other Financial Intermediary charges an asset management fee;

7. Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent;
8. Retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Code and "rabbi trusts;"

9. Qualified separate accounts maintained by an insurance company pursuant to the laws of any state or territory of the United States;

10. Trust companies and bank trust departments, including Deutsche Bank Trust Company and its affiliates, initially investing at least $100,000 of assets held in a fiduciary, agency, advisory, custodial or similar capacity on behalf of any one of their investor clients;

11. Accounts investing $100,000 or more of (1) a state or territory of the United States, county, city or instrumentality thereof, (2) charitable organizations as defined under Section 501(c)(3) of the Code, and (3) charitable remainder trusts or life income pools as defined under Section 501(c)(3) of the Code.

Quantity Discounts and Accumulated Purchases

Larger purchases reduce the sales charge paid. A Fund will combine purchases of Class A Shares made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

If an additional purchase of Class A Shares is made in a Fund, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Class A Shares of an Equity Fund having a current value at the public offering price of $30,000 and the shareholder purchases $20,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 4.50%, not 5.50%.



To receive the sales charge reduction, the Distributor must be notified by the shareholder in writing or by the shareholder's financial intermediary at the time the purchase is made that Class A Shares are already owned or that purchases are being combined. A Fund will reduce the sales charge after it confirms the purchases.



Concurrent Purchases

For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of Class A Shares of two or more of the Deutsche Funds, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $30,000 in Class A Shares of one of the Deutsche Funds with a sales charge, and $20,000 in another Fund, the sales charge would be reduced to reflect a $50,000 purchase.



To receive this sales charge reduction, the Distributor must be notified by the shareholder in writing or by the shareholder's financial intermediary at the time the concurrent purchases are made. A Fund will reduce the sales charge after the purchases are confirmed.



Letter of Intent

If a shareholder intends to purchase at least $50,000 of Class A Shares of the Deutsche Funds (excluding the Deutsche U.S. Money Market Fund) over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold in escrow (in shares) up to the maximum sales charge of the total amount intended to be purchased until such purchase is completed.

The shares held in escrow in the shareholder's account will be released upon fulfillment of the letter of intent or the end of the 13-month period, whichever comes first. If the amount specified in the letter of intent is not purchased, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

While this letter of intent will not obligate the shareholder to purchase shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any shares of any Deutsche Fund, excluding the Deutsche U.S. Money Market Fund, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. Prior trade prices will not be adjusted.

Reinvestment Privilege


If Class A Shares in a Fund have been redeemed, the shareholder has the privilege, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. The Distributor must be notified by the shareholder in writing or by the shareholder's financial intermediary of the reinvestment in order to eliminate a sales charge. If the shareholder redeems Class A Shares in a Fund, there may be tax consequences. See "Tax Treatment of Reinvestments" below.



Purchases with Proceeds from Redemptions of Unaffiliated Investment Companies


Investors may purchase Class A Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated investment company that were purchased or sold with a sales charge or commission and were not distributed by the Distributor. The purchase must be made within 60 days of the redemption, and the Distributor must be notified by the investor in writing, or by the investor's financial intermediary, at the time the purchase is made. From time to time, the Distributor may offer dealers compensation for shares purchased under this program. If shares are purchased in this manner, redemptions of these shares will be subject to a contingent deferred sales charge for one year from the date of purchase. Shareholders will be notified prior to the implementation of any special offering as described above.



Tax Treatment of Reinvestments

Generally, a reinvestment of the proceeds of a redemption of shares in a Fund or an unaffiliated investment company will not alter the federal income tax status of any capital gain realized on the redemption of the shares. However, any loss on the disposition of the shares in a Fund will be disallowed to the extent shares of the same Fund are purchased within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Further, if the proceeds are reinvested within 90 days after the redeemed shares were acquired, the sales charge imposed on the original acquisition, to the extent of the reduction in the sales charge on the reinvestment, will not be taken into account in determining gain or loss on the disposition of the original shares, but will be treated instead as incurred in connection with the acquisition of the replacement shares.

Investing in Class B Shares and Class C Shares

Class B Shares and Class C Shares are sold at their net asset value next determined after an order is received. While Class B Shares and Class C Shares are sold without an initial sales charge, under certain circumstances described under "Contingent Deferred Sales Charge" a contingent deferred sales charge may be applied by the Distributor at the time Class B Shares and Class C Shares are redeemed.

Conversion of Class B Shares


Class B Shares will automatically convert into Class A Shares on or about the fifteenth of the month eight full years after the purchase date, except as noted below. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee, or other charge. Class B Shares acquired by exchange from Class B Shares of another Deutsche Fund will convert into Class A Shares based on the time of the initial purchase. For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid on Class B Shares will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing availability of a ruling from the Internal Revenue Service ("IRS") or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B Shares to Class A Shares will not occur if such ruling or opinion is not available. In such event, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indefinite period.



Purchasing Shares Through a Financial Intermediary


An investor may call a financial intermediary (such as a bank or an investment dealer) to place an order to purchase shares. Orders placed through a financial intermediary are considered received when the Fund is notified of the purchase order. Shares will not be issued in respect of such orders until payment is converted into federal funds. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (U.S. Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (U.S. Eastern time) in order for shares to be purchased at that day's price. Purchase orders through other financial intermediaries must be received by the financial intermediary and transmitted to the Fund before 4:00 p.m. (U.S. Eastern time) in order for shares to be purchased at that day's price. It is the financial intermediary's responsibility to transmit orders promptly.

The financial intermediary which maintains investor accounts in Class B Shares or Class C Shares with a Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to financial intermediaries may be subject to reclaim by the Distributor for accounts transferred to financial intermediaries which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods.



Purchasing Shares by Wire

Once an account has been established, shares may be purchased by Federal Reserve wire by calling the Transfer Agent. All information needed will be taken over the telephone, and the order is considered received when IBT receives payment by wire. Federal funds should be wired as follows: Investors Bank & Trust, Boston, MA; ABA Number 0110-0143-8; BNF Account Number 570000307. For Credit to: (Fund
Name) (Fund Class); (Fund Number, this number can be found on the account statement or by contacting the Fund); Account Number; Trade Date and Order Number; Group Number or Dealer Number; Nominee or Institution Name. Shares cannot be purchased by wire on holidays when wire transfers are restricted.

Purchasing Shares by Check

Once a Fund account has been established, shares may be purchased by sending a check made payable to the name of the specific Fund (designate class of shares and account number) to: Deutsche Funds, Inc., P.O. Box 8612, Boston, MA 02266-8612. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received).

                           SPECIAL PURCHASE FEATURES

Systematic Investment Program

Once a Fund account has been opened with the minimum initial investment, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in a Fund at the net asset value next determined after an order is received by the Fund, plus the sales charge, if applicable. Shareholders should contact their Financial Intermediary or the Funds directly to participate in this program.

Retirement Plans


Fund shares can be purchased as an investment for retirement plans or Individual Retirement Accounts ("IRAs"). For further details, contact the Funds and consult a tax adviser.



                               EXCHANGE PRIVILEGE

Class A Shares

Class A shareholders may exchange all or some of their shares for Class A Shares of other Deutsche Funds at relative net asset value. None of the Deutsche Funds imposes any additional fees on exchanges. Class A shareholders in certain other Deutsche Funds may exchange all or some of their shares for Class A Shares.

Class B Shares


Class B shareholders may exchange all or some of their shares for Class B Shares of the Deutsche Funds. Contact your financial intermediary regarding the availability of other Class B Shares in the Deutsche Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class B Shares of other Deutsche Funds, the time for which exchanged-from shares were held will be credited against the time for which the exchanged-for shares are required to be held for purposes of satisfying the applicable holding period in respect of the contingent deferred sales charge. For more information, see "Contingent Deferred Sales Charge."



Class C Shares


Class C shareholders may exchange all or some of their shares for Class C Shares of the Deutsche Funds. Contact your financial intermediary regarding the availability of other Class C Shares in the Deutsche Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class C Shares of other Deutsche Funds, the time for which exchanged-from shares were held will be credited against the time for which the exchanged-for shares are required to be held for purposes of satisfying the applicable holding period in respect of the contingent deferred sales charge. For more information, see "Contingent Deferred Sales Charge."

Please contact your financial intermediary directly or the Distributor for information on and prospectuses for the Deutsche Funds into which your shares may be exchanged free of charge.



Requirements for Exchange


Shareholders using this privilege must exchange shares having a net asset value equal to the minimum investment requirements of the Deutsche Fund into which the exchange is being made. The shareholder must receive a prospectus of the Deutsche Fund for which the exchange is being made.



This privilege is available to shareholders resident in any state in which the shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and proceeds invested in the same class of shares of the other Fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified in advance of the modification or termination of the exchange privilege.

Tax Consequences

An exchange will be treated as a taxable sale for federal income tax purposes and any gain or loss realized will be subject to the rules applicable to reinvestments (described above under "Tax Treatment of Reinvestments"). See "Taxes" below for additional information.

Making an Exchange


Instructions for exchanging may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of a Fund may have difficulty in making exchanges by telephone through brokers and other financial intermediaries during times of drastic economic or market changes. If a shareholder cannot contact a broker or financial intermediary by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to: Deutsche Funds, Inc., c/o Federated Shareholder Services Company, 1099 Hingham Street, Rockland, MA 02370-3317.



Telephone Instructions

Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with a Fund. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Fund. If reasonable procedures are not followed, the responsible party may be liable for losses due to unauthorized or fraudulent telephone instructions. Shares may be exchanged between two Funds by telephone only if the two Deutsche Funds have identical shareholder registrations.

Any shares held in certificated form cannot be exchanged by telephone but must be forwarded to Federated Shareholder Services Company and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed as of 4:00 p.m. (U.S. Eastern time) and must be received by the Fund before that time for shares to be exchanged the same day. This privilege may be modified or terminated at any time.

                              REDEMPTION OF SHARES

Shares are redeemed at their net asset value, next determined after a Fund receives the redemption request, less any applicable contingent deferred sales charge. Redemptions will be made on days on which the Funds compute their net asset value. Redemption requests must be received in proper form and can be made as described below.

Redeeming Shares Through a Financial Intermediary


Shares of a Fund may be redeemed by calling your financial intermediary to request the redemption. Shares will be redeemed at the net asset value next determined after a Fund receives the redemption request from the financial intermediary, less any applicable contingent deferred sales charge. Redemption requests made through a registered broker/dealer must be received by the broker before 4:00 p.m. (U.S. Eastern time) and must be transmitted by the broker to a Fund before 5:00 p.m. (U.S. Eastern time) in order for shares to be redeemed at that day's net asset value. Redemption requests through other financial intermediaries (such as banks) must be received by the financial intermediary and transmitted to a Fund before 4:00 p.m. (U.S. Eastern time) in order for shares to be redeemed at that day's net asset value. The financial intermediary is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial intermediary for this service.



Redeeming Shares by Telephone

Shares may be redeemed in any amount by calling a Fund, provided that Fund has received a properly completed authorization form. These forms can be obtained from the Transfer Agent. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed shares purchased by check or through an ACH will not be wired until the payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day.

Telephone instructions will be recorded. If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, redemption by mail (see "Redeeming Shares by Mail") should be considered. If at any time a Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

Redeeming Shares by Mail

Shares may be redeemed in any amount by mailing a written request to: Deutsche Funds, Inc., Federated Shareholder Services Company, P.O. Box 8612, Boston, MA 02266-8612. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.



The written request should state: Fund name and the share class name; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days after receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.



Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined by the Securities and Exchange Act of 1934, as amended. The Funds do not accept signatures guaranteed by a notary public.

Each Fund and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. A Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. Each Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

                          SPECIAL REDEMPTION FEATURES

Systematic Withdrawal Program

The Systematic Withdrawal Program permits the shareholder to request withdrawal of a specified dollar amount (minimum $100) on either a monthly or quarterly basis from accounts with a $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder.



Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to shares, and the fluctuation of the net asset value of shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in a Fund. In addition, shareholder accounts are subject to minimum balances. See "Account and Share Information." For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in a Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through such shareholder's financial intermediary. Due to the fact that Class A Shares are sold with a sales charge, it is not advisable for shareholders to continue to purchase Class A Shares while participating in this program. A contingent deferred sales charge may be imposed on Class B Shares and Class C Shares.



                        CONTINGENT DEFERRED SALES CHARGE

Shareholders may be subject to a contingent deferred sales charge upon redemption of their shares under the following circumstances:

Class A Shares

No initial sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions within one year of purchase. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption.

Class B Shares

Shareholders redeeming Class B Shares from their Fund accounts within six full years of the purchase date of those shares will be charged a contingent deferred sales charge by the Distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of (i) the net asset value of the redeemed shares at the time of purchase (or, if such redeemed shares were acquired in an exchange of Class B Shares of another Fund, at the time of purchase of the Class B Shares of the exchanged-from Fund) or (ii) the net asset value of the redeemed shares at the time of redemption.

Class C Shares

Shareholders redeeming Class C Shares from their Fund accounts within one full year of the purchase date of those shares will be charged a contingent deferred sales charge of 1% by the Distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of (i) the net asset value of the redeemed shares at the time of purchase (or, if such redeemed shares were acquired in an exchange of Class C Shares of another Fund, at the time of purchase of the Class C Shares of the exchanged-from Fund) or (ii) the net asset value of the redeemed shares at the time of redemption.

Class A Shares, Class B Shares and Class C Shares


The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the Distributor. The contingent deferred sales charge will not be imposed with respect to: (1) shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order:
(1)shares acquired through the reinvestment of dividends and long-term capital gains; (2) shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares; (3)shares held for fewer than six years with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares and Class C Shares on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund shares for shares of other funds in the Deutsche Funds in the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the Fund shares issued in an exchange from another Deutsche Fund are redeemed is calculated as if the shareholder had held the shares from the date on which such shareholder became a shareholder of the exchanged-from Fund. Moreover, the contingent deferred sales charge will be eliminated with respect to certain redemptions (see "Elimination of Contingent Deferred Sales Charge").



Elimination of Contingent Deferred Sales Charge


The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder; (2) redemptions representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2; and (3) involuntary redemptions by a Fund of shares in shareholder accounts that do not comply with the minimum balance requirements. No contingent deferred sales charge will be imposed on redemptions of shares held by Trustees, employees and sales representatives of the Funds, the distributor, or affiliates of the Funds or distributor; employees of any financial intermediary that sells shares of the Funds pursuant to a sales agreement with the Distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940, or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other financial intermediary, to the extent that no payments were advanced for purchases made through such entities. The Trustees reserve the right to discontinue elimination of the contingent deferred sales charge. Shareholders will be notified of such elimination. Any shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Fund's Prospectus at the time of the purchase of the shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify the Distributor or the Transfer Agent in writing that such shareholder is entitled to such elimination.



                         ACCOUNT AND SHARE INFORMATION

Certificates and Confirmations


As Transfer Agent for the Funds, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Shareholder Services Company. No certificates will be issued for fractional shares.



Detailed confirmations of each purchase and redemption are sent to each shareholder. Annual statements are sent to report dividends paid during the year for the Equity Funds and monthly confirmations are sent to report dividends paid during that month for the European Bond Fund.

Accounts with Low Balances


Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $5,000. This requirement does not apply, however, if the balance falls below the required minimum value because of changes in the net asset value of the respective share class. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.



                          DIVIDENDS AND DISTRIBUTIONS

Dividends consisting of substantially all of a Fund's net investment income, if any, are declared and paid annually with respect to the Equity Funds and monthly with respect to the European Bond Fund. A Fund may also declare an additional dividend of net investment income in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund.

Substantially all the realized net capital gains, if any, of each Fund are declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. All shareholders on the record date are entitled to dividends and capital gains distributions.

Dividends and distributions paid by a Fund are automatically reinvested in additional shares of that Fund at net asset value with no sales charge unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are mailed by check in accordance with the customer's instructions. Each Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.



U.S. federal regulations require that a shareholder provide a certified taxpayer identification number ("TIN") upon opening an account. A TIN is either the Social Security number or employer identification number of the record owner of the account. Failure to furnish a certified TIN to a Fund could subject a shareholder to a $50 penalty which will be imposed by the IRS on the Fund and passed on by the Fund to the shareholder. With respect to individual investors and certain non-qualified retirement plans, U.S. federal regulations generally require the Funds to withhold ("backup withholding") and remit to the U.S. Treasury 31% of any dividends and distributions (including the proceeds of any redemption) payable to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Funds to institute backup withholding if the IRS determines a shareholder's TIN is incorrect. Backup withholding is not an additional tax; amounts withheld may be credited against the shareholder's U.S. federal income tax liability.



                                NET ASSET VALUE

A Fund's net asset value per share fluctuates. The net asset value for shares of each class is determined by adding the interest of such class of shares in the market value of a Fund's total assets (i.e., the value of its investment in the Portfolio and other assets), subtracting the interest of such class of shares in the liabilities of such Fund and those attributable to such class of shares, and dividing the remainder by the total number of such class of shares outstanding. The net asset value for each class of shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled. Values of assets in each Portfolio are determined on the basis of their market value or where market quotations are not determinable, at fair value as determined by the Trustees of the Portfolio Trust. See "Net Asset Value" in the Statement of Additional Information for information on valuation of portfolio securities.

Each Fund computes its net asset value once daily at 4:00 p.m. (U.S. Eastern time) on Monday through Friday, except on the holidays listed under "Net Asset Value" in the Statement of Additional Information.

                                  ORGANIZATION

The Corporation is an open-end management investment company organized on May 22, 1997, as a corporation under the laws of the State of Maryland. Its offices are located at 5800 Corporate Drive, Pittsburgh, PA 15237-7010; its toll-free telephone number is 888-4-DEUTSCHE.



The Articles of Incorporation currently permit the Corporation to issue 17,500,000,000 shares of common stock, par value $0.001 per share, of which 250,000,000 shares have been classified as shares of each Fund. The Board of Directors of the Corporation may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors of the Corporation also has the power to designate one or more additional series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are 11 such series and two classes of shares for 10 of the Funds known as Class A Shares and Class B Shares. Five of the Funds also offer Class C Shares and one Fund offers Class Y Shares.

Each share of a Fund or class shall have equal rights with each other share of that Fund or class with respect to the assets of the Corporation pertaining to that Fund or class. Upon liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to their class.



Shareholders of a Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in each Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B Shares into Class A Shares as described under "Purchase of Shares--Conversion of Class B Shares"). The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.


The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one third of the shares outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of a Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.



The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund or Class, a financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by a financial intermediary are deemed represented at the meeting for purposes of quorum requirements.

Each Portfolio is a series of the Deutsche Portfolios, a trust organized under the laws of the State of New York. The Deutsche Portfolios' Declaration of Trust provides that a Fund and other entities investing in a Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Funds nor their shareholders will be adversely affected by reason of the investment of all of the assets of a Fund in its corresponding Portfolio.

Each investor in a Portfolio, including its corresponding Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 p.m. (U.S. Eastern time) on each such business day, the value of each investor's beneficial interest in a Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on the following business day of the Portfolio.

Whenever the Corporation is requested to vote on a matter pertaining to a Portfolio, the Corporation will vote its shares without a meeting of shareholders of its corresponding Fund if the proposal is one that, if made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in its corresponding Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

                                     TAXES



The Corporation intends that each Fund will qualify as a separate "regulated investment company" under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its income and gains that it distributes to stockholders, provided that it distributes annually at least 90% of its net investment income (which includes income, other than capital gains, net of operating expenses, and the Fund's net short-term capital gains in excess of its net long-term capital losses and capital loss carry forward, if any). Each Fund intends to distribute at least annually to its shareholders substantially all of its net investment income and realized net capital gains. Each Portfolio intends to elect to be treated as a partnership for U.S. federal income tax purposes. As such, each Portfolio generally should not be subject to U.S. taxes.



Dividends of net investment income are taxable to a U.S. shareholder as ordinary income whether such distributions are taken in cash or are reinvested in additional shares. Distributions of net capital gains, if any, are taxable to a U.S. shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund's shares and regardless of whether taken in cash or reinvested in additional shares. Individual shareholders will be subject to federal income tax on distributions of net capital gains at capital gains rates if designated as derived from the Fund's capital gains from property held for more than one year. Dividends and distributions paid by a Fund will not qualify for the deduction for dividends received by corporations.

While each Fund intends to distribute all of its net capital gains annually, each Fund reserves the right to elect to retain some or all of its net capital gains and treat such undistributed gains as having been paid to shareholders. If a Fund makes this election, a shareholder would include the amount of undistributed gains in income as long-term capital gain and would be treated as having paid the tax on such undistributed gains (which tax will instead be paid by the Fund) and the shareholder's basis in the shares of the Fund will be increased by 65% of the amount of undistributed gains included in income.

If the net asset value of shares in any Fund is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution could be taxable even though it represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution when the price of the shares may reflect the amount of the forthcoming distribution. Annual statements as to the current federal tax status of distributions will be mailed to shareholders at the end of each taxable year.

Any gain or loss realized on the redemption or exchange of a Fund's shares by a shareholder who is not a dealer in securities generally will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of such Fund. Individual shareholders will be subject to federal income tax on net capital gain at capital gains rates in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. For additional information regarding the tax consequences of the reinvestment of the proceeds of a redemption see "Tax Treatment of Reinvestments" above.

It is anticipated that certain income of the Funds will be subject to foreign withholding or other taxes and that each Fund will be eligible to elect to "pass through" to its shareholders the amount of foreign income taxes (including withholding taxes) paid by such Fund. If a Fund makes this election, a shareholder would include in gross income his pro rata share of the foreign income taxes passed through and would be entitled either to deduct such taxes in computing his taxable income (if the shareholder itemizes deductions) or to claim a credit (which would be subject to certain limitations) for such taxes against his U.S. federal income tax liability. A Fund will make such an election only if it deems it to be in the best interests of its shareholders and will notify each shareholder in writing each year that it makes the election of the amount of foreign taxes, if any, to be treated as paid by the shareholder.

For further information on taxes, see "Taxes" in the Statement of Additional Information.

                             ADDITIONAL INFORMATION

Each Fund sends to its shareholders annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. Shareholders also will be sent confirmations of each purchase and redemption and monthly statements, reflecting all other account activity, including dividends and any distributions reinvested in additional shares or credited as cash.

In addition to selling beneficial interests to its corresponding Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the corresponding Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Administrator at 888-4-DEUTSCHE.

A Fund may withdraw its investment from its corresponding Portfolio at any time if the Board of Directors of the Corporation determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with its investment objective and policies.

Certain changes in a Portfolio's investment objective, policies or restrictions, or a failure by a Fund's shareholders to approve a change in its corresponding Portfolio's investment objective or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash.

                                   APPENDIX A

Member States of the European Union

Austria, Belgium, Denmark, Finland, France, Germany, Greece, Italy, Ireland, Luxembourg, Netherlands, Portugal, Sweden, Spain, United Kingdom

Organization for Economic Cooperation and Development Members

Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Greece, Germany, Hungary, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, South Korea, Spain, Sweden, Switzerland, Turkey, United Kingdom, United States

States Party to the Convention on the European Economic Area

Austria, Belgium, Denmark, Finland, France, Greece, Germany, Iceland, Ireland, Italy, Liechtenstein, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, United Kingdom Exchanges in European countries which are not Member States of the European Union and not states party to the Convention on the European Economic Area.

Czech Republic
Prague

Hungary
Budapest

Slovakia
Bratislavia

Poland**
Warsaw

Switzerland
Basel, Geneva, Zurich



Exchanges in Non-European countries*


Argentina
Buenos Aires

Australia
ASX (Sydney, Hobart, Melbourne, Perth)

Brazil
Sao Paulo, Rio de Janiero

Canada
Toronto, Vancouver, Montreal

Chile
Santiago

Hong Kong
Hong Kong Stock Exchange


India**

Mumbai, Calcutta, Delhi, Madras

Indonesia
Jakarta Stock Exchange

Japan
Tokyo, Osaka, Nagoya, Kyoto, Fukuoto, Niigata, Sapporo, Hiroshima

Malaysia
Kuala Lumpur

Mexico
Mexico City

New Zealand
Wellington Christchurch/Invercargill, Auckland

Peru
Lima

Philippines
Manila

Singapore
Singapore Stock Exchange

South Africa
Johannesburg

South Korea
Seoul


Taiwan**

Taipei

Thailand
Bangkok

USA
American Stock Exchange (AMEX), Boston, Chicago, Cincinnati, New York, New York Stock Exchange (NYSE), Philadelphia, San Francisco Pacific Stock Exchange, Los Angeles Pacific Stock Exchange

Regulated Markets in countries which are not members of the European Union and not contracting states of the treaty on the European Economic Area


Japan*

Over-the-Counter Market


Canada*

Over-the-Counter Market


South Korea*

Over-the Counter Market


Switzerland

Free Trading Zurich, Free Trading Geneva, Exchange Bern Over the Counter Market of the members of the International Securities Market Association (ISMA), Zurich


United States*

NASDAQ-System Over-the-Counter Market (organized markets by the National Association of Securities Dealers, Inc.)

*   Not applicable to the Deutsche European Mid-Cap Fund.
**  Not applicable to the Deutsche German Equity Fund.


No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation or the Distributor. This Prospectus does not constitute an offer by the Corporation or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Corporation or the Distributor to make such offer in such jurisdiction.

Deutsche Top 50 Europe
Deutsche European Mid-Cap Fund
Deutsche German Equity Fund
Deutsche European Bond Fund

Investment Manager
Deutsche Fund Management, Inc.
31 West 52nd Street
New York, NY 10019

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-5829

Transfer Agent
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

Custodian
Investors Bank & Trust Co.
200 Clarendon Street
Boston, MA 02116



GO2179-09 (10/98)










prospectus
dated October 31, 1998
Deutsche US Money Market Funds
Class A and Class B Fund and Class Y Fund

An Open-End
Management
Investment
Company

DEUTSCHE US MONEY MARKET FUNDS

5800 Corporate Drive

Pittsburgh, PA 15237-7010

For information call toll-free 888-4-DEUTSCHE (888-433-8872)

The Deutsche US Money Market Fund (the "Class A and Class B Fund") and the Deutsche Institutional US Money Market Fund (the "Class Y Fund")(collectively, the "Funds") are series of the Deutsche Funds, Inc., an open-end management investment company organized as a Maryland corporation (the "Corporation"). The Class A and Class B Fund offers two classes of shares. Class A Shares are offered at net asset value; Class B Shares are designed primarily for temporary investment as part of a special investment program in Class B Shares of other series of the Corporation (together with the Funds, the "Deutsche Funds"), and unlike shares of most money market funds, are offered at net asset value, but with a declining contingent deferred sales charge on redemptions made within six years.

The investment objective of the Funds is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Each Fund seeks to maintain a constant net asset value. There can be no assurance that the investment objective of the Funds will be achieved or that the net asset value per share will not vary.

Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its investable assets in the US Money Market Portfolio (US Dollar) (the "Portfolio"), a corresponding diversified open-end management investment company. The Portfolio is a series of the Deutsche Portfolios (the "Portfolio Trust") and has the same investment objective as the Funds. The Funds invest in the Portfolio through the Hub and Spoke/(R)/ master-feeder investment fund structure. "Hub and Spoke/(R)/" is a registered service mark of Signature Financial Group, Inc.

The Portfolio is managed by Deutsche Fund Management, Inc. ("DFM" or the "Manager"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution.

This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing and it should be retained for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission ("SEC") in a Statement of Additional Information dated October 31, 1998. This information is incorporated herein by reference and is available without charge from the Funds' transfer agent, Federated Shareholder Services Company, by calling toll-free 888-4-DEUTSCHE.

INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, DEUTSCHE BANK AG OR ANY OTHER BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated October 31, 1998

                               TABLE OF CONTENTS

Expense Summary........................................      2

Financial Highlights...................................      4

The Funds..............................................      5
Investment Objective, Policies and Restrictions........      5
 Loans of Portfolio Securities.........................      6
 Reverse Repurchase Agreements.........................      6
 Floating and Variable Rate Instruments................      6
 Investment Restrictions...............................      6
 Fundamental Investment Restrictions...................      6
 Non-Fundamental Investment Restrictions...............      6
Management of the Corporation and the Portfolio Trust..      7
 Manager...............................................      7
 Adviser...............................................      7
 Administrator.........................................      7
 Operations Agent......................................      8
 Administrative Agent..................................      8
 Distributor...........................................      8
 Transfer Agent, Custodian and Fund Accountant.........      9

 Year 2000 Statement...................................      9

 Expenses..............................................      9

 Portfolio Transactions................................      9

Purchase of Shares.....................................      9
 Purchasing Shares Through a Financial Intermediary....     10
 Purchasing Shares by Wire.............................     10
 Purchasing Shares by Check............................     10
Special Purchase Features..............................     10
 Systematic Investment Program.........................     10
 Retirement Plans......................................     10
Conversion of Class B Shares...........................     10
Exchange Privilege.....................................     10
CLASS A SHARES                                              10
 Class B Shares........................................     10
 Class Y Shares........................................     11
 Requirements for Exchange.............................     11
 Tax Consequences......................................     11
 Making an Exchange....................................     11
 Telephone Instructions................................     11
Redemption of Shares...................................     11
 Redeeming Shares Through a Financial Intermediary.....     11
 Redeeming Shares by Telephone.........................     11
 Redeeming Shares by Mail..............................     11
Special Redemption Features............................     12
 Systematic Withdrawal Program.........................     12
Contingent Deferred Sales Charge.......................     12
 Class A Shares........................................     12
 Class B Shares........................................     12
 Class A Shares and Class B Shares.....................     12
 Elimination of Contingent Deferred Sales Charge.......     12
Account and Share Information..........................     12
 Certificates and Confirmations........................     12
 Accounts with Low Balances............................     13
Dividends and Distributions............................     13
Net Asset Value........................................     13
Organization...........................................     13
Taxes..................................................     14
Additional Information.................................     14
Appendix A.............................................     15

                                EXPENSE SUMMARY

The following table summarizes estimated shareholder transaction and annual operating expenses of the Funds and the allocable operating expenses of the Portfolio. The Directors of the Corporation believe that the aggregate per share expenses of each Fund and the allocable operating expenses of the Portfolio will be approximately equal to and may be less than the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets directly in portfolio securities. Actual expenses may vary. A hypothetical example based on the summary is also shown. For more information concerning the expenses of each Fund and the Portfolio, see "Management of the Corporation and the Portfolio Trust."

                        Shareholder Transaction Expenses

                                                                                     Class A      Class B    Class Y
    Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)     None         None       None
Maximum Sales Charge Imposed on Reinvested Dividends
(as a percentage of offering price)                                                   None      None         None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
redemption proceeds, as applicable)                                                   0.00%(1)     5.00%(2)  None
Redemption Fees (as a percentage of amount redeemed, if applicable)                   None      None         None
Exchange Fees                                                                         None      None         None

(1) Class A Shares acquired upon the exchange of Class A Shares of another Deutsche Fund purchased without an initial sales charge either (i) based on an initial investment of $1,000,000 or more or (ii) with proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Edgewood, may be charged a contingent deferred sales charge of 1.00% for redemptions made within one full year of purchase. See "Contingent Deferred Sales Charge."
 (2) In the first year declining to 1.00% in the sixth year and 0.00% thereafter.

                                 Expense Table
            Annual Operating Expenses (After Expense Reimbursement)
                    (As a percentage of average net assets)

                                                          Class A   Class B   Class Y
Advisory Fees                                                0.15%     0.15%     0.15%
12b-1 Fees
 Service                                                     0.25%     0.25%  None
 Distribution                                                None      0.75%  None
Other Expenses (after expense reimbursement)                 0.15%     0.15%     0.05%

Total Operating Expenses (after expense reimbursement)       0.55%     1.30%     0.20%


                           EXPENSE SUMMARY(CONTINUED)

Example
An investor would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) redemption at the end of each time period:


            Class A  Class B  Class Y
1 Year          $ 6     $ 65      $ 2
3 Years         $18     $ 75      $ 6
5 Years         $31     $ 95      $11
10 Years        $69     $136      $26

An investor would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2)no redemption at the end of each time period:

            Class A  Class B  Class Y
1 Year          $ 6     $ 13      $ 2
3 Years         $18     $ 41      $ 6
5 Years         $31     $ 71      $11
10 Years        $69     $136      $26

The above expense table is designed to assist investors in understanding the various estimated direct and indirect costs and expenses that investors in a Fund would bear. Wire transferred redemptions of less than $5,000 may be subject to additional fees. The fees and expenses included in "Other Expenses" are estimated for each Fund's fiscal year ending August 31, 1999 and include (i) the fees paid to the Administrator, Administrative Agent, Operations Agent, Transfer Agent, Fund Accounting Agent and Custodian (as each are defined below); (ii) amortization of organizational expenses; and (iii) other usual and customary expenses of each Fund and the Portfolio. The Manager, Administrator, Operations Agent, Transfer Agent, Administrative Agent, Fund Accounting Agent and Custodian have voluntarily agreed to waive a portion of their respective fees and/or reimburse expenses with respect to the Class Y Fund, for at least the first year operations, to the extent necessary to maintain such Fund's ratio of total operating expenses to average annual net assets at the level indicated above. The Manager has voluntarily agreed to reimburse the expenses of the Class A and Class B Fund, for at least the first year of operations, to the extent necessary to maintain the ratio of total operating expenses to average annual net assets of the Class A Shares and Class B Shares at the respective levels indicated above. Absent reimbursement of expenses, "Other Expenses" for Class A Shares, Class B Shares and the Class Y Fund for the Funds' first fiscal year were 43.40%, 0.00% and 0.00%, respectively, and "Total Operating Expenses" were 43.80%, 0.00% and 0.00%, respectively, of the average daily net assets of the class or Fund. For a more detailed description of contractual fee arrangements, including waivers and expense reimbursements, see "Management of the Corporation and the Portfolio Trust" and "Expenses." In connection with the above example, investors should note that $1,000 is less than the minimum investment requirement for the Funds. See "Purchase of Shares." Because the fees paid under the 12b-1 Plan of the Class A and Class B Fund are charged against the assets of such Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of the maximum front-end sales charge that such Fund would be permitted to charge. The example is hypothetical; it is included solely for illustrative purposes. It should not be considered a representation of future performance; actual expenses may be more or less than those shown.

                              FINANCIAL HIGHLIGHTS

                            Deutsche Funds, Inc.

      For the period from Commencement of Operations to August 31, 1998(a)

Selected data for a Class A Share of common stock outstanding throughout the period.

The following table has been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants. Their report dated October 16, 1998, on the Funds' financial statements for the period ended August 31, 1998, and on the following table for the periods presented, is included in the Funds' Annual Report. This table should be read in conjunction with the Funds' financial statements and notes thereto, which is included in the Funds' Annual Report. The Annual Report is incorporated by reference into and accompanies the Statement of Additional Information. They may be obtained from the Funds free of charge. Class B Shares of the Class A and Class B Fund, and the Class Y Fund were not offered to the public prior to August 31, 1998.
                                                                               Deutsche
                                                                                  US
                                                                             Money Market
                                                                                 Fund
Net asset value at beginning of period                                           $1.00
Investment operations:
                                    Net investment income                         0.02
Distributions to shareholders:
                                    Net investment income                        (0.02)
Net asset value at end of period                                                 $1.00
Total Return (based on net asset value)(c)*                                       2.46%
Ratios and Supplemental Data:
  Net assets, end of period (000's)                                          $    727
  Ratio to average net assets:
  Expenses**(b)                                                                  0.55%
  Net investment income**(b)                                                     5.04%
 (a)  Commencement of operations:                                             3/25/98

(b) Includes the Fund's allocated portion of the corresponding Deutsche Portfolio's expenses net of expense reimbursements. Had the Manager not undertaken to reimburse such expenses, the ratios of expenses and net investment income to average net assets would have been as follows:

 Expenses to average net assets**                   43.80%
 Net investment income to average net assets**    (38.21)%

(c) Total Return based on net asset value, excluding the effect of shareholder transactions charges, assumes a purchase of common stock at net asset value at commencement of operations, reinvestment of distributions at net asset value and a sale on the last day of the period, also at net asset value. During the period, total return would have been lower had certain expenses not been reimbursed by the Manager. * Not annualized ** Annualized

                                   THE FUNDS

Each Fund is a diversified, open-end management investment company and is a series of shares of common stock of the Corporation (see "Organization"). The investment objective of each Fund is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Each Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective as the Funds. The Portfolio is an open-end management investment company and a series of shares of beneficial interest in the Deutsche Portfolios, a trust organized under the laws of the State of New York (see "Organization)."

Shares of the Funds are sold continuously by the Funds' distributor, Edgewood Services, Inc. ("Edgewood" or the "Distributor".) The Class A and Class B Fund requires a minimum initial investment of $5,000. The minimum subsequent investment for the Class A and Class B Fund is $500. The minimum initial investment to purchase Class Y Fund shares is $5 million, unless: (a) the investor has invested at least $5 million in the aggregate among any class of shares of any Deutsche Fund; or (b) the investor has, in the opinion of the Manager, adequate intent and availability of funds to reach a future level of investment of $5 million among any class of shares of the Deutsche Funds. There is no minimum for subsequent purchases in the Class Y Fund. See "Purchase of Shares." If a shareholder reduces his or her investment in a Fund to less than the applicable minimum investment, the investment is subject to mandatory redemption. See "Account and Share Information--Accounts with Low Balances."

Proceeds from the sale of shares of each Fund are invested in the Portfolio, which then invests its assets in accordance with its investment objective and policies. Deutsche Bank Securities Investment Management Inc. is the investment adviser of the Portfolio ("DBSIM" or the "Adviser"). The Manager and the Adviser are indirect subsidiaries of Deutsche Bank AG. Federated Services Company is the administrator of the Funds (the "Administrator") and the operations agent of the Portfolio ("Operations Agent"). IBT Fund Services (Canada) Inc. ("IBT (Canada)") is the fund accounting agent of the Funds and the Portfolio ("Fund Accounting Agent"). Federated Shareholder Services Company is the transfer agent and dividend disbursing agent of the Funds ("Transfer Agent"). IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") is the administrative agent of the Portfolio ("Administrative Agent"). Investors Bank & Trust Company ("IBT") is the custodian of the Funds and the Portfolio ("Custodian"). The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of the Funds and of the Portfolio, respectively. The Directors who are not "interested persons" of the Corporation as defined in the Investment Company Act of 1940 (the "1940 Act")(the "Independent Directors"), are the same as the Trustees who are not "interested persons" of the Portfolio Trust as defined in the 1940 Act (the "Independent Trustees"). A majority of the Corporation's Directors and the Portfolio Trust's Trustees are not affiliated with the Manager, the Adviser or the Distributor. For further information about the Directors of the Corporation and the Trustees of the Portfolio Trust, see "Management of the Corporation and the Portfolio Trust" herein and "Directors, Trustees, and Officers" in the Statement of Additional Information.

                         INVESTMENT OBJECTIVE, POLICIES

                                AND RESTRICTIONS

The investment objective of each Fund is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The net asset value of each of the Funds' shares is expected to remain constant at $1.00. However, a contingent deferred sales charge is imposed under certain circumstances. There can be no assurance that the investment objective of the Funds will be achieved or that the net asset value per share will not vary.

Each Fund attempts to achieve its investment objective by investing all its investable assets in the Portfolio, a series of the Portfolio Trust which has the same investment objective as the Fund. Since the investment characteristics and experience of the Funds will correspond directly with those of the Portfolio, the discussion in this Prospectus focuses on the investments and investment policies of the Portfolio. The policies employed by the Funds and the Portfolio in their efforts to achieve this objective are described below. Additional information about the investment policies of the Funds and the Portfolio appears in the Statement of Additional Information under "Investment Objectives and Policies." No Fund represents a complete investment program.

Investments for the Portfolio mature or are deemed to mature within 397 days from the date of purchase and the average maturity of the investments held by the Portfolio (on a dollar-weighted basis) is 90 days or less. Currently, the Portfolio's investment policy is to invest only in money market instruments, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and bank obligations (such as certificates of deposit, fixed time deposits and bankers' acceptances), commercial paper, repurchase agreements, when-issued and delayed delivery securities, bonds issued by U.S. corporations and obligations of certain supranational organizations and foreign governments and their agencies and instrumentalities. (See Appendix A for more information.) The Portfolio may also enter into reverse repurchase agreements. The Portfolio will not invest more than 5% of its total assets in securities of a single issuer other than U.S. government securities. All of the assets of the Portfolio are invested in securities which are rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P")) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio Trust's Board of Trustees.

Although the assets of the Portfolio are invested in high-quality, short-term securities, the Portfolio is subject to interest rate risk and credit risk which cause fluctuations in the amount of income accrued on the Portfolio's investments and therefore in the daily dividend paid by the Funds and, in extreme cases, could cause the net asset value per share of the Funds to deviate from $1.00 per share. Interest rate risk refers to the price fluctuation of a debt security in response to changes in interest rates. In general, short-term securities have relatively small fluctuations in price in response to general changes in interest rates. Credit risk refers to the likelihood that an issuer will default on interest and principal payments. High-quality securities of short maturities generally have relatively minimal credit risk.

Subject to the restriction on the Funds' and the Portfolio's investments in securities that are not readily marketable (see "Non-Fundamental Investment Restrictions"), the Portfolio may purchase restricted securities, including securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Securities Act") and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

Loans of Portfolio Securities

Loans of portfolio securities up to 30% of the total value of the Portfolio are permitted and may be entered into for not more than one year. These loans must be secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending securities, the Portfolio's income can be increased by its continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors.

Reverse Repurchase Agreements

Reverse repurchase agreements may be entered into only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. government securities. This is an agreement in which the Portfolio agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Portfolio. Proceeds of borrowings under reverse repurchase agreements are invested for the Portfolio. This is the speculative factor known as "leverage." If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Portfolio as well as the value of securities purchased with the proceeds will decline. In these circumstances, the Portfolio's entering into reverse repurchase agreements may have a negative impact on the ability to maintain the Funds' net asset value of $1.00 per share. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for the Portfolio if, as a result, more than one-third of the market value of the Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Portfolio's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe. A segregated account with the Custodian is established and maintained for the Portfolio with liquid assets in an amount at least equal to the Portfolio's purchase obligations under its reverse repurchase agreements. Such a segregated account consists of liquid, high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

Floating and Variable Rate Instruments

Certain of the obligations that the Portfolio may purchase have a floating or variable rate of interest. Such obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the Prime Rate, and at specified intervals. Certain of such obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The Portfolio will limit its purchase of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Portfolio's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Portfolio elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book-entry form at a bank other than the Custodian, subject to a subcustodian agreement approved by the Portfolio Trust between that bank and the Custodian.

To the extent that floating and variable rate instruments without demand features are not readily marketable, they will be subject to the investment restriction on the Portfolio's investment in securities that are not readily marketable.

Investment Restrictions

The investment objective of each Fund and the Portfolio, together with the fundamental investment restrictions described below and in the Statement of Additional Information, except as noted, are deemed fundamental policies, i.e., they may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Fund and the Portfolio. Each Fund has the same investment restrictions as the Portfolio, except that the Fund may invest all of its investable assets in the Portfolio. References below to the Portfolio's investment restrictions also include the Funds' investment restrictions. Any other investment policies of the Portfolio and each Fund described herein or in the Statement of Additional Information are not fundamental and may be changed without shareholder approval.

Each Fund will comply with Rule 2a-7 under the 1940 Act, including the eligibility, diversification, quality and maturity limitations imposed by the Rule. A more detailed description of Rule 2a-7 is set forth in the Funds' Statement of Additional Information under "Investment Objective and Policies."

Fundamental Investment Restrictions

Each Fund is classified as "diversified" under the 1940 Act, which means that at least 75% of its total assets is represented by cash; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and other securities limited in respect of any one company to an amount no greater than 5% of the Fund's total assets (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities). As a matter of operating policy, the foregoing fundamental policy would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event that Rule 2a-7 is amended in the future.

The Portfolio may not purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio's total assets, except this limitation shall not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or certificates of deposit, bankers' acceptances or time deposits.

Non-Fundamental Investment Restrictions

The Portfolio will not purchase more than 10% of the principal amount of all outstanding debt obligations of any one issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities). In addition, except for the investment of all of each Fund's assets in the Portfolio, not more than 10% of the net assets of a Fund or the Portfolio, as the case may be, may be invested in securities that are subject to legal or contractual restrictions on resale or in securities which are not readily marketable, provided that there is no limitation with respect to or arising out of investment in (a) securities that have legal or contractual restrictions on resale but have a readily available market or (b) securities that are not registered under the Securities Act but which can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act.

For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see "Investment Restrictions" in the Statement of Additional Information.

                         MANAGEMENT OF THE CORPORATION

                            AND THE PORTFOLIO TRUST

The Board of Directors of the Corporation and the Board of Trustees of the Portfolio Trust provide broad supervision over the affairs of each Fund and the Portfolio, respectively. Each Fund has retained the services of Federated Services Company as Administrator, Federated Shareholder Services Company as Transfer Agent, IBT (Canada) as Fund Accounting Agent and IBT as Custodian but has not retained the services of an investment manager or adviser since each Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio has retained the services of DFM as Manager, Federated Services Company as Operations Agent, IBT (Canada) as Fund Accounting Agent, IBT (Cayman) as Administrative Agent and IBT as Custodian. DFM has retained the services of DBSIM as Adviser of the Portfolio.

Manager
The Portfolio Trust has retained the services of DFM as investment manager to the Portfolio. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Advisers Act of 1940.

DFM is a wholly-owned subsidiary of Deutsche Fonds Holding GmbH ("DFH"), a company with limited liability organized under the laws of Germany and a consolidated subsidiary of Deutsche Bank AG, a major global banking institution. With total assets the equivalent of $672.4 billion and 74,100 employees as of June 30, 1998, Deutsche Bank AG is one of Europe's largest universal banks. It is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. Deutsche Bank AG and its affiliates may have commercial lending relationships with companies whose securities may be held by the Portfolio.

Subject to the overall supervision of the Portfolio Trust's Trustees, DFM is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of the Portfolio's investments and provides certain supervisory services. Under its investment management agreement with the Portfolio Trust (the "Management Agreement"), DFM is permitted, subject to the approval of the Board of Trustees of the Portfolio Trust, to delegate to a third party responsibility for management of the investment operations of the Portfolio. DFM has delegated this responsibility to the Adviser. DFM retains overall responsibility, however, for supervision of the investment management program for the Portfolio. See "Manager" in the Statement of Additional Information.

As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to the Portfolio, DFM receives a fee from the Portfolio, which is computed daily and may be paid monthly, equal to 0.15% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year. DFM has agreed to reimburse certain expenses of the Class A and Class B Fund, and, together with certain other service providers to the Class Y Fund and the Portfolio, to waive and/or reimburse expenses of the Class Y Fund, for at least one year from the respective Fund's commencement of operations. See "Expenses."


Adviser
Pursuant to an investment advisory agreement ("Advisory Agreement") among DFM, DWS International Portfolio Management GmbH and DBSIM, the Adviser provides investment advice and portfolio management services to the Portfolio. Subject to the overall supervision of DFM, the Adviser conducts the day-to-day investment decisions of the Portfolio, arranges for the execution of portfolio transactions and furnishes a continuous investment program for the Portfolio.

The Adviser is an SEC-registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major German banking institution. The offices of the Adviser are located at 31 West 52nd Street, New York, New York 10019.

For these services, the Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.1125% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

Administrator

Under a master agreement for administration services with the Corporation, Federated Services Company serves as Administrator to the Funds. In connection with its responsibilities as Administrator, Federated Services Company, among other things (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory documents; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation; (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.

As Administrator, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at an annual rate, for at least the Fund's first year of operations, equal to 0.045% of the average daily net assets of the Fund on an annualized basis for the Fund's then-current fiscal year. If, after the Funds' first year of operations, the average net assets of the Portfolio (excluding assets attributable to the Class Y Fund) have not reached $325 million, the Administrator's fee would be increased to an annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of the average daily net assets of each Fund greater than $200 million. The Administrator has agreed, together with the Manager and the Adviser and certain other service providers to the Class Y Fund and the Portfolio, to waive a portion of their fees and/or reimburse expenses of the Fund under certain circumstances for at least one year from the Fund's commencement of investment operations. See "Expenses."

Operations Agent

Under an operations agency agreement with the Portfolio Trust, Federated Services Company serves as Operations Agent to the Portfolio. In connection with its responsibilities as Operations Agent, Federated Services Company, among other things (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations; (iii)prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio Trust; (v) coordinates the activities of all service providers; (vi)conducts compliance training for the Adviser; (vii) prepares investor meeting materials; and (viii) monitors and supervises collection of tax reclaims.As Operations Agent of the Portfolio, Federated Services Company receives a fee from the Portfolio, which is computed daily and paid monthly, at an annual rate, for at least the Portfolio's first year of operations, equal to 0.015% of the average daily net assets of the Portfolio. If, after the Portfolio's first year of operations, the average net assets of the Portfolio (excluding assets attributable to the Class Y Fund) have not reached $325 million, the Operations Agent's fee would be increased to an annual rate of 0.035% of the average daily net assets of the Portfolio.

See "Expenses."

Administrative Agent

Under an administration agreement with the Portfolio Trust, IBT (Cayman) provides certain services to the Portfolio, including (i) filing and maintaining the governing documents, registration statements and other regulatory filings;
(ii) maintaining a telephone line; (iii) approving annual expense budgets; (iv) authorizing expenses; (v) distributing materials to the Trustees of the Portfolio Trust; (vi) authorizing dividend distributions; (vii) maintaining books and records; (viii) filing tax returns; and (ix) maintaining the investor register.

The Portfolio Trust has entered into an administrative agreement with IBT (Cayman). As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from each Portfolio, which is computed daily and paid monthly at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year.

Distributor

Edgewood serves as principal Distributor for shares of each Fund. Edgewood is located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-5829. It is a New York corporation organized on October 26, 1993, and is the principal Distributor for a number of investment companies. Edgewood is a subsidiary of Federated Investors, Inc. and an affiliate of Federated Services Company.

Under a distribution and services plan adopted in accordance with Rule 12b-1 of the 1940 Act, Class B Shares are subject to a distribution plan (the "Distribution Plan") and Class A Shares and Class B Shares are subject to a service plan (the "Service Plan").

Under the Distribution Plan, Class B Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B Shares to finance any activity which is principally intended to result in the sale of Class B Shares subject to the Distribution Plan. Because distribution fees to be paid by a Fund to the Distributor may not exceed an annual rate of 0.75% of Class B Shares' average daily net assets, it will take the Distributor a number of years to recoup the expenses, including payments to other dealers, it has incurred for its sales services and distribution-related support services pursuant to the Distribution Plan.

The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the Distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from future payments made by shares under the Distribution Plan.

Under the Service Plan, the Class A and Class B Fund pays to DFM for the provision of certain services to the holders of Class A Shares and Class B Shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and financial intermediaries, and services related to the maintenance of shareholder accounts, and other services. DFM determines the amounts to be paid to financial intermediaries, the schedules of such fees and the basis upon which such fees will be paid. Securities laws may require certain Financial Intermediaries such as depository institutions to register as dealers.

DFM may pay financial intermediaries a shareholder services fee of up to 0.25% of the amount invested in Class A Shares and Class B Shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Deutsche Funds or certain other products made available by the Distributor to such plans or programs is $1,000,000 or more ("Eligible Benefit Plans"). Shares in the Deutsche Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. DFM reserves the right to cease paying these fees at any time. DFM may pay such fees from its own funds in addition to amounts received from the Funds under the Service Plan, including past profits or any other source available to it. Such payments are subject to a reclaim from the financial intermediary should the assets leave the plan or program within 12 months after purchase.

Furthermore, with respect to Class A Shares and Class B Shares, the Distributor may offer to pay a fee from its own assets to Financial Intermediaries as financial assistance for providing substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Class A and Class B Fund. Such assistance may be predicated upon the amount of shares the financial intermediary sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial intermediary.

Transfer Agent, Custodian and Fund Accountant

Federated Shareholder Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as the Transfer Agent and dividend disbursing agent for the Funds. IBT, 200 Clarendon Street, Boston, Massachusetts 02116, acts as the Custodian of the Funds' and the Portfolio's assets. Securities held for the Portfolio may be held by a sub-custodian bank approved by the Trustees or Custodian of the Portfolio Trust. IBT (Canada) provides fund accounting services to the Funds and the Portfolio, including (i) calculation of the daily net asset value for the Funds and the Portfolio; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal securities and other regulatory requirements; and (iii) monitoring the Funds' and Portfolio's compliance with the requirements applicable to a regulated investment company under the Internal Revenue Code (the "Code").

Year 2000 Statement

Like other mutual funds and business organizations worldwide, the Funds' service providers (among them, the Manager, Adviser, Distributor, Administrator, Custodian and Transfer Agent) must ensure that their computer systems are adjusted to properly process and calculate date-related information from and after January 1, 2000. Many software programs and, to a lesser extent, the computer hardware in use today cannot distinguish the year 2000 from the year 1900. Such a design flaw could have a negative impact in the handling of securities trades, pricing and accounting services. The Funds and their service providers are actively working on necessary changes to computer systems to deal with the year 2000 issue and the Funds' service providers have represented to the Fund that they believe their systems will be year 2000 compliant when required. Analysis continues regarding whether the financial impact of instituting a year 2000 compliant program will have any financial impact on the Funds' operations.

Expenses

In addition to the fees payable under the various agreements discussed above, each Fund and the Portfolio are responsible for usual and customary expenses associated with their respective operations. Such expenses may include organization expenses, legal fees, audit fees and expenses, insurance costs, the compensation and expenses of the Directors or Trustees, as the case may be, registration fees under applicable securities laws, fund accounting fees, custodian fees and extraordinary expenses. For each Fund, such expenses also include transfer, registrar and dividend disbursing costs, and the expenses of printing and mailing reports and notices and proxy statements to Fund shareholders. For the Portfolio, such expenses also include brokerage expenses.

As discussed above, if, after the Portfolio's first year of operations, the average net assets of the Portfolio have not reached $325 million, Federated Services Company, as Administrator and Operations Agent to the Funds and the Portfolio, respectively, may increase the annual rate of its asset-based fees. See "Administrator" and "Operations Agent." In addition, in such circumstance IBT and IBT (Canada), as Custodian and Fund Accounting Agent, respectively, to the Funds and the Portfolio, may increase the asset-based fees charged to the Portfolio. Such increase by the Custodian and Fund Accounting Agent could add fees of as much as 0.015% per annum of the average annual assets of the Funds and the Portfolio.

The Manager, Adviser, Administrator, Operations Agent, Administrative Agent, Transfer Agent, Fund Accounting Agent and Custodian have voluntarily agreed to waive a portion of their respective fees and/or reimburse expenses with respect to the Class Y Fund, for at least the Fund's first year of operations, to the extent necessary to maintain such Fund's ratio of total operating expenses to average annual net assets at not more than 0.20%. The Manager has agreed to reimburse the expenses of the Class A and Class B Fund, for at least the Fund's first year of operations, to the extent necessary to maintain the ratio of total operating expenses to average annual net assets of the Class A shares and Class B shares at 0.55% and 1.30%, respectively. There can be no assurance that the Manager or the other service providers will continue such fee waivers or reimbursement beyond one year.

Expenses of Class A Shares and Class B Shares

Holders of Class A Shares and Class B Shares bear their allocable portion of the Class A and Class B Fund's expenses along with their allocable share of the Portfolio's operating expenses. At present, the only expenses which are allocated specifically to Class A Shares and Class B Shares as classes are expenses under the Distribution Plan and expenses under the Service Plan. However, the Directors reserve the right to allocate certain other expenses to holders of Class A Shares and Class B Shares ("Class Expenses"). In any case, Class Expenses would be limited to: distribution fees; shareholder services fees; transfer agent fees as identified by the Transfer Agent as attributable to holders of Class A Shares and Class B Shares; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders as attributable to holders of Class A Shares and Class B Shares; registration fees paid to the SEC and to state securities commissions as attributable to holders of Class A Shares and Class B Shares; expenses related to administrative personnel and services as required to support holders of Class A Shares and Class B Shares; legal fees relating solely to Class A Shares and Class B Shares; and Directors' fees incurred as a result of issues related solely to Class A Shares and Class B Shares.

Portfolio Transactions

Although the Portfolio generally holds investments until maturity and does not seek profits through short-term trading, it may dispose of any portfolio security prior to its maturity if it believes such disposition advisable. Money market securities are generally traded on a net basis and do not normally involve brokerage commissions or transfer taxes. See "Portfolio Transactions" in the Statement of Additional Information.

                               PURCHASE OF SHARES

Shares of the Funds are sold on days on which the New York Stock Exchange ("NYSE") and Federal Reserve Bank are open. Shares of each Fund may be purchased as described below either through a financial intermediary (such as a bank or broker/dealer which has a sales agreement with the Distributor) or by sending a wire or a check directly to a Fund, with a minimum initial investment of $5,000 for the Class A and Class B Fund; or $5 million for the Class Y Fund, unless:
(a) the investor has invested at least $5 million in the aggregate among any class of shares of any Deutsche Fund; or (b) the investor has, in the opinion of the Manager, adequate intent and availability of funds to reach a future level of investment of $5 million among any class of shares of Deutsche Funds. Additional investments in the Class A and Class B Fund can be made for as little as $500. There is no minimum for subsequent purchases in the Class Y Fund. The minimum initial investments for retirement plan participants is $1,000 and the subsequent investment for retirement plan participants is $100. (financial intermediaries may impose different minimum investment requirements on their customers and may separately charge a fee for Fund transactions.) Class B Shares may be purchased, without an initial sales charge but subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge"), only upon an exchange of Class B Shares of another Deutsche Fund.

In connection with any sale, the Distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Funds reserve the right to reject any purchase request. An account must be established through a financial intermediary or by completing, signing, and returning the new account form available from the Funds before shares can be purchased.

Purchasing Shares Through a Financial Intermediary

An investor may call a financial intermediary (such as a bank or an investment dealer, which has a sales agreement with the Distributor) to place an order to purchase shares. Orders placed through a financial intermediary are considered received when the Fund is notified of the purchase order. Shares are purchased at a price equal to their net asset value next determined after receipt of the purchase order. Purchase orders must be received by the Funds before 3:00 p.m. (U.S. Eastern time) in order for the purchased shares to be entitled to dividends declared that day. It is the financial intermediary's responsibility to transmit orders promptly.

The financial intermediary which maintains investor accounts in Class B Shares with the Class A and Class B Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge").

Purchasing Shares by Wire

Once an account has been established, shares may be purchased by Federal Reserve wire by calling the Transfer Agent before 3:00 p.m. (U.S. Eastern time). Payment by federal funds must be received before 4:00 p.m. (U.S. Eastern time) in order to begin earning dividends that same day. All information needed will be taken over the telephone, and the order is considered received when IBT receives payment by wire. Federal funds should be wired as follows: Investors Bank & Trust, Boston, MA: ABA Number 0110-0143-8; BFN Account Number 570000307; For Credit to: (Fund Name) (Fund Class); (Fund Number, this number can be found on the account statement or by contacting the Funds); Account Number; Trade Date and Order Number; Group Number or Dealer Number; Nominee or Institution Name; and ABA Number [#]. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your account representative at the telephone number listed on your account statement.

Purchasing Shares by Check

Once an account has been established, shares may be purchased by sending a check made payable to the name of the specific Fund (designate class of shares and account number) to: Deutsche Funds, Inc., P.O. Box 8612, Boston, MA 02266-8612. Please include an account number on the check. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received).

                           SPECIAL PURCHASE FEATURES

Systematic Investment Program

Once an account has been opened with the minimum initial investment, shareholders of Class A Shares may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account at an Automated Clearing House ("ACH") member and invested in the Fund at the net asset value next determined after an order is received by the Fund. Shareholders should contact their Financial Intermediary or the Fund directly to participate in this program.

Retirement Plans

Class A and Class B Fund shares can be purchased as an investment for retirement plans or Individual Retirement Accounts ("IRAs"). For further details, contact the Funds and consult a tax adviser.

                          CONVERSION OF CLASS B SHARES

Class B Shares will automatically convert into Class A Shares on or about the fifteenth of the month eight full years after the initial purchase date in any one Deutsche Fund. Until conversion, Class B Shares will have a higher expense ratio and pay lower dividends than Class A Shares due to the higher 12b-1 fees.

                               EXCHANGE PRIVILEGE

Class A Shares

Class A shareholders may exchange all or some of their shares for Class A shares of other Deutsche Funds at relative net asset value plus a sales charge to the extent required by that Deutsche Fund. Sales charges will not be imposed to the extent the exchange is made with proceeds from the previous redemption of Class A Shares of another Deutsche Fund that imposed a sales charge on the initial purchase. None of the Deutsche Funds imposes any additional fees on exchanges. However, Class A Shares acquired upon the exchange of Class A Shares of another Deutsche Fund purchased without an initial sales charge (i) based on an initial investment of $1,000,000 or more or (ii) with proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Edgewood may be charged a contingent deferred sales charge of 1.00% for redemptions made within one full year of the original purchase.

Class B Shares

Class B shareholders may exchange all or some of their shares for Class B Shares of other Deutsche Funds. Contact your financial intermediary regarding the availability of other Class B Shares in the Deutsche Funds. Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged shares. To the extent that a shareholder exchanges shares for Class B shares of other Deutsche Funds, the time for which exchanged- from shares were held will be credited against the time for which the exchanged- for shares are required to be held for purposes of satisfying the applicable holding period in respect of the contingent deferred sales charge. For more information, see "Contingent Deferred Sales Charge."

Class Y Shares
Class Y shareholders have no exchange privileges.

Please contact your financial intermediary directly or the Distributor for information on and prospectuses for the Deutsche Funds into which your shares may be exchanged free of charge.

Requirements for Exchange

Shareholders using this privilege must exchange shares having a net asset value equal to the minimum investment requirements of the Deutsche Fund into which the exchange is being made. The shareholder must receive a prospectus of the Deutsche Fund for which the exchange is being made.

This privilege is available to shareholders resident in any state in which the shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and proceeds invested in the same class of shares of the other Fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified in advance of the modification or termination of the exchange privilege.

Tax Consequences

An exchange will be treated as a taxable sale for federal income tax purposes and any gain or loss realized will be subject to the rules applicable to reinvestments. See "Taxes" below for additional information.

Making an Exchange

Instructions for exchanging may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of the Class A and Class B Fund may have difficulty in making exchanges by telephone through brokers and other financial intermediaries during times of drastic economic or market changes. If a shareholder cannot contact a broker or financial intermediary by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to: Deutsche Funds, Inc., c/o Federated Shareholder Services Company, 1099 Hingham Street, Rockland, MA 02370-3317.

Telephone Instructions

Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with the Funds. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Funds. If reasonable procedures are not followed, the responsible party may be liable for losses due to unauthorized or fraudulent telephone instructions. Shares may be exchanged between two Funds by telephone only if the two Deutsche Funds have identical shareholder registrations.

Any shares held in certificated form cannot be exchanged by telephone but must be forwarded to Federated Shareholder Services Company and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed as of 2:00 p.m. (U.S. Eastern time) and must be received by the Fund before that time for shares to be exchanged the same day. Shareholders exchanging into the Class A and Class B Fund will begin receiving dividends the following business day. This privilege may be modified or terminated at any time.

                              REDEMPTION OF SHARES

Shares are redeemed at their net asset value, next determined after a Fund receives the redemption request, less any applicable contingent deferred sales charge. Redemptions will be made on days on which each Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

Redeeming Shares Through a Financial Intermediary

Shares of the Funds may be redeemed by calling your financial intermediary to request the redemption. Shares will be redeemed at the net asset value next determined after a Fund receives the redemption request from the financial intermediary, less any applicable contingent deferred sales charge. The financial intermediary is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial intermediary for this service. Redemption requests must be received by the Fund before 2:00 p.m. (U.S. Eastern time) in order for redemption proceeds to be disbursed the same day.

Redeeming Shares by Telephone

Shares may be redeemed in any amount by calling a Fund provided the Fund has received a properly completed authorization form. These forms can be obtained from the Transfer Agent. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Wire transfer requests received before 2:00 p.m. (U.S. Eastern time) will be processed the same day, but will not include that day's dividend. Wire transfer requests received after that time will be processed the following business day, but will include that day's dividend. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed shares purchased by check or through an ACH will not be wired until the payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day.

Telephone instructions will be recorded. If reasonable procedures are not followed by a Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, redemption by mail (see "Redeeming Shares by Mail") should be considered. If at any time a Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

Redeeming Shares by Mail

Shares may be redeemed in any amount by mailing a written request to: Deutsche Funds, Inc., c/o Federated Shareholder Services Company, P.O. Box 8612, Boston, MA 02266-8612. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: Fund Name and the share class name; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days after receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with a Fund, or a redemption payable other than to the shareholder of record, must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined by the Securities and Exchange Act of 1934, as amended. The Funds do not accept signatures guaranteed by a notary public.

The Funds and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

                          SPECIAL REDEMPTION FEATURES

Systematic Withdrawal Program

The Systematic Withdrawal Program permits the Class A and Class B Fund shareholders to receive payments of a predetermined amount from accounts with a $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. Under this program, shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder.

Depending upon the amount of the withdrawal payments, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. A shareholder may apply for participation in this program through such shareholder's financial intermediary.


                        CONTINGENT DEFERRED SALES CHARGE

Shareholders may be subject to a contingent deferred sales charge upon redemption of their shares under the following circumstances:

Class A Shares

No initial sales charge applies, but a contingent deferred sales charge of 1% is imposed on certain redemptions of shares issued in exchange for Class A Shares of another Deutsche Fund within one year of the original purchase. See "Exchange Privilege." Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the shares of the exchanged-from Deutsche Fund at the time of purchase or the net asset value of the redeemed shares at the time of redemption.

Class B Shares

Shareholders redeeming Class B Shares from their Fund accounts within six full years of the purchase date of the Class B Shares originally purchased in the Deutsche Fund from which the shareholder exchanged will be charged a contingent deferred sales charge by the Distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of (i) the net asset value of the Class B Shares of the exchanged-from Deutsche Fund, at the time of their original purchase or (ii) the net asset value of the redeemed shares at the time of redemption.

Class A Shares and Class B Shares

The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the Distributor. The contingent deferred sales charge will not be imposed with respect to: (1) shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order: (1) shares acquired through the reinvestment of dividends and long-term capital gains;
(2)shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares; (3) shares held for fewer than six years with respect to Class B Shares and one full year from the date of purchase with respect to applicable Class A Shares on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund shares for shares of other funds in the Deutsche Funds of the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the Fund shares issued in an exchange from another Deutsche Fund are redeemed is calculated as if the shareholder had held the shares from the date on which such shareholder became a shareholder of the exchanged-from shares. Moreover, the contingent deferred sales charge will be eliminated with respect to certain redemptions (see "Elimination of Contingent Deferred Sales Charge").

Elimination of Contingent Deferred Sales Charge

The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder; (2) redemptions representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70/1/U\\2; and (3) involuntary redemptions by the Fund of shares in shareholder accounts that do not comply with the minimum balance requirements. No contingent deferred sales charge will be imposed on redemptions of shares held by Directors, employees and sales representatives of the Corporation, Trustees or employees of the Portfolio Trust, the distributor, or affiliates of the Funds or distributor; employees of any financial intermediary that sells shares of the Funds pursuant to a sales agreement with the Distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940, or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other financial intermediary, to the extent that no payments were advanced for purchases made through such entities. The Directors reserve the right to discontinue elimination of the contingent deferred sales charge. Shareholders will be notified of such elimination. Any shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Funds' Prospectus at the time of the purchase of the shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify the Distributor or the Transfer Agent in writing that such shareholder is entitled to such elimination.

                         ACCOUNT AND SHARE INFORMATION

Certificates and Confirmations

As Transfer Agent for the Funds, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Shareholder Services Company. No certificates will be issued for fractional shares.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Monthly confirmations are sent to report dividends paid during that month.

Accounts with Low Balances

Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the required minimum value. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

                          DIVIDENDS AND DISTRIBUTIONS

All the Funds' net income and short-term capital gains and losses, if any, are declared as a dividend daily and paid monthly. All shareholders on the record date are entitled to dividends and distributions.

Dividends and distributions paid by a Fund are automatically reinvested in additional shares of that Fund at net asset value with no sales charge unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

U.S. federal regulations require that a shareholder provide a certified taxpayer identification number ("TIN") upon opening an account. A TIN is either the Social Security number or employer identification number of the record owner of the account. Failure to furnish a certified TIN to a Fund could subject a shareholder to a $50 penalty which will be imposed by the Internal Revenue Service ("IRS") on the Fund and passed on by the Fund to the shareholder. With respect to individual investors and certain non-qualified retirement plans, U.S. federal regulations generally require the Funds to withhold ("backup withholding") and remit to the U.S. Treasury 31% of any dividends and distributions (including the proceeds of any redemption) payable to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Funds to institute backup withholding if the IRS determines a shareholder's TIN is incorrect. Backup withholding is not an additional tax; amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

                                NET ASSET VALUE

The net asset value for shares of each class of the Class A and Class B Fund and the Class Y Fund is determined by subtracting from the value of each Fund's and class' total assets (i.e., the value of its investment in the Portfolio and other assets) the amount of its pro rata share liabilities, including expenses payable or accrued, and dividing the difference by the number of shares of each share class or Fund outstanding at the time the determination is made. It is anticipated that the net asset value per share of each Fund will remain constant at $1.00. No assurance can be given that this goal can be achieved.

Each Fund computes its net asset value once daily at 3:00 p.m. (U.S. Eastern time) on Monday through Friday, except on the holidays listed under "Net Asset Value" in the Statement of Additional Information.

The Portfolio's assets are valued by using the amortized cost method of valuation. This method involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of the securities held by the Portfolio fluctuates on the basis of the creditworthiness of the issuers of such securities and on the levels of interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods when the value so determined is higher or lower than the price the Portfolio would receive if the security were sold. (See "Net Asset Value" in the Statement of Additional Information.)

                                  ORGANIZATION

The Corporation is an open-end management investment company organized on May 22, 1997, as a corporation under the laws of the State of Maryland. Its offices are located at 5800 Corporate Drive Pittsburgh, PA 15237-7010; its telephone number is 888-4-DEUTSCHE.

The Articles of Incorporation currently permit the Corporation to issue 17,500,000,000 shares of common stock, par value $0.001 per share, of which 5,000,000,000 shares have been classified as shares of Deutsche US Money Market Fund and 10,000,000,000 shares have been classified as shares of Deutsche Institutional US Money Market Fund. The Board of Directors of the Corporation may increase the number of shares the Corporation is authorized to issue without the approval of shareholders. The Board of Directors of the Corporation also has the power to designate one or more additional series of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently there are 11 such series and two classes of shares for 10 of the Funds known as Class A Shares and Class B Shares. Five of the funds also offer Class C Shares and the Class Y Fund has Class Y Shares.

Each share of a Fund or class shall have equal rights with each other share of the Fund or class with respect to the assets of the Corporation pertaining to the Fund or class. Upon liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to their class.

Shareholders of each Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in each Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B Shares into Class A Shares as described under "Purchase of Shares--Conversion of Class B Shares"). The rights of redemption are described elsewhere herein. Shares are fully paid and nonassessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one third of the shares outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of a Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund or class, a financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by an financial intermediary are deemed represented at the meeting for purposes of quorum requirements.

The Portfolio is a series of the Deutsche Portfolios, a trust organized under the laws of the State of New York. The Deutsche Portfolios' Declaration of Trust provides that the Funds and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Funds nor their shareholders will be adversely affected by reason of the investment of all of the assets of the Funds in the Portfolio.

Each investor in the Portfolio, including the Funds, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 p.m. (U.S. Eastern time) on each such business day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i)the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (U.S. Eastern time) on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m. (U.S. Eastern time) on the following business day of the Portfolio.

Whenever the Corporation is requested to vote on a matter pertaining to the Portfolio, the Corporation will vote its shares without a meeting of shareholders of the Funds if the proposal is one that, if made with respect to the Funds, would not require the vote of shareholders of the Funds, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Funds and, at the meeting of investors in the Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Funds' shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolio Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

                                     TAXES

The Corporation intends that the Funds will qualify as a separate "regulated investment company" under Subchapter M of the Code. As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its income and gains that it distributes to stockholders, provided that it distributes at least 90% of its net investment income (which includes income, other than capital gains, net of operating expenses, and the Fund's net short-term capital gains in excess of its net long-term capital losses and capital loss carry forward, if any). Each Fund intends to distribute at least annually to its shareholders substantially all of its net investment income (and realized net capital gains, if any) for each taxable year. The Portfolio intends to elect to be treated as a partnership for U.S. federal income tax purposes. As such, the Portfolio generally should not be subject to U.S. taxes.

Dividends of net investment income are taxable to a U.S. shareholder as ordinary income whether such distributions are taken in cash or are reinvested in additional shares. Although each Fund does not intend to have any long-term capital gains, distributions of net long-term capital gains, if any, are taxable to a U.S. shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund's shares and regardless of whether taken in cash or reinvested in additional shares.

For further information on taxes, see "Taxes" in the Statement of Additional Information.

                             ADDITIONAL INFORMATION

Each Fund sends to its shareholders annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. Shareholders also will be sent confirmations of each purchase and redemption on monthly statements, reflecting all other account activity, including dividends and any distributions reinvested in additional shares or credited as cash.

In addition to selling beneficial interests to the Funds, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Funds. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Administrator at 888-4-DEUTSCHE.

Each Fund may withdraw its investment from the Portfolio at any time if the Board of Directors of the Corporation determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with its investment objective and policies.

                                   APPENDIX A

THIS APPENDIX IS INTENDED TO PROVIDE DESCRIPTIONS OF THE SHORT-TERM SECURITIES THE PORTFOLIO MAY PURCHASE. HOWEVER, OTHER SUCH SECURITIES NOT MENTIONED BELOW MAY BE PURCHASED FOR THE PORTFOLIO IF THEY MEET THE QUALITY AND MATURITY GUIDELINES SET FORTH IN THE PORTFOLIO'S INVESTMENT POLICIES.

U.S. Government Securities

Assets of the Portfolio may be invested in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA), the U.S. Postal Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the U.S. Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association, the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass-through obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. government securities.

Bank Obligations

Assets of the Portfolio may be invested in U.S. dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers' acceptances of banks, savings associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees. See "Bond, Note and Commercial Paper Ratings" in the Statement of Additional Information.

There is no additional percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. Since the Portfolio may contain U.S. dollar-denominated certificates of deposit, fixed time deposits and bankers' acceptances that are issued by non-U.S. banks and their non-U.S. branches, the Portfolio may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. Issuers of non-U.S. bank obligations may be subject to less stringent or different regulations than are U.S. bank issuers, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Income earned or received by the Portfolio from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Portfolio would reduce its net income available for distribution to investors (i.e., the Funds and other investors in the Portfolio); however, the Adviser would consider available yields, net of any required taxes, in selecting securities of non-U.S. issuers. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Portfolio are not invested in obligations of the Manager, or the Distributor, or in the obligations of the affiliates of any such organization. Assets of the Portfolio are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Portfolio's net assets would be invested in such deposits.

Commercial Paper

Assets of the Portfolio may be invested in commercial paper including variable rate demand master notes issued by U.S. corporations or by non-U.S. corporations which are direct parents or subsidiaries of U.S. corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees. Any commercial paper issued by a non-U.S. corporation must be U.S. dollar-denominated and not subject to non-U.S. withholding tax at the time of purchase. Aggregate investments in non-U.S. commercial paper of non-U.S. issuers cannot exceed 10% of the Portfolio's net assets. Since the Portfolio may contain commercial paper issued by non-U.S. corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

Repurchase Agreements

Repurchase agreements may be entered into for the Portfolio only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Portfolio invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Portfolio always receives as collateral securities which are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Portfolio in each agreement along with accrued interest. Payment for such securities is made for the Portfolio only upon physical delivery or evidence of book-entry transfer to the account of IBT, the Portfolio's Custodian. If the Lender defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Portfolio may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Portfolio if, as a result, more than 10% of the Portfolio's net assets would be invested in such repurchase agreement together with any other investment for which market quotations are not readily available.

When-Issued and Delayed Delivery Securities

Securities may be purchased for the Portfolio on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no interest accrues to the Portfolio until delivery and payment take place. At the time the commitment to purchase securities for the Portfolio on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Portfolio's net asset value. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. Commitments for such when-issued securities are made only when there is an intention of actually acquiring the securities. To facilitate such acquisitions, a segregated account with the Custodian is maintained for the Portfolio with liquid assets in an amount at least equal to such commitments. Such a segregated account consists of liquid, high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the commitments. On delivery dates for such transactions, such obligations are met from maturities or sales of the securities held in the segregated account and/or from cash flow. If the right to acquire a when-issued security is disposed of prior to its acquisition, the Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments for the Portfolio may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

Securities of the World Bank, Other Supranational Organizations and Foreign Governments

Assets of the Portfolio may also be invested in obligations of the International Bank of Reconstruction and Development (also known as the World Bank) and certain other supranational organizations, which are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future. The Portfolio limits its investment in United States dollar-denominated obligations of foreign governments and their agencies and instrumentalities to the commercial paper and other short-term notes (or other notes with remaining maturities meeting the requirements of Rule 2a-7) issued or guaranteed by the governments, or agencies and instrumentalities thereof, that are members of the OECD (Organisation for Economic Co-Operation and Development) and those countries whose sovereign issuances qualify as Eligible Securities.

Other Obligations

Assets of the Portfolio may be invested in bonds, with remaining maturities not exceeding one year, issued by U.S. corporations which at the date of investment are rated within the highest rating category for such obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Corporation or the Distributor. This Prospectus does not constitute an offer by the Corporation or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Corporation or the Distributor to make such offer in such jurisdiction.

Deutsche US Money Market Fund
Investment Manager
Deutsche Fund Management, Inc.
31 West 52nd Street
New York, NY 10019

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-5829

Transfer Agent
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

Custodian
Investors Bank & Trust Co.
200 Clarendon Street
Boston, MA 02116
GO2179-06 (10/98)